Exhibit 10.6.2








                            Dated 22 September 2004









                          GRANITE MORTGAGES 04-3 PLC













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                      ISSUER MASTER DEFINITIONS SCHEDULE

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                          SIDLEY AUSTIN BROWN & WOOD
                               WOOLGATE EXCHANGE
                             25 BASINGHALL STREET
                                LONDON EC2V 5HA
                            TELEPHONE 020 7360 3600
                            FACSIMILE 020 7626 7937
                            ref:30507-30030/664672







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CONTENTS

1.   Definitions..............................................................1

2.   Interpretation and Construction.........................................33

3.   Governing Law...........................................................35


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THIS ISSUER MASTER DEFINITIONS SCHEDULE is signed for the purposes of identification on 22 September 2004

BY:

(1) Sidley Austin Brown & Wood of Woolgate Exchange, 25 Basinghall Street, London EC2V 5HA; and

(2)  Allen & Overy LLP of One New Change, London EC4M 9QQ.

1.   Definitions

Words and expressions used in any document which incorporates this clause or to which this clause applies shall, have the same meanings as are set out in this Issuer Master Definitions Schedule except so far as the context requires otherwise.

"Account Bank" means, in relation to the Current Issuer, the Current Issuer Account Bank and for any other Issuer, the Account Bank for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Additional Interest" means interest which will accrue on Deferred Interest at the rate of interest applicable from time to time on the classes of Current Issuer Notes, as further described in Condition 4 of the Current Issuer Notes;

"Additional Assigned Mortgage Loan" means any Mortgage Loan which is sold and assigned by the Seller to the Mortgages Trustee on 23 August 2004 under the terms of the Mortgage Sale Agreement and referenced by its mortgage loan identifier number and comprising the aggregate of all principal sums, interest, costs, charges, expenses and other monies (including all Further Advances) due or owing with respect to that Mortgage Loan under the relevant Mortgage Conditions by a Borrower on the security of a Mortgage from time to time outstanding or, as the context may require, the Borrower's obligations in respect of the same;

"Additional Assigned Mortgage Portfolio" means the portfolio of Additional Assigned Mortgage Loans, their Related Security, Accrued Interest and other amounts derived from such Additional Assigned Mortgage Loans that the Seller sold and assigned to the Mortgages Trustee on 23 August 2004;

"Additional Assigned Trust Property" means the Additional Assigned Mortgage Portfolio sold and assigned to the Mortgage Trustee by the Seller on 23 August 2004, including the Additional Assigned Mortgage Loans and their Related Security, the rights under the MIG Policies and the other Insurance Policies arranged by the Seller;

"Agent Bank" means, in relation to the Current Issuer, Citibank, N.A., 5 Carmelite Street, London EC4Y 0PA initially appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor Agent Bank at its Specified Office;

"Agents" means, in relation to the Current Issuer, the Principal Paying Agent, the US Paying Agent, the Registrar and the Transfer Agent, initially appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement, or, if applicable, any successor agents;

"Alternative Clearing System" means any clearing system other than DTC, Euroclear and Clearstream, Luxembourg;

"Appointee" has the meaning specified in the Current Issuer Trust Deed;


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"Auditors" or "auditors" means PricewaterhouseCoopers of 89 Sandyford Road,
Newcastle upon Tyne NE99 1PL or such other internationally recognised independent firm of auditors selected from time to time by (in the case of the Mortgages Trustee) the Mortgages Trustee or (in the case of Funding) Funding or (in the case of the Current Issuer) the Current Issuer and appointed by the Mortgages Trustee, Funding or, as the case may be, the Current Issuer;

"Authorised Denominations" means, in relation to the Current Issuer Notes, denominations of, in the case of any class of the Dollar Notes $100,000 and integral multiples of $1,000 in excess thereof, in the case of any class of the Sterling Notes, (GBP)50,000 and integral multiples of (GBP)1,000 in excess thereof, in the case of any class of the Euro Notes, (euro)50,000 and integral multiples of (euro)1,000 in excess thereof and in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders;

"Authorised Dollar Holding" means $100,000 (which shall be the minimum allowable holding with respect to each Dollar Note) and integral multiples of $1,000 in excess thereof;

"Authorised Euro Holding" means (euro)50,000 (which shall be the minimum allowable holding with respect to each Euro Note) and integral multiples of
(euro)1,000 in excess thereof;

"Authorised Signatory" means in relation to:

(a) the Current Issuer, any authorised signatory referred to in the Issuer Account Mandates relating to that Issuer;

(b) the Mortgages Trustee, any authorised signatory referred to in the Mortgages Trustee Account Mandates; and

(c)  Funding, any authorised signatory referred to in the Funding Account
     Mandates;

"Authorised Sterling Holding" means (GBP)50,000 (which shall be the minimum allowable holding with respect to each Sterling Note) and integral multiples of (GBP)1,000 in excess thereof;

"Average Fixed Rate Mortgage Loan Balance" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Average Flexible Mortgage Loan Balance" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Average Mortgage Loan Balance" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Average Variable Rate Mortgage Loan Balance" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Basic Terms Modification" in relation to the Current Issuer Notes has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"Basis Rate Swap" means, in relation to the Current Issuer, the Current Issuer Basis Rate Swap and for any other Issuer, the swap transaction documented under the Basis Rate Swap Agreement for such Issuer;

"Basis Rate Swap Agreement" means, in relation to the Current Issuer, the Current Issuer Basis Rate Swap Agreement and for any other Issuer, the ISDA Master Agreement, Schedule, Confirmation and any Credit Support Annex or other credit support documents thereto entered into among such Issuer, the related Basis Rate Swap Provider, the Note Trustee and/or any credit support provider, as may be


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amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement basis rate swap agreement entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"Basis Rate Swap Provider" means in relation to the Current Issuer, the Current Issuer Basis Rate Swap Provider and for any other Issuer the basis rate swap provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Basis Rate Swap Provider Default" means, in relation to the Current Issuer, the occurrence of an Event of Default (as defined in the Current Issuer Basis Rate Swap Agreement) or a Downgrade Termination Event under the Current Issuer Basis Rate Swap Agreement where the Current Issuer Basis Rate Swap Provider is the Defaulting Party or the Affected Party (as defined in the Current Issuer Basis Rate Swap Agreement);

"Block Voting Instruction" has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"Blocked Note" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Business Day" means, in relation to the Current Issuer Notes and the Current Issuer Intercompany Loan, a day that is a London Business Day, a New York Business Day and a TARGET Business Day;

"Calculation Agent" in relation to any Current Issuer Swap Agreement has the meaning given to it under such Current Issuer Swap Agreement;

"certification date" has the meaning specified in the Current Issuer Trust
Deed;

"Chairman" has the meaning set out in Schedule 4 to the Current Issuer Trust
Deed;

"Class A Enforcement Notice" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class A Notes to be due and repayable pursuant to Condition 9(A) of the Current Issuer Notes;

"Class A Noteholders" means the Series 1 Class A Noteholders, the Series 2 Class A Noteholders and the Series 3 Class A Noteholders;

"Class A Notes" means, in relation to the Current Issuer, the Series 1 Class A1 Notes, the Series 1 Class A2 Notes, the Series 1 Class A3 Notes, the Series 2 Class A1 Notes, the Series 2 Class A2 Notes, the Series 3 Class A1 Notes and the Series 3 Class A2 Notes or any of them as the context may require and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class A Principal Deficiency Sub Ledger" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class A Notes;

"Class B Enforcement Notice" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class B Notes to be due and repayable pursuant to Condition 9(B) of the Current Issuer Notes;

"Class B Noteholders" means the Series 1 Class B Noteholders, the Series 2 Class B Noteholders and the Series 3 Class B Noteholders;

"Class B Notes" means, in relation to the Current Issuer, the Series 1 Class B Notes, the Series 2 Class B Notes and the Series 3 Class B Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;


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"Class B Principal Deficiency Sub Ledger" means the sub-ledger of the Current
Issuer Principal Deficiency Ledger corresponding to the Class B Notes;

"Class C Enforcement Notice" means, a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class C Notes to be due and repayable pursuant to Condition 9(D) of the Current Issuer Notes;

"Class C Noteholders" means the Series 1 Class C Noteholders, the Series 2 Class C Noteholders and the Series 3 Class C Noteholders;

"Class C Notes" means, in relation to the Current Issuer, the Series 1 Class C Notes, the Series 2 Class C Notes and the Series 3 Class C Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class C Principal Deficiency Sub Ledger" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class C Notes;

"Class M Enforcement Notice" means, a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class M Notes to be due and repayable pursuant to Condition 9(C) of the Current Issuer Notes;

"Class M Noteholders" means the Series 1 Class M Noteholders, the Series 2 Class M Noteholders and the Series 3 Class M Noteholders;

"Class M Notes" means, in relation to the Current Issuer, the Series 1 Class M Notes, the Series 2 Class M Notes and the Series 3 Class M Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class M Principal Deficiency Sub Ledger" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class M Notes;

"Clearing System" means any of DTC (with respect to the Dollar Notes) and Euroclear and Clearstream, Luxembourg (with respect to the Euro Notes and the Sterling Notes), and any other or additional organisation of a similar nature as may be approved in writing by the Note Trustee;

"Closing Date" means 22 September 2004;

"Common Depositary" means Citibank, N.A. in its capacity as common depositary for Euroclear or Clearstream, Luxembourg in respect of the Sterling Global Note Certificates and the Euro Global Note Certificates;

"Conditions" or "Terms and Conditions" means, in relation to any Current Issuer Notes, the terms and conditions to be endorsed on such Current Issuer Notes in the form or substantially in the form scheduled to the Current Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Current Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"Contractual Currency" has the meaning specified in Clause 13 of the Current Issuer Trust Deed;

"Current Issuer" means Granite Mortgages 04-3 plc, a company incorporated with limited liability under the laws of England and Wales, registered number 5168395;


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"Current Issuer Account Bank" means the bank at which the Current Issuer Bank
Accounts are maintained from time to time, being Citibank, N.A., 5 Carmelite Street, London EC4Y 0PA, or any other Authorised Entity appointed by the Current Issuer in accordance with the Current Issuer Transaction Documents;

"Current Issuer Available Principal Receipts" means:

(1) prior to enforcement of the Current Issuer Security, in respect of any Payment Date, the sum calculated by the Current Issuer Cash Manager on the Distribution Date immediately preceding such Payment Date equal to:

     (a) all principal amounts repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan during the period from (but excluding) the immediately preceding Payment Date to (and including) such Payment Date; and

     (b) all Current Issuer Available Revenue Receipts which are to be used on that Payment Date to credit the Current Issuer Principal Deficiency Sub Ledger for any Class of Notes issued by the Current Issuer;

     less

     (c) the aggregate of all principal amounts (if any) repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan on the relevant Payment Date which are to be applied on the relevant Payment Date to pay items (A) through (E), (G), (I) or (K) of the Current Issuer Pre-Enforcement Revenue Priority of Payments; and

(2) following enforcement of the Current Issuer Security, in respect of any Payment Date, the sum calculated by or on behalf of the Note Trustee on the Distribution Date immediately preceding such Payment Date as the amount to be repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan during the relevant Interest Period and/or the sum otherwise recovered by the Note Trustee (or the Receiver appointed on its behalf) representing the Principal Amount Outstanding of the Notes;


"Current Issuer Available Revenue Receipts" means, in respect of any Payment Date, the sum calculated by the Current Issuer Cash Manager on the Distribution Date immediately preceding such Payment Date equal to:

(1) interest, fees and any other amount (not including principal), if any, paid by Funding on the relevant Payment Date under the terms of the Current Issuer Intercompany Loan Agreement;

(2) other net income of the Current Issuer (not otherwise included in (1) above or (3) below) including amounts received by the Current Issuer under or in accordance with the Basis Rate Swap Agreement (excluding Swap Collateral Excluded Amounts) and any early termination amounts (other than such early termination amounts applied or to be applied by the Current Issuer in the purchase of one or more replacement hedge transactions) received by the Current Issuer under the Current Issuer Swap Agreements;

(3) interest payable on the Current Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Current Issuer Bank Accounts, in each case which has been or will be received on or before the relevant Payment Date; and



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(4)  (only to the extent required after making the relevant calculations set out in the Current Issuer Cash Management Agreement), the aggregate of all principal amounts (if any) repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan amount of Current Issuer Principal Receipts (if any) on the relevant Payment Date which are to be applied to pay items (A) through (E), (G), (I) and/or (K) of the Current Issuer Pre-Enforcement Revenue Priority of Payments;

"Current Issuer Bank Account Agreement" means the bank account agreement dated on or about the Closing Date between the Current Issuer, the Seller, the Current Issuer Cash Manager, the Current Issuer Account Bank and the Note Trustee;

"Current Issuer Bank Accounts" means the Current Issuer Transaction Accounts and also includes any additional or replacement bank account opened in the name of the Current Issuer from time to time with the prior written consent of the Note Trustee and the Rating Agencies;

"Current Issuer Basis Rate Swap" means the swap transaction documented under the Current Issuer Basis Rate Swap Agreement;

"Current Issuer Basis Rate Swap Agreement" means the ISDA Master Agreement, Schedule and Confirmation thereto each entered into on or about the Closing Date and any Credit Support Annex or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Basis Rate Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement basis rate swap agreement entered into by the Current Issuer from time to time in accordance with the Transaction Documents;

"Current Issuer Basis Rate Swap Provider" means Northern Rock and/or, as applicable, any other basis rate swap provider appointed from time to time by the Current Issuer in accordance with the Current Issuer Transaction Documents;

"Current Issuer Cash Management Agreement" means the cash management agreement entered into on or about the Closing Date between the Current Issuer Cash Manager, the Current Issuer and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement cash management agreement entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"Current Issuer Cash Management Services" means the services to be provided to the Current Issuer and the Note Trustee by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement;

"Current Issuer Cash Manager" means Northern Rock acting pursuant to the Current Issuer Cash Management Agreement as agent for the Current Issuer and the Note Trustee in managing all cash transactions and maintaining certain ledgers on behalf of the Current Issuer;

"Current Issuer Cash Manager Termination Event" means any of the events specified in paragraphs (a) through (c) of Clause 12.1 of the Current Issuer Cash Management Agreement;

"Current Issuer Charged Property" means the property, assets and undertakings of the Current Issuer which from time to time are or are expressed to be mortgaged, charged, assigned, pledged or otherwise encumbered to, or in favour of, the Note Trustee for itself and for the Current Issuer Secured Creditors under the Current Issuer Deed of Charge or any other Current Issuer Transaction Document;


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"Current Issuer Conditions" or "Current Issuer Terms and Conditions" means the terms and conditions to be endorsed on the Current Issuer Notes, substantially in the form set out in Schedule 3 to the Current Issuer Trust Deed, as any of the same may be amended, varied or restated in accordance with the provisions of the Current Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"Current Issuer Corporate Services Agreement" means the corporate services agreement entered into on or before the Closing Date between, inter alia, the Current Issuer Corporate Services Provider, Holdings, the Current Issuer Post Enforcement Call Option Holder, the Current Issuer and Northern Rock for the provision by the Current Issuer Corporate Services Provider of certain corporate services with respect to Holdings, the Current Issuer Post Enforcement Call Option Holder and the Current Issuer as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement corporate services agreement entered into by such parties from time to time in accordance with the Current Issuer Transaction Documents;

"Current Issuer Corporate Services Provider" means in relation to any of the Current Issuer, Holdings or the Current Issuer Post Enforcement Call Option Holder, Law Debenture Corporate Services Limited or such other person or persons for the time being acting as corporate services provider under the Current Issuer Corporate Services Agreement;

"Current Issuer Currency Swap Agreements" means the Current Issuer Dollar Currency Swap Agreements and the Current Issuer Euro Currency Swap Agreements;

"Current Issuer Currency Swap Providers" means the Current Issuer Dollar Currency Swap Provider and the Current Issuer Euro Currency Swap Provider;

"Current Issuer Currency Swaps" means the Current Issuer Dollar Currency Swaps and the Current Issuer Euro Currency Swaps;

"Current Issuer Deed of Accession" means the deed of accession entered into on or about the Closing Date between Funding, the Security Trustee, the Current Issuer, the Current Issuer Start-Up Loan Provider and others whereby, among other things, the Current Issuer and the Current Issuer Start-Up Loan Provider accede to the provisions of the Funding Deed of Charge;

"Current Issuer Deed of Charge" means the deed of charge entered into on or about the Closing Date between the Current Issuer, the Note Trustee, the Current Issuer Swap Providers, the Current Issuer Corporate Services Provider, the Current Issuer Account Bank, the Current Issuer Cash Manager, the Principal Paying Agent and the other Agents appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement as may be amended, restated, varied or supplemented from time in accordance with the Current Issuer Transaction Documents;

"Current Issuer Dollar Account" means the account of the Current Issuer (account number 10853887) held with the Current Issuer Account Bank, denominated in U.S. Dollars and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in U.S. Dollars as may for the time being be in place with the prior consent of the Note Trustee;

"Current Issuer Dollar Currency Swap Agreements" means the ISDA Master Agreements, Schedules and Confirmations thereto entered into on or about the Closing Date and any Credit Support Annexes or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Dollar Currency Swap Providers, the Note Trustee and/or any credit support provider,


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as may be amended, restated varied or supplemented from time to time and shall include any additional and/or replacement currency swap agreement or agreements entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"Current Issuer Dollar Currency Swap Providers" means together, Swiss Re Financial Products Corporation and Barclays Bank plc (each a "Current Issuer Dollar Currency Swap Provider") each as swap counterparty to the Current Issuer under the Current Issuer Dollar Currency Swap Agreements;

"Current Issuer Dollar Currency Swap Rates" means, in relation to the Current Issuer Notes, the rates at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars pursuant to the applicable Current Issuer Dollar Currency Swap or, if there are no relevant Current Issuer Dollar Currency Swap Agreements in effect at such time, in relation to such class of Notes, the "spot" rate at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars, on the foreign exchange markets;

"Current Issuer Dollar Currency Swaps" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Dollar Notes in Dollars;

"Current Issuer Euro Account" means the account of the Current Issuer (account number 10853895) held with the Current Issuer Account Bank, denominated in Euro and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in Euro as may for the time being be in place with the prior consent of the Note Trustee;

"Current Issuer Euro Currency Swap Agreements" means the ISDA Master Agreements, Schedules and Confirmations thereto entered into on or about the Closing Date and any Credit Support Annexes or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Euro Currency Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement currency swap agreement or agreements entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"Current Issuer Euro Currency Swap Provider" means Citibank, N.A. London Branch as swap counterparty to the Current Issuer under the Current Issuer Euro Currency Swap Agreements;

"Current Issuer Euro Currency Swap Rates" means, in relation to the Current Issuer Notes, the rates at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro pursuant to the applicable Current Issuer Euro Currency Swap or, if there are no relevant Current Issuer Euro Currency Swap Agreements in effect at such time, in relation to such class of Notes, the "spot" rate at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro, on the foreign exchange markets;

"Current Issuer Euro Currency Swaps" means, in relation to the Current Issuer, the Sterling-Euro currency swap transactions which enable the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Euro Notes in Euro;

"Current Issuer Event of Default" means a Current Issuer Note Event of
Default;


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"Current Issuer Income Deficit" means the amount of the shortfall between
Current Issuer Available Revenue Receipts and the amounts required to pay items (A) through (E) (inclusive), (G), (I) and (K) of the Current Issuer Pre-Enforcement Revenue Priority of Payments;

"Current Issuer Intercompany Loan" means the loan made by the Current Issuer to Funding on or about the Closing Date pursuant to the Current Issuer Intercompany Loan Agreement;

"Current Issuer Intercompany Loan Agreement" means together the Current Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions;

"Current Issuer Intercompany Loan Confirmation" means the loan confirmation in respect of the Current Issuer Intercompany Loan Agreement entered into on or about the Closing Date and made between Funding, the Current Issuer, the Security Trustee and the Current Issuer Agent Bank;

"Current Issuer Intercompany Loan Event of Default" means the occurrence of an Intercompany Loan Event of Default as specified in the Current Issuer Intercompany Loan Agreement;

"Current Issuer Interest Rate Swap" means the swap transaction documented under the Current Issuer Interest Rate Swap Agreement;

"Current Issuer Interest Rate Swap Agreement" means the ISDA Master Agreement, Schedule and Confirmation thereto relating to the Interest Rate Swap entered into on the Closing Date and any Credit Support Annex or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Interest Rate Swap Provider and the Note Trustee and/or any Credit Support Provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement interest rate swap agreement or agreement entered into by the Current Issuer from time to time in connection with the Series 3 Class A2 Notes;

"Current Issuer Interest Rate Swap Provider" means UBS Limited as swap counterparty to the Current Issuer under the Current Issuer Interest Rate Swap Agreement;

"Current Issuer Jersey Enforcement Notice" has the meaning given to it in Clause 7.2 of the Current Issuer Deed of Charge;

"Current Issuer Jersey Secured Property" means, at any time, the Current Issuer Charged Property which is situated in Jersey at such time;

"Current Issuer Ledgers" means the Current Issuer Revenue Ledger, the Current Issuer Principal Ledger, the Current Issuer Reserve Fund Ledger, the Current Issuer Liquidity Reserve Ledger, the Current Issuer Principal Deficiency Ledger and the Swap Collateral Ledger and any other ledger required to be maintained pursuant to the Current Issuer Cash Management Agreement;

"Current Issuer Liquidity Reserve Fund" means the liquidity reserve fund in Funding's name which Funding will be required to establish pursuant to the Current Issuer Intercompany Loan Agreement if the long term, unsecured, unsubordinated and unguaranteed debt obligations of the Seller cease to be rated at least A3 by Moody's or A- by Fitch (unless Moody's or Fitch, as applicable, confirms that the then-current ratings of the Notes will not be adversely affected). The Current Issuer Liquidity Reserve Fund, if any, will be funded to the relevant Current Issuer Liquidity Reserve Required Amount;

"Current Issuer Liquidity Reserve Ledger" means a ledger maintained by the Current Issuer Cash Manager in the name of Funding to record the amount credited to the Current Issuer Liquidity Reserve


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


Fund held by Funding in respect of the Current Issuer on the Closing Date, and subsequent withdrawals and deposits in respect of the Current Issuer Liquidity Reserve Fund;

"Current Issuer Liquidity Reserve Required Amount" means (a) so long as the Current Issuer Intercompany Loan remains outstanding, an amount as of any Payment Date equal to the excess, if any, of 3% of the aggregate outstanding balance of the Notes on that Payment Date over amounts standing to the credit of the Current Issuer Reserve Fund on that Payment Date, and (b) following the repayment in full of the Current Issuer Intercompany Loan and provided that Funding has no further liability under the Current Issuer Intercompany Loan Agreement, zero;

"Current Issuer Master Definitions Schedule" means this master definitions schedule relating to the Current Issuer and the Current Issuer Transaction Documents signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on or about the Closing Date, as the same may be amended, restated and supplemented from time to time;

"Current Issuer New Funding Secured Creditors" means the Current Issuer Start-Up Loan Provider and the Current Issuer;

"Current Issuer Note Determination Date" means the Distribution Date immediately preceding each Payment Date;

"Current Issuer Note Enforcement Notice" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee declaring any of the Current Issuer Notes to be due and repayable pursuant to Condition 9 of the Current Issuer Notes;

"Current Issuer Note Event of Default" means the occurrence of an event of default by the Current Issuer as specified in Condition 9 of the Current Issuer Notes;

"Current Issuer Notes" means the US Notes and Reg S Notes issued by the Current Issuer or any of them as the context may require;

"Current Issuer Paying Agent and Agent Bank Agreement" means the paying agent and agent bank agreement to be entered into on or about the Closing Date between, inter alios, the Current Issuer, the Note Trustee, the Principal Paying Agent, the US Paying Agent and the other Agents and any other agreement for the time being in force appointing successor agents and shall include any additional and/or replacement paying agent and agent bank agreement entered into by the Current Issuer from time to time in accordance with the Transaction Documents;

"Current Issuer Post-Enforcement Call Option Agreement" means the post-enforcement call option agreement to be entered into on or about the Closing Date between the Current Issuer, the Current Issuer Post-Enforcement Call Option Holder and the Note Trustee;

"Current Issuer Post-Enforcement Call Option Holder" means GPCH Limited, a company incorporated with limited liability under the laws of England and Wales, registered number 4128437, or such other person or persons for the time being acting as post-enforcement call option holder under the Current Issuer Post-Enforcement Call Option Agreement;

"Current Issuer Post-Enforcement Priority of Payments" means the order of priority of payments in which Current Issuer Available Revenue Receipts, Current Issuer Available Principal Receipts and all other monies and proceeds received or recovered by or on behalf of the Current Issuer or the Note Trustee or any Receiver will be applied following enforcement of the Current Issuer Security and as set out in Schedule 2 to the Current Issuer Deed of Charge (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"Current Issuer Post-Liquidity Payments" means the payments set out in items
(H) through (M) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Post-Reserve Payments" means the payments set out in item (N) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Post-Start-up Payments" means the payments set out in items
(O) and (P) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Potential Note Event of Default" means any condition, event or act which with the lapse of time and/or the giving of any notice and/or determination of materiality and/or fulfilment of any similar condition would constitute a Current Issuer Note Event of Default;

"Current Issuer Pre-Enforcement Principal Priority of Payments" means the order of priority of payments in which the Current Issuer Available Principal Receipts will be applied until enforcement of the Current Issuer Security as set out in Schedule 2 to the Current Issuer Cash Management Agreement (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"Current Issuer Pre-Enforcement Priority of Payments" means, as applicable, any of the Current Issuer Pre-Enforcement Revenue Priority of Payments or the Current Issuer Pre-Enforcement Principal Priority of Payments;

"Current Issuer Pre-Enforcement Revenue Priority of Payments" means the order of priority of payments in which the Current Issuer Available Revenue Receipts will be applied until enforcement of the Current Issuer Security as set out in
Schedule 2 to the Current Issuer Cash Management Agreement (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"Current Issuer Pre-Liquidity Payments" means the payments set out in items
(A) through (G) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Pre-Reserve Payments". Not applicable to this transaction;

"Current Issuer Principal Deficiency Ledger" means the ledger maintained by the Current Issuer Cash Manager in the name of the Current Issuer which will be established on the Closing Date and will be sub-divided into sub ledgers corresponding to the Class A Notes, the Class B Notes, the Class M Notes and the Class C Notes in order to record Losses on Mortgage Loans allocated to the Current Issuer Intercompany Loan which are to be applied to such Current Issuer Notes, the application of Current Issuer Available Principal Receipts in paying interest on such Current Issuer Notes and certain amounts ranking in priority thereto in accordance with the Current Issuer Pre-Enforcement Revenue

Priority of Payments and the application by Funding of Issuer Allocable Principal Receipts of the Current Issuer to fund or replenish the Current Issuer Liquidity Reserve Fund (if any);

"Current Issuer Principal Deficiency Sub Ledger" means any of the Class A Principal Deficiency Sub Ledger, the Class B Principal Deficiency Sub Ledger, the Class M Principal Deficiency Sub Ledger, or the Class C Principal Deficiency Sub Ledger;

"Current Issuer Principal Ledger" means the ledger maintained by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement to record the Current Issuer Principal Receipts standing to the credit of each of the Current Issuer Transaction Accounts from time to time;

"Current Issuer Principal Payments" means the payments set forth in items (A) through (F) under the Current Issuer Pre-Enforcement Principal Priority of Payments (or the relevant payments set forth in the equivalent items in such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Principal Receipts" means on any Payment Date principal amounts repaid by Funding in respect of the Current Issuer Intercompany Loan on such Payment Date;

"Current Issuer Priority of Payments" means, as applicable, any of the Current Issuer Pre-Enforcement Revenue Priority of Payments, the Current Issuer Pre-Enforcement Principal Priority of Payments or the Current Issuer Post-Enforcement Priority of Payments;

"Current Issuer Reserve Additional Amount" means an amount equal to the sum of the Current Issuer Reserve Required Amount and (a) if an Arrears or Step-Up Trigger Event has occurred under item (i) only of the Arrears or Step-Up Trigger Event definition, (GBP)7,200,000, (b) if an Arrears or Step-Up
Trigger Event has occurred under item (ii) only of the Arrears or Step-Up Trigger event definition (GBP)10,800,000, or (c) if an Arrears or Step-Up Trigger Event has occurred under both items (i) and (ii) of the Arrears or Step-Up Trigger Event definition, (GBP)18,000,000;

"Current Issuer Reserve Fund" means the reserve fund established in the name of Funding in respect of the Current Issuer as required under the terms of the Current Issuer Intercompany Loan on the Closing Date in an amount up to the Current Issuer Reserve Required Amount;

"Current Issuer Reserve Fund Ledger" means a ledger maintained by the Current Issuer Cash Manager in the name of Funding to record the amount credited to the Current Issuer Reserve Fund held by Funding in respect of the Current Issuer on the Closing Date, and subsequent withdrawals and deposits in respect of the Current Issuer Reserve Fund;

"Current Issuer Reserve Required Amount" means (a) so long as the Current Issuer Intercompany Loan remains outstanding, $48,000,000, and (b) following the repayment in full of the Current Issuer Intercompany Loan and provided that Funding has no further liability under the Current Issuer Intercompany Loan Agreement, zero;

"Current Issuer Revenue Ledger" means the ledger maintained by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement to record the Current Issuer Revenue Receipts standing to the credit of the Current Issuer Transaction Accounts from time to time;

"Current Issuer Revenue Receipts" means for the Current Issuer in respect of any Payment Date an amount equal to the sum of:

(1) interest, fees and any other amount (not including principal), if any, paid by Funding on such Payment Date under the terms of the Current Issuer Intercompany Loan Agreement;

(2) other net income of the Current Issuer (not otherwise included in (1) above or (3) below) including amounts received by the Current Issuer under or in accordance with the Basis Rate Swap Agreement (excluding Swap Collateral Excluded Amounts) and any early termination amounts (other than such early termination amounts applied or to be applied by the Current Issuer in the purchase of one or more replacement hedge transactions) received by the Current Issuer under the Current Issuer Swap Agreements;

(3) interest received on the Current Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Current Issuer Bank Accounts, in each case which has been or will be received on or before such Payment Date,

(in each case for the avoidance of doubt not including amounts received in respect of principal);

"Current Issuer Secured Creditors" means the Note Trustee (and any Receiver appointed pursuant to the Current Issuer Deed of Charge), the Current Issuer Swap Providers, the Current Issuer Corporate Services Provider, the Current Issuer Account Bank, the Current Issuer Cash Manager, the Paying Agents, the Agent Bank, the Registrar, the Transfer Agent and the Noteholders;

"Current Issuer Secured Obligations" means any and all of the monies, obligations and liabilities which the Current Issuer covenants to pay or discharge under or pursuant to Clause 2 of the Current Issuer Deed of Charge and all other amounts owed by it to the Current Issuer Secured Creditors under and pursuant to the Current Issuer Transaction Documents;

"Current Issuer Security" means the security granted by the Current Issuer under or pursuant to the Current Issuer Deed of Charge in favour of the Note Trustee for the benefit of the Current Issuer Secured Creditors;

"Current Issuer Start-up Loan" means the start-up loan that the Current Issuer Start-up Loan Provider shall make available to Funding pursuant to the Current Issuer Start-up Loan Agreement;

"Current Issuer Start-up Loan Agreement" means the agreement entered into on or about the Closing Date between Funding, the Current Issuer Start-up Loan Provider and the Security Trustee relating to the provision of the Current Issuer Start-up Loan to Funding as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement start-up loan agreement entered into by such parties in accordance with the Current Issuer Transaction Documents;

"Current Issuer Start-up Loan Provider" means Northern Rock, in its capacity as provider of the Current Issuer Start-up Loan and/or such other person or persons for the time being the lender under the Current Issuer Start-up Loan Agreement;

"Current Issuer Sterling Account" means the account of the Current Issuer (sort code 18-50-08, account number 10853879) held with the Current Issuer Account Bank, denominated in Sterling and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in Sterling as may for the time being be in place with the prior consent of the Note Trustee;

"Current Issuer Subscription Agreement" means with respect to the Current Issuer Notes, the subscription agreement relating to the sale of the Reg S Notes, dated on or about 16 September, 2004 between the Current Issuer, Funding, the Mortgages Trustee and the Managers;

"Current Issuer Swap Agreements" means the Current Issuer Basis Rate Swap Agreement, the Current Issuer Interest Rate Swap Agreement, the Current Issuer Dollar Currency Swap Agreements and the Current Issuer Euro Currency Swap Agreements and "Current Issuer Swap Agreement" means any one of them;

"Current Issuer Swap Providers" means the Current Issuer Basis Rate Swap Provider, the Current Issuer Interest Rate Swap Provider, the Current Issuer Dollar Currency Swap Providers and the Current Issuer Euro Currency Swap Provider and "Current Issuer Swap Provider" means any one of them;

"Current Issuer Transaction Accounts" means the day to day bank accounts of the Current Issuer, held with the Current Issuer Account Bank and comprising the Current Issuer Euro Account, the Current Issuer Sterling Account and the Current Issuer Dollar Account as at the Closing Date, or any other account of the Current Issuer that may be opened, with the prior approval of the Note Trustee, after the Closing Date, and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge;

"Current Issuer Transaction Document" means any of the following documents:

(a)  the Current Issuer Subscription Agreement;

(b)  the Current Issuer Underwriting Agreement;

(c)  the Current Issuer Intercompany Loan Agreement;

(d)  the Current Issuer Deed of Charge;

(e)  the Current Issuer Deed of Accession;

(f)  the Current Issuer Basis Rate Swap Agreement;

(g)  the Current Issuer Interest Rate Swap Agreement;

(h)  the Current Issuer Dollar Currency Swap Agreements;

(i)  the Current Issuer Euro Currency Swap Agreements;

(j)  the Current Issuer Trust Deed;

(k)  the Current Issuer Paying Agent and Agent Bank Agreement;

(l)  the Current Issuer Cash Management Agreement;

(m)  the Current Issuer Post-Enforcement Call Option Agreement;

(n)  the Current Issuer Bank Account Agreement;

(o)  the Current Issuer Notes;

(p)  the Current Issuer Corporate Services Agreement;

(q)  the Current Issuer Start-up Loan Agreement;

(r)  any Swap Collateral Ancillary Document; and

(s) each other document entered into or to be entered into by the Current Issuer pursuant to or in connection with any of the above documents (including any agreement entered into by the Current Issuer as a replacement of any of the above agreements upon the termination thereof);

"Current Issuer Trust Deed" means the trust deed entered into on or about the Closing Date between the Current Issuer and the Note Trustee constituting the Current Issuer Notes;

"Current Issuer Underwriting Agreement" means in relation to the Current Issuer Notes, the underwriting agreement relating to the sale of the US Notes, dated on or about 16 September, 2004, among the Current Issuer, Funding, the Mortgages Trustee and the Underwriters;

"Cut-Off Date" means 31 July, 2004;

"Deferred Interest" in relation to the Current Issuer Notes has the meaning given to it under Condition 4 of the Current Issuer Notes;

"Designated Subsidiary" means a designated subsidiary of the Current Issuer Post-Enforcement Call Option Holder, to be designated by notice from the Current Issuer Post-Enforcement Call Option Holder to the Note Trustee at the discretion of the Current Issuer Post-Enforcement Call Option Holder;

"Determination Date" means the first Business Day of any calendar month which includes a Payment Date;

"Determination Period" means the period from (and including) the Closing Date to (but excluding) the first Determination Date and thereafter from (and including) one Determination Date to (but excluding) the next Determination Date;

"Distribution Compliance Period" means, in relation to the Current Issuer Notes, 40 days after the later of the commencement of the offering of the Current Issuer Notes and the Closing Date;

"Dollar Currency Swap Agreements" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Agreement and for any other Issuer, the ISDA Master Agreements, Schedules, Confirmations and any Credit Support Annexes or other credit support documents thereto entered into among such Issuer, the related Dollar Currency Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement dollar currency swap agreements entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"Dollar Currency Swap Provider" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Provider and for any other Issuer, the Dollar Currency Swap Provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Dollar Currency Swap Provider Default" means, in relation to the Current Issuer, the occurrence of an Event of Default (as defined in the Current Issuer Dollar Currency Swap Agreements) or a Downgrade Termination Event under the Current Issuer Dollar Currency Swap Agreements where a Current Issuer Dollar Currency Swap Provider is the Defaulting Party or the Affected Party (as defined in the Current Issuer Dollar Currency Swap Agreements);

"Dollar Currency Swap Rates" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Rates;

"Dollar Currency Swaps" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swaps and for any other Issuer, the swap transaction(s) documented under the Dollar Currency Swap Agreements for such Issuer;

"Dollar Global Note Certificates" means the Global Note Certificates issued in respect of the Dollar Notes and the "Dollar Global Note Certificate" means any one of them;

"Dollar Interest Determination Date" means two London Business Days before the first day of the Interest Period for which the rate will apply;

"Dollar Notes" means, in relation to the Current Issuer, the Series 1 Notes (other than the Series 1 Class A2 Notes) and the Series 2 Class A1 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in U.S. Dollars;

"Downgrade Termination Event" in relation to the Current Issuer Basis Rate Swap Provider, has the meaning given to it in the Current Issuer Basis Rate Swap Agreement and in relation to any Current Issuer Currency Swap Provider, has the meaning given to it in the relevant Current Issuer Currency Swap Agreement;

"Drawdown Date" means, in respect of the Current Issuer Intercompany Loan, the Closing Date and, in respect of an Intercompany Loan made by any other Issuer, the date on which the relevant Intercompany Loan was made to Funding by such Issuer;

"DTC Custodian" means Citibank, N.A. in its capacity as custodian for DTC in respect of the Dollar Global Note Certificates;

"Euro Currency Swap Agreements" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Agreements and for any other Issuer, the ISDA Master Agreements, Schedules, Confirmations, and any Credit Support Annexes or other credit support documents thereto entered into among such Issuer, the related Euro Currency Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement euro currency swap agreements entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"Euro Currency Swap Provider" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Provider and for any other Issuer, the Euro Currency Swap Provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Euro Currency Swap Provider Default" means the occurrence of an Event of Default (as defined in the Current Issuer Euro Currency Swap Agreements) or a Downgrade Termination Event under the Current Issuer Euro Currency Swap Agreements where the Current Issuer Euro Currency Swap Provider is the Defaulting Party or Affected Party (as defined in the Current Issuer Euro Currency Swap Agreements);

"Euro Currency Swap Rate" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Rate;

"Euro Currency Swaps" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swaps and for any other Issuer, the swap transaction(s) documented under the Euro Currency Swap Agreements for such Issuer;

"Euro Global Note Certificates" means the Global Note Certificates issued in respect of the Euro Notes and the "Euro Global Note Certificate" means any one of them;

"Euro Interest Determination Date" means two TARGET Business Days before the first day of the Interest Period for which the rate will apply;

"Euro Notes" means in relation to the Current Issuer, the Series 1 Class A2 Notes and the Series 2 Notes (other than the Series 2 Class A1 Notes) and, in relation to any other Issuer, the Notes issued by such Issuer in Euro;

"Event of Default" means, as the context requires, any of the following:

(a) in relation to the Current Issuer Notes, a Current Issuer Note Event of Default;

(b) in relation to Previous Issuer Notes issued by a Previous Issuer, a Note Event of Default pursuant to the Terms and Conditions of such Previous Issuer Notes;

(c) in relation to the New Notes issued by any New Issuer, a Note Event of Default pursuant to the Terms and Conditions of such New Notes;

(d) in relation to the Current Issuer Intercompany Loan Agreement, a Current Issuer Intercompany Loan Event of Default;

(e) in relation to the Previous Issuer Intercompany Loan Agreements, the occurrence of an event of default pursuant to the Intercompany Loan Terms and Conditions of the such Previous Issuer;

(f) in relation to any New Intercompany Loan Agreement, the occurrence of an event of default pursuant to the Intercompany Loan Terms and Conditions of such New Issuer;

"Exchange Date" has the meaning specified in each form of Global Note Certificate attached as Schedule 1 to the Current Issuer Trust Deed;

"Extraordinary Resolution" in relation to the Current Issuer Notes has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"Final Maturity Date" means:

(a) in respect of the Series 1 Class A1 Notes; the Payment Date falling in September 2025;

(b) in respect of the Series 1 Class A2 Notes, the Payment Date falling in September 2028; and

(c) and in respect of any other Current Issuer Notes, the Payment Date falling in September 2044;

"Final Repayment Date" means, in respect of the Current Issuer Intercompany Loan, the Payment Date falling in September 2044 and in relation to any other Intercompany Loan the date specified under the relevant Issuer Transaction Documents;

"Financial Year" means, in relation to the Current Issuer, Holdings, the Mortgages Trustee, Funding and the Current Issuer Post Enforcement Call Option Holder, each twelve month period ending on the last day of the calendar year;

"Fixed Rate Ratio" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Fixed Rate Spread" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Flexible Ratio" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Flexible Spread" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Flexible Swap Rate" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Form of Proxy" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Funding (Current Issuer) Bank Account Agreement" means the agreement entered into on the Closing Date among Northern Rock plc, Funding and others which governs the operation of the Funding (Current Issuer) GIC Account;

"Funding (Current Issuer) Guaranteed Investment Contract" means the guaranteed investment contract entered into with respect to the Current Issuer among Funding, the Funding GIC Provider and others, as amended from time to time, under which the Funding GIC Provider agrees to pay Funding a guaranteed rate of interest on the balance from time to time of the Funding (Current Issuer) GIC Account;

"Funding (Current Issuer) GIC Account" means the account in the name of Funding into which amounts in respect of the related Current Issuer Reserve Fund and the Current Issuer Liquidity Reserve Fund will be deposited, if any, established for the benefit of the Current Issuer, which account is held at Northern Rock plc, and maintained subject to the terms of the related Funding (Current Issuer) Guaranteed Investment Contract, the related Funding (Current Issuer) Bank Account Agreement and the Funding Deed of Charge, or any additional or replacement account as may for the time being be in place with the prior consent of the Security Trustee;

"Global Note Certificates" means the note certificates in global form issued in respect of the Current Issuer Notes, initially in the form of the US Global Note Certificates and the Reg S Global Note Certificates or any of them and "Global Note Certificate" means any one of them;

"Holder" or "holder" means, in relation to the Current Issuer Notes, the person in whose name a Current Issuer Note, for the time being is registered in the Register (or in the case of joint holders, the first named thereof);

"Individual Note Certificates" means the note certificates representing the Current Issuer Notes in definitive form;

"Initial Relevant Screen Rate" has the meaning specified in Condition 4(C) of the Current Issuer Notes;

"Insolvency Event" in respect of the Seller, the Administrator, the Cash Manager or the Current Issuer Cash Manager (each, for the purposes of this definition, a "Relevant Entity") means:

(a) an order is made or an effective resolution passed for the winding up of the Relevant Entity or the appointment of an administrator over the Relevant Entity (except, in any such case, a winding-up or dissolution for the purpose of a reconstruction or amalgamation the terms of which have been previously approved by the Security Trustee);

(b) the Relevant Entity ceases or threatens to cease to carry on its business or a substantial part of its business or stops payment or threatens to stop payment of its debts or is deemed unable to pay its debts within the meaning of section 123(a), (b), (c) or (d) of the Insolvency Act 1986 (as amended, modified or re-enacted) or becomes unable to pay its debts as they fall due or the value of its assets falls to less than the amounts of its liabilities (taking into account, for both these purposes, contingent and prospective liabilities) or otherwise becomes insolvent;

(c) proceedings are initiated against the Relevant Entity under any applicable liquidation, insolvency, composition, reorganisation (other than a reorganisation where the Relevant Entity is solvent) or other similar laws including, but not limited to, application or pending application for an administration order or presentation of a petition for a winding up order except where these proceedings are being contested in good faith; or an administration order being granted or an administrative or other receiver, administrator, liquidator or other similar official is appointed in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or a distress, execution or diligence or other process is enforced upon the whole or any substantial part of the undertaking or assets of the Relevant Entity and in any of the foregoing cases it is not discharged within 30 London Business Days; or if the Relevant Entity initiates or consents to judicial proceedings relating to itself under any applicable liquidation, administration, insolvency, reorganisation or other similar laws or makes a conveyance or assignment for the benefit of its creditors generally;

and in respect of the Current Issuer and Funding (for the purposes of this definition, a "Relevant Entity"), means:

(a) except for the purposes of an amalgamation or restructuring as described in sub-clause (b) below, the Relevant Entity ceases or threatens to cease to carry on all or a substantial part of its business or the Relevant Entity is deemed unable to pay its debts within the meaning of section 123(1)(a), (b), (c) or (d) of the Insolvency Act 1986 (as amended, modified or re-enacted) or becomes unable to pay its debts within the meaning of section 123(2) of the Insolvency Act 1986 (as amended, modified or re-enacted); or

(b) an order is made or an effective resolution is passed for the winding up of the Relevant Entity or the appointment of an administrator over the Relevant Entity (except for the purposes of or pursuant to an amalgamation, restructuring or merger previously approved by the Note Trustee or the Security Trustee, as the case may be (or as approved in writing by an Extraordinary Resolution (as defined in the Current Issuer Trust Deed) of the Class A Noteholders); or

(c) proceedings are otherwise initiated against the Relevant Entity under any applicable liquidation, insolvency, composition, reorganisation or other similar laws (including, but not limited to, application or pending application for an administration order or presentation of a petition for a winding up order) and (except in the case of presentation of a petition for a winding up order) such proceedings are not, in the opinion of the Note Trustee or the Security Trustee (as the case may be), being disputed in good faith with a reasonable prospect of success; or an administration order being granted or an administrative receiver or other receiver, administrator, liquidator or other similar official being appointed in relation to the Relevant Entity or in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or an encumbrancer taking possession of the whole or any substantial part of the undertaking or assets of the Relevant Entity, or a distress, execution, diligence or other process being levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Relevant Entity and such possession or process (as the case may be) not being discharged or not otherwise ceasing to apply within 30 days; or the Relevant Entity initiating or consenting to judicial proceedings relating to itself under applicable liquidation, administration, insolvency, composition, reorganisation or other similar laws or making a conveyance or assignment for the benefit of its creditors generally;

"Interest Amounts" has the meaning given to it under Condition 4(D) of the Current Issuer Notes;

"Interest Determination Date" means, in relation to the Current Issuer Notes:

(a) in respect of the US Notes, the date which is two London Business Days before the first day of the Interest Period for which the relevant interest rate will apply;

(b) in respect of the Sterling Notes, in respect of the first Interest Period, the Closing Date, and in respect of subsequent Interest Periods, the first day of the Interest Period for which the relevant interest rate will apply; and

(c) in respect of the Euro Notes, the date which is two TARGET Business Days before the first day of the Interest Period for which the relevant interest rate will apply;

"Interest Period" means:

(a) in respect of interest payments made in respect of the Current Issuer Notes (other than the Series 3 Class A2 Notes), the period from (and including) a Quarterly Payment Date (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Quarterly Payment Date;

(b) subject to (c), in respect of the Series 3 Class A2 Notes, (i) the period from (and including) the Closing Date to (but excluding) the 20th day of September 2005; (ii) on and after 20th September 2005, the annual period from (and including) the 20th of September in each year to (but excluding) the 20th of September in the following year; and (iii) on and after the Series 3 Class A2 Payment Date falling in September 2011, the Interest Period for the Series 3 Class A2 Notes will be the period from (and including) the immediately preceding Quarterly Payment Date (or in respect of the first such Interest Period, 20 September 2011) to (but excluding) the next following Quarterly Payment Date;

(c) in relation to the Series 3 Class A2 Notes, where a Trigger Event occurs and/or the Funding Security and/or the Current Issuer Security is enforced prior to the Payment Date in September 2011:

     (i) the then current Interest Period for the Series 3 Class A2 Notes shall be the period from (and including) the immediately preceding 20th day of September (or, if applicable, the Closing Date) to (but excluding), if a Trigger Event has occurred, the next Quarterly Payment Date, or, if the Funding Security and/or the Current Issuer Security has been enforced, the date of such enforcement, and

     (ii) thereafter, the Interest Period for the Series 3 Class A2 Notes shall be the period from (and including) the end of the current Interest Period to (but excluding) the next following Quarterly Payment Date and, thereafter, each quarterly period calculated in accordance with (a) above.

"Issuer Amount" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Jersey Secured Property" means, as the context requires, the Current Issuer Jersey Secured Property or the Funding Jersey Secured Property;

"Jersey Security Interest" means a Security Interest created in accordance with Jersey law pursuant to any relevant Transaction Document;

"Junior Noteholders" means the holders for the time being of the Class C
Notes;

"Junior Notes" means, in relation to the Current Issuer, the Class C Notes;

"Lead Managers" means, in relation to the Current Issuer Notes (1) in respect of the US Notes, Deutsche Bank Securities Inc., UBS Limited and Lehman Brothers Inc. and (2) in respect of the Reg S Notes, Deutsche Bank AG London, UBS Limited and Lehman Brothers International (Europe);

"Managers" means, in relation to the Reg S Notes issued by the Current Issuer, Barclays Bank PLC, ING Belgium SA/NV, Credit Suisse First Boston (Europe) Limited, Deutsche Bank AG London, Lehman Brothers International (Europe) and UBS Limited;

"Master Definitions Schedule" means the master definitions schedule signed for the purposes of identification by Brown & Wood and Clifford Chance Limited Liability Partnership on or about 26 March 2001, as has been and may be amended, restated, varied or supplemented from time to time, which is a schedule of the definitions used in the Transaction Documents;

"Mezzanine Noteholders" means the holders for the time being of the Class B
Notes;

"Mezzanine Notes" means, in relation to the Current Issuer, the Class B Notes;

"Note Certificates" means any Global Note Certificates or Individual Note Certificates;

"Note Determination Date" means, in relation to the Current Issuer Notes, the Current Issuer Note Determination Date, in relation to Notes issued by any other Issuer, the Distribution Date immediately preceding the relevant Payment Date;

"Note Enforcement Notice" means, in relation to the Current Issuer, the Current Issuer Note Enforcement Notice and in relation to any other Issuer, a notice issued by the Note Trustee to such Issuer and the Security Trustee on the occurrence of a Note Event of Default, declaring the Notes issued by that Issuer or any class of such Notes to be due and repayable pursuant to the Conditions of such Notes;

"Note Event of Default" means, in relation to the Current Issuer, a Current Issuer Note Event of Default and, in relation to any other Issuer, the occurrence of an event of default by such Issuer as specified in the relevant Conditions of the Notes issued by such Issuer;

"Noteholders" means, in relation to the Current Issuer Notes, the Class A Noteholders, the Class B Noteholders, the Class M Noteholders and the Class C Noteholders or any of them, in relation to Notes issued by any other Issuer, the holders for the time being of such Notes;

"Notes" means, in relation to the Current Issuer, the Current Issuer Notes and, in relation to any other Issuer, the notes issued by such Issuer;

"notice" means, in respect of notice being given to the Noteholders, a notice duly given in accordance with, in the case of the Current Issuer Notes, Condition 14 of the Current Issuer Notes and, in the case of Notes issued by any other Issuer, the relevant equivalent Condition of such Notes;

"Offering Circular" means, in relation to the Current Issuer Notes, the offering circular dated 16 September 2004 relating to the issue of the Reg S Notes and, in relation to Notes issued by any other Issuer, the offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Prospectus attached thereto;

"Officers' Certificate" means with respect to any Person, a certificate signed by any director or equivalent officer of such Person. Each such certificate shall include the statements provided for in Clause 16 of the Current Issuer Trust Deed if and to the extent required by the provisions thereof;

"Opinion of Counsel" means an opinion in writing signed by legal counsel who shall be acceptable to the Note Trustee and who may be counsel to the Current Issuer or to an affiliate of the Current Issuer or to such other party as the Note Trustee may from time to time agree. Each such opinion shall include the statements provided for in Clause 16 of the Current Issuer Trust Deed if and to the extent required by the provisions hereof;

"Paying Agent and Agent Bank Agreement" means, in relation to the Current Issuer, the Current Issuer Paying Agent and Agent Bank Agreement, in relation to any other Issuer, the Paying Agent and

Agent Bank Agreement with respect to such Issuer as defined in the Issuer Master Definitions Schedule relating to such Issuer;

"Paying Agents" means the Principal Paying Agent and the US Paying Agent initially appointed as paying agents pursuant to the Current Issuer Paying and Agent Bank Agreement or, if applicable, any successor paying agents;

"Payment Date" means, in relation to the Current Issuer Notes (other than the Series 3 Class A2 Notes), the 20th day of March, June, September and December of each year, and with respect to the Series 3 Class A2 Notes, the 20th day of September in each year up to and including the earlier of the (a) Payment Date in September 2011, (b) the occurrence of a Trigger Event or (c) the enforcement of the Funding Security and/or the Issuer Security, and thereafter the 20th day of March, June, September and December of each year, beginning with the first such date to occur following such earliest event to occur (or, in each case, if such day is not a Business Day, the next succeeding Business
Day);

"Pool Factor". Not applicable to this transaction;

"Potential Current Issuer Event of Default" has the same meaning as "Potential Note Event of Default";

"Preliminary Offering Circular" means, in relation to the Current Issuer Notes, the preliminary offering circular dated 31 August 2004 relating to the Reg S Notes and, in relation to Notes issued by any other Issuer, the preliminary offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Preliminary Prospectus attached thereto;

"Preliminary Prospectus" means, in relation to the Current Issuer Notes, the preliminary prospectus dated 31 August 2004 relating to the US Notes and, in relation to Notes issued by any other Issuer, the preliminary prospectus relating to the US Notes issued by such Issuer;

"Principal Amount Outstanding" in relation to the Current Issuer Notes, has the meaning set out in Condition 5(C) of the Current Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

"Principal Paying Agent" means in relation to the Current Issuer Notes, Citibank, N.A., whose principal office is 5 Carmelite Street, London EC4Y 0PA, in its capacity as principal paying agent at its specified office initially appointed as a principal paying agent pursuant to the Current Issuer Principal Paying and Agent Bank Agreement or, if applicable, any successor principal paying agent at its specified office;

"Prospectus" means, in relation to the Current Issuer Notes, the prospectus dated 16 September, 2004 relating to the US Notes and, in relation to Notes issued by any other Issuer, the prospectus relating to the US Notes issued by such Issuer;

"Proxy" has the meaning specified in Schedule 4 to the Current Issuer Trust
Deed;

"Rate of Interest" in relation to the Current Issuer Notes, has the meaning given in Condition 4 of the Current Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

"Rating Agencies" means S&P, Moody's and Fitch, and "Rating Agency" means any of them;

"Reasonable Prudent Mortgage Lender" or "reasonable prudent mortgage lender" means a reasonably prudent prime residential mortgage lender lending to Borrowers in England, Wales and

Scotland who generally satisfy the lending criteria of traditional sources of residential mortgage capital;

"Record Date" means the fifteenth day before the due date for any payment on the Notes;

"Reference Banks" means the principal London office of each of Citibank N.A., ABN AMRO Bank N.V., Barclays Bank plc and The Royal Bank of Scotland plc or any bank that replaces such bank;

"Reference Lenders" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Reg S Notes" means, in relation to the Current Issuer, the Series 1 Class A2 Notes, the Series 2 Notes (other than the Series 2 Class A1 Notes) and the Series 3 Notes;

"Register" means the register of Noteholders kept by the Registrar and which records the identity of each Noteholder and the number of Notes that each Noteholder owns;

"Registrar" in respect of the Current Issuer Notes, means Citibank, N.A., acting through its office at 5 Carmelite Street, London EC4Y 0PA appointed initially pursuant to the Current Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor registrar at its specified office, and procured by the Current Issuer to maintain the Register;

"Registration Statement" means the registration statement on Form S-11 (No. 333-117465) as filed with the SEC;

"Regulation S Legend" has the meaning given to it in Section 16 of Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement;

"Regulations" means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in
Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement;

"Relevant Margin" has the meaning specified in Condition 4 of the Current Issuer Notes;

"Relevant Note" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Relevant Screen Rate" has the meaning specified in Condition 4 of the Current Issuer Notes;

"Representative" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Security Documents" means the Current Issuer Deed of Charge, the Funding Deed of Charge and each Deed of Accession entered into pursuant to the Funding Deed of Charge and any other security document entered into pursuant to any of the foregoing;

"Senior Noteholders" means the holders for the time being of the Class A
Notes;

"Senior Notes" means, in relation to the Current Issuer, the Class A Notes;

"Series 1 Class A Global Note Certificates" means the Series 1 Class A1 Global Note Certificate, the Series 1 Class A2 Global Note Certificate and the Series 1 Class A3 Global Note Certificate and the "Series 1 Class A Global Note Certificate" means any one of them;

"Series 1 Class A Noteholders" means the Series 1 Class A1 Noteholders, the Series 1 Class A2 Noteholders and the Series 1 Class A3 Noteholders or any of them;

"Series 1 Class A Notes" means the Series 1 Class A1 Notes, the Series 1 Class A2 Notes and the Series 1 Class A3 Notes or any of them;

"Series 1 Class A1 Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A1 Notes in Dollars;

"Series 1 Class A1 Dollar Currency Swap Provider" means Barclays Bank plc;

"Series 1 Class A1 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class A1 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class A1 Noteholders" means the holders for the time being of the Series 1 Class A1 Notes;

"Series 1 Class A1 Notes" means the notes comprising the $981,400,000 Floating Rate Notes due 2025 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A1 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class A1 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class A2 Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 1 Class A2 Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A2 Notes in Euro;

"Series 1 Class A2 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class A2 Notes pursuant to Clause 3.1 (Global Note Certificate) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class A2 Noteholders" means the holders of the time being of the Series 1 Class A2 Notes;

"Series 1 Class A2 Notes" means the notes comprising the (euro)494,000,000 Floating Rate Notes due 2028 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A2 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class A2 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class A3 Dollar Currency Swap Provider" means Barclays Bank plc;

"Series 1 Class A3 Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling to receive and pay amounts under the Series 1 Class A3 Notes in Dollars;

"Series 1 Class A3 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class A3 Notes pursuant to Clause 3.1 (Global Note Certificate) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class A3 Noteholders" means the holders of the time being of the Series 1 Class A3 Notes;

"Series 1 Class A3 Notes" means the notes comprising the $1,248,100,000 Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A3 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Form of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class A3 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class B Dollar Currency Swap Provider" means Barclays Bank plc;

"Series 1 Class B Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class B Notes in Dollars;

"Series 1 Class B Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class B Noteholders" means the holders for the time being of the Series 1 Class B Notes;

"Series 1 Class B Notes" means the notes comprising the $59,200,000 Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Form of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class C Dollar Currency Swap Provider" means Barclays Bank plc;

"Series 1 Class C Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class C Notes in Dollars;

"Series 1 Class C Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class C Noteholders" means the holders for the time being of the Series 1 Class C Notes;

"Series 1 Class C Notes" means the notes comprising the $62,700,000 Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and

2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and includes any replacement Series 1 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 1 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class M Dollar Currency Swap Provider" means Barclays Bank plc;

"Series 1 Class M Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class M Notes in Dollars;

"Series 1 Class M Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class M Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class M Noteholders" means the holders for the time being of the Series 1 Class M Notes;

"Series 1 Class M Notes" means the notes comprising the $31,400,000 Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and includes any replacement Series 1 Class M Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class M Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Global Note Certificates" means collectively the Series 1 Class A Global Note Certificates, the Series 1 Class B Global Note Certificate, the Series 1 Class M Global Note Certificate and the Series 1 Class C Global Note Certificate and "Series 1 Global Note Certificate" means any one of them;

"Series 1 Notes" means collectively the Series 1 Class A Notes, the Series 1 Class B Notes, the Series 1 Class M Notes and the Series 1 Class C Notes;

"Series 2 Class A Global Note Certificates" means the Series 2 Class A1 Global Note Certificate and the Series 2 Class A2 Global Note Certificate and the "Series 2 Class A Global Note Certificate" means any one of them;

"Series 2 Class A Noteholders" means the Series 2 Class A1 Noteholders and the Series 2 Class A2 Noteholders or any of them;

"Series 2 Class A Notes" means the Series 2 Class A1 Notes and the Series 2 Class A2 Notes or any of them;

"Series 2 Class A1 Dollar Currency Swap Provider" means Swiss Re Financial Products Corporation;

"Series 2 Class A1 Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class A Notes in Dollars;

"Series 2 Class A1 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 2 Class A1 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class A1 Noteholders" means the holders for the time being of the Series 2 Class A1 Notes;

"Series 2 Class A1 Notes" means the notes comprising the $713,700,000 Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class A1 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 2 Class A1 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Class A2 Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class A2 Notes in Euro;

"Series 2 Class A2 Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 2 Class A2 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 2 Class A2 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class A2 Noteholders" means the holders for the time being of the Series 2 Class A2 Notes;

"Series 2 Class A2 Notes" means the notes comprising the (euro)800,150,000 Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class A2 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 2 Class A2 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Class B Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 2 Class B Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class B Notes in Euro;

"Series 2 Class B Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 2 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class B Noteholders" means the holders for the time being of the Series 2 Class B Notes;

"Series 2 Class B Notes" means the notes each comprising the (euro)74,400,000 Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 2 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Class C Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 2 Class C Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class C Notes in Euro;

"Series 2 Class C Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 2 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class C Noteholders" means the holders for the time being of the Series 2 Class C Notes;

"Series 2 Class C Notes" means the notes each comprising the (euro)139,050,000 Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 2 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Class M Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 2 Class M Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class M Notes in Euro;

"Series 2 Class M Global Note Certificate means the Global Note Certificate to be issued in respect of the Series 2 Class M Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class M Noteholders" means the holders for the time being of the Series 2 Class M Notes;

"Series 2 Class M Notes" means the notes comprising the (euro)57,900,000 Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class M Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 2 Class M Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Global Note Certificates" means collectively the Series 2 Class A Global Note Certificates, the Series 2 Class B Global Note Certificate, the Series 2 Class M Global Note Certificate and the Series 2 Class C Global Note Certificate and "Series 2 Global Note Certificate" means any one of them;

"Series 2 Notes" means collectively the Series 2 Class A Notes, the Series 2 Class B Notes, the Series 2 Class M Notes and the Series 2 Class C Notes;

"Series 3 Class A Global Note Certificates" means the Series 3 Class A1 Global Note Certificate and the Series 3 Class A2 Global Note Certificate and "Series 3 Class A Global Note Certificate" means any of them;

"Series 3 Class A Noteholders" means the Series 3 Class A1 Noteholders and the Series 3 Class A2 Noteholders or any of them;

"Series 3 Class A Notes" means the Series 3 Class A1 Notes and the Series 3 Class A2 Notes or any of them;

"Series 3 Class A1 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 3 Class A1 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 3 Class A1 Noteholder" means the holders for the time being of the Series 3 Class A1 Notes;

"Series 3 Class A1 Notes" means the notes comprising the (GBP)411,250,000 Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class A1 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 3 Class A1 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Class A2 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 3 Class A2 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 to the Current Issuer Trust Deed;

"Series 3 Class A2 Noteholder" means the holders for the time being of the Series 3 Class A2 Notes;

"Series 3 Class A2 Notes" means the notes comprising the (GBP)600,000,000 Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class A2 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 3 Class A2 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Class B Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 3 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer

Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 3 Class B Noteholders" means the holders for the time being of the Series 3 Class B Notes;

"Series 3 Class B Notes" means the notes comprising the (GBP)54,350,000 Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 3 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Class C Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 3 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 3 Class C Noteholders" means the holders for the time being of the Series 3 Class C Notes;

"Series 3 Class C Notes" means the notes comprising the (GBP)99,450,000 Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 3 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Class M Global Note Certificate means the Global Note Certificate to be issued in respect of the Series 3 Class M Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 3 Class M Noteholders" means the holders for the time being of the Series 3 Class M Notes;

"Series 3 Class M Notes" means the notes comprising the (GBP)42,250,000 Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class M Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 3 Class M Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Global Note Certificates" means collectively the Series 3 Class A1 Global Note Certificate, the Series 3 Class A2 Global Note Certificate, the Series 3 Class B Global Note Certificate, the Series 3 Class M Global Note Certificate and the Series 3 Class C Global Note Certificate and "Series 3 Global Note Certificate" means any one of them;

"Series 3 Notes" means collectively the Series 3 Class A1 Notes, the Series 3 Class A2 Notes, the Series 3 Class B Notes, the Series 3 Class M Notes and the Series 3 Class C Notes;

"Specified Office" means, as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Current Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Current Issuer and the Note Trustee pursuant to the Current Issuer Paying Agent and Agent Bank Agreement;

"Step-up Date" means the Payment Date in respect of an Issuer on which the interest rate on the Notes issued by such Issuer increases by a pre-determined amount following the payment made by such Issuer on such Payment Date, which date in respect of the Current Issuer is the Payment Date occurring in (a) in respect of all the Notes (other than the Series 1 Class A2 Notes), September 2011 and (b) in respect of the Series 1 Class A2 Notes only, March 2006;

"Sterling Global Note Certificates" means the Global Note Certificates issued in respect of the Sterling Notes and the "Sterling Global Note Certificate" means any one of them;

"Sterling Notes" means, in relation to the Current Issuer, the Series 3 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in Sterling;

"Subordinated Principal Test". Not applicable to this transaction;

"Swap Collateral" means any asset (including, without limitation, Cash and/or securities) paid or transferred to the Current Issuer by a Current Issuer Swap Provider in accordance with the terms of the relevant Current Issuer Swap Agreement as collateral to secure the performance of that Current Issuer Swap Provider's obligations under the relevant Current Issuer Swap Agreement together with any income or distributions received in respect of such asset and any equivalent of or replacement of such asset into which such asset is transformed;

"Swap Collateral Accounts" means the Swap Collateral Cash Account and the Swap Collateral Securities Account;

"Swap Collateral Ancillary Document" means any document (including, without limitation, any custodial agreement or bank account agreement but excluding the Current Issuer Swap Agreements, the Current Issuer Cash Management Agreement and the Current Issuer Deed of Charge) as may be entered into by the Issuer from to time in connection with Swap Collateral;

"Swap Collateral Available Principal Amount" means, at any time, the amount of Swap Collateral which under the terms of the relevant Current Issuer Swap Agreement may be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer to the extent that such obligations relate to payments to be made in connection with the Current Issuer Pre-Enforcement Principal Priority of Payments or Current Issuer Post-Enforcement Priority of Payments, as the case may be;

"Swap Collateral Available Revenue Amount" means, at any time, the amount of Swap Collateral which under the terms of the relevant Current Issuer Swap Agreement may be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer to the extent that such obligations relate to payments to be made in connection with the Current Issuer Pre-Enforcement Revenue Priority of Payments or Current Issuer Post-Enforcement Priority of Payments, as the case may be;

"Swap Collateral Cash Account" means an account opened in the name of the Current Issuer for the purpose of holding Swap Collateral in Cash and maintained in accordance with the terms of the Current Issuer Cash Management Agreement;

"Swap Collateral Excluded Amount" means, at any time, the amount of Swap Collateral which may not be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer under the terms of the relevant Current Issuer Swap Agreement;

"Swap Collateral Ledger" means the ledger and any sub-ledgers maintained by the Current Issuer Cash Manager in the books of the Current Issuer in accordance with Clause 5.6 (Posted Collateral) of the Current Issuer Cash Management Agreement;

"Swap Collateral Securities Account" means a securities account opened in the name of the Current Issuer for the purpose of holding Swap Collateral in the form of securities and maintained in accordance with the terms of the Current Issuer Cash Management Agreement;

"Swap Provider Amount" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Swap Replacement Payment" means any amount received by the Current Issuer from a replacement to any of the Current Issuer Swap Providers upon entry by the Current Issuer into an agreement with such replacement swap provider replacing a Current Issuer Swap Agreement which has terminated following the occurrence of a Downgrade Termination Event;

"Tax Credit" has the meaning, where applicable, given to it in each Current Issuer Swap Agreement;

"Telerate Page No. 3750" means the display designated as Page 3750 on the Dow-Jones/Telerate Monitor Service (or such other page as may replace Telerate Page No. 3750 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned);

"Three Month LIBOR" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Transaction Document" means any of the following documents:

(a)  the Mortgages Trust Deed;

(b)  the Mortgage Sale Agreement;

(c)  the Funding Deed of Charge;

(d)  the Second Priority Funding Deed of Charge;

(e)  the Administration Agreement;

(f)  the Cash Management Agreement;

(g)  the Funding Guaranteed Investment Contract;

(h)  the Mortgages Trustee Guaranteed Investment Contract;

(i)  the Bank Account Agreement;

(j)  the Collection Bank Agreement;

(k)  the Share Trust Deed;

(l)  the Corporate Services Agreement;

(m)  the Stand-by Bank Account Agreement;

(n)  the Stand-by Funding Guaranteed Investment Contract;

(o)  the Stand-by Mortgages Trustee Guaranteed Investment Contract; and

(p)  the Current Issuer Transaction Documents;

"Transfer Agent" means Citibank, N.A., acting through its Specified Office at 5 Carmelite Street, London EC4Y 0PA, and initially appointed by the Current Issuer under the Current Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Current Issuer Notes, or such other person for the time being acting as Transfer Agent under the Current Issuer Paying Agent and Agent Bank Agreement;

"Trust Deed" means, in relation to the Current Issuer, the Current Issuer Trust Deed and, in relation to any other Issuer, the trust deed entered into on the relevant Closing Date constituting the Notes issued by such Issuer;

"Trustee Acts" means both the Trustee Act 1925 and the Trustee Act 2000 of England and Wales;

"Underwriters" means, in relation to the US Notes issued by the Current Issuer, Barclays Capital, Inc., Citigroup Global Markets Limited, Deutsche Bank Securities Inc., HSBC Bank plc, J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Limited;

"US Notes" means, in relation to the Current Issuer, the Series 1 Notes (other than the Series 1 Class A2 Notes) and the Series 2 Class A1 Notes;

"US Paying Agent" means Citibank N.A. acting through its New York office as paying agent in the United States of America;

"Variable Rate Ratio" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Variable Rate Spread" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Variable Rate Swap SVR" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement; and

"Weighted Average Fixed Rate" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement.

2.   Interpretation and Construction

Any reference in this Issuer Master Definitions Schedule or any Transaction Document to:

     "agreed form" means, in relation to any document, the draft of that document the form of which has been agreed between the parties thereto (or if such document is delivered pursuant to another Transaction Document, between the parties to such Transaction Document) and initialled on their behalf for the purpose of identification;

     the "assets" of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

     "disposal" shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and "dispose" shall be construed accordingly;

     the "assignment" of any Mortgage Loan shall be construed, in relation to any Scottish Mortgage Loan and its Related Security, so as to include the transfer of the beneficial interest therein and/or the legal title thereto, and the terms "assign" and "assigned" shall in that context be construed accordingly;

     a "guarantee" means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

     "indebtedness" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

     a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a business day, it shall end on the next business day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding business day, provided that, if a period starts on the last business day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last business day in that later month (and references to "months" shall be construed accordingly);

     "party" shall be construed as a party to a particular agreement, as the case may be;

     "subsidiary" means, (a) a subsidiary within the meaning of Section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of Section 258 of the Companies Act 1985;

     "VAT" means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

     a "wholly-owned subsidiary" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

     the "winding-up" or "administration" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.1 "(GBP)", "sterling", "Sterling" or "pounds sterling" denotes the lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland; "(euro)", "euro" or "Euro" denotes the lawful currency for the time being of the member states of the European Union that adopt the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, establishing the European Community as amended from time to time and as amended by, inter alia, the Treaty of European Union of 7th February, 1992; "$", "US$", "US dollars", "dollars" or "Dollars" denotes the lawful currency for the time being of the United States of America.

2.2 In this Issuer Master Definitions Schedule and in any of the Transaction Documents in which this Issuer Master Definitions Schedule is expressed to be incorporated or to which this Issuer Master Definitions Schedule is expressed to apply:

     (a) words denoting the singular number only shall include the plural number also and vice versa;

     (b)  words denoting one gender only shall include the other genders;

     (c) words denoting persons only shall include firms and corporations and vice versa;

     (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

     (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

     (f) clause, paragraph and schedule headings are for ease of reference only; (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

     (h) unless stated otherwise reference to a time of day shall be construed as a reference to London (GMT) time; and

     (i) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

2.3 Save as provided otherwise, where any obligation in a Transaction Document is owed to more than one party that obligation is owed to each of them separately and may be enforced by any of them.

2.4 Where a term is used but not defined in this Issuer Master Definitions Schedule, that term shall have the meaning indicated in the Master Definitions Schedule.

3.   Governing Law

This Issuer Master Definitions Schedule is governed by, and shall be construed in accordance with, the laws of England.

                                  SCHEDULE 1


                            STANDARD DOCUMENTATION

         Part 1 Documents Used in the Origination of any Mortgage Type

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
A            Mortgage Brochures
----------------------------------------------------------------------------------------------------------------------------------
A1           Hard to beat - Mortgages - An Introduction              Dev 3  1.6.95        From 1 Jun 1995 to Apr 1997
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
A2           Hard to Beat - Keeping the Benefits Once Your           DEV 93               From 19 Jun 1995
             Mortgage Ends                                           19.06.1995
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
A3           Mortgages - A guide to costs                            Dev 143 1.7.95       From 1 Jul 1995 to Jul 1995
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
A4           Mortgages - A guide to costs                            Dev 143  14.7.95     From 14 Jul 1995 to Sep 1995
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
A5           Mortgages - A guide to costs                            Dev 143  4.9.95      From 4 Sep 1995 to Nov 1995
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
A6           Mortgages - A guide to costs                            Dev 143 30.11.95     From 30 Nov 1995 to Dec 1995
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
A7           Mortgages - A guide to costs                            Dev 143 13.12.95     From 13 Dec 1995 to Mar 1996
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
A8           Mortgages - A guide to costs                            Dev 143 8.3.96       From 8 Mar 1996 to Jun 1996
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
A9           Mortgages - A guide to costs                            Dev 143 10.6.96      From 10 Jun 1996 to Feb 1997
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
A10          Hard to Beat - Keeping the Benefits Once Your           DEV 93               From 1 Sept 1996
             Mortgage Ends                                           01.9.1996
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
A11          Mortgages - A guide to costs                            Dev 143 11.2.97      From 11 Feb 1997 to Mar 1997
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
A12          You and your mortgage - The Mortgage Code
             [Introductory leaflet]
----------------------------------------------------------------------------------------------------------------------------------
A13          The Mortgage Code                                       First Edition:       From Mar 1997
                                                                     March 1997
----------------------------------------------------------------------------------------------------------------------------------
A14          Mortgages - A guide to costs                            Dev 143 27.3.97      From 27 Mar 1997 to May 1997
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
A15          Hard to beat - Mortgages - An Introduction              Dev 3  10.4.97       From 10 Apr 1997 to Jul 1997
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
A16          Mortgages - A guide to costs                            Dev 143 6.5.97       From 6 May 1997 to Jul 1997
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
A17          Hard to beat - Mortgages - An Introduction              Dev 3  1.7.97        From 1 Jul 1997 to Oct 1997
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
A18          Mortgages - A guide to costs - Hard to Beat             Dev 143 11.7.97      From 11 Jul 1997 to Oct 1997
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
A19          Hard to beat - Mortgages - An Introduction              MAR 1  1.10.97       From 1 Oct 1997 to Dec 1997
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------


                                      36

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
A20          Mortgages - A guide to costs - Hard to Beat             MAR 2 1.10.97        From 1 Oct 1997 to Nov 1997
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A21          Hard to Beat - Keeping the Benefits Once Your           MAR 9                From 1 Oct 1997
             Mortgage Ends                                           01.10.1997
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A22          Mortgages - A guide to costs - Hard to Beat             MAR 2 12.11.97       From 12 Nov 1997 to Feb 1998
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A23          Hard to beat - Mortgages - An Introduction              MAR 1 15.12.97       From 15 Dec 1997 to Feb 1998
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A24          Hard to beat - Mortgages - An Introduction              MAR 1  12.2.98       From 12 Feb 1998 to Oct 1998
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A25          Mortgages - A guide to costs - Hard to Beat             MAR 2 12.2.98        From 12 Feb 1998 to Jun 1998
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A26          Hard to Beat - Keeping the Benefits Once Your Mortgage  MAR 9                From 12 Feb 1998
             Ends                                                    12.2.1998
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A27          The Mortgage Code                                       Second Edition:      From Apr 1998
                                                                     April 1998
----------------------------------------------------------------------------------------------------------------------------------
A28          Mortgages - A guide to costs - Hard to Beat             MAR 2/8267 17.6.98   From 17 Jun 1998 to Oct 1998
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A29          Hard to Beat - Keeping the Benefits Once Your Mortgage  MAR 9/8375           From 1 Aug 1998
             Ends                                                    01.8.1998
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A30          Mortgages - A guide to costs - Hard to Beat             MAR 2/8528 8.10.98   From 8 Oct 1998 to Nov 1998
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A31          Hard to beat - Mortgages - An Introduction              MAR 1 23.10.98       From 23 Oct 1998 to Feb 1999
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A32          Mortgages - A guide to costs - Hard to Beat             MAR 2/8600 5.11.98   From 5 Nov 1998 to Jan 1999
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A33          Mortgages - A guide to costs - Hard to Beat             MAR 2/8729 7.1.99    From 7 Jan 1999 to Feb 1999
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A34          Mortgages - A guide to costs - Hard to Beat             MAR 2/8789 4.2.99    From 4 Feb 1999 to Apr 1999
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A35          Mortgages - An Introduction                             MAR 1  25.2.99       From 25 Feb 1999 to Jun 1999
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A36          Mortgages - A guide to costs - Hard to Beat             MAR 2/8923 13.4.99   From 13 Apr 1999 to Jun 1999
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A37          Mortgages - the details                                 MAR 23/8958          From 16 Jun 1999 to Jan 2000
             Northern Rock plc                                       16.6.99
----------------------------------------------------------------------------------------------------------------------------------
A38          Mortgages - the costs                                   MAR 244/8958         From 16 Jun 1999 to Jun 1999
             Northern Rock plc                                       16.6.99
----------------------------------------------------------------------------------------------------------------------------------
A39          Mortgages - the costs                                   MAR 244/9115         From 28 Jun 1999 to Nov 1999
             Northern Rock plc                                       28.6.99
----------------------------------------------------------------------------------------------------------------------------------
A40          Mortgages - the costs                                   MAR 244/9489         From 9 Nov 1999 to Jan 2000
             Northern Rock plc                                       9.11.99
----------------------------------------------------------------------------------------------------------------------------------
A41          Mortgages - the details                                 MAR 235/9611         From 4 Jan 2000 to May 2000
             Northern Rock plc                                       4.1.2000
----------------------------------------------------------------------------------------------------------------------------------
A42          Mortgages - the costs                                   MAR 244/9679         From 17 Jan 2000 to Mar 2000
             Northern Rock plc                                       17.1.2000
----------------------------------------------------------------------------------------------------------------------------------


                                      37

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
A43          Be straight with me - Mortgage costs in black           MAR 244/9815         From 4 Mar 2000 to Apr 2000
             and white Northern Rock plc                             4.3.2000
----------------------------------------------------------------------------------------------------------------------------------
A44          Safe & Sure - Keeping the Benefits Once Your Mortgage   MAR 9/9895           From 14 Mar 2000
             Ends Northern Rock plc                                  14.3.2000
----------------------------------------------------------------------------------------------------------------------------------
A45          Be straight with me - Mortgage costs in black           MAR 244/10029        From 27 Apr 2000 to Jan 2001
             and white Northern Rock plc                             27.4.2000
----------------------------------------------------------------------------------------------------------------------------------
A46          Give me the facts - Mortgage details explained          MAR 235/9666 and     From 1 May 2000 to Oct 2000
             Northern Rock plc                                       5.2000
----------------------------------------------------------------------------------------------------------------------------------
A47          Give me a choice - Mortgage deals to suit everyone      MAR 236/10198 and    From 28 Jun 2000 to Aug 2000
             Northern Rock plc                                       28.6.2000
----------------------------------------------------------------------------------------------------------------------------------
A48          Give me a choice - Mortgage deals to suit everyone      MAR 236/10332        From 4 Aug 2000
             Northern Rock plc                                       4.8.2000
----------------------------------------------------------------------------------------------------------------------------------
A49          Give me the facts - Mortgage details explained          MAR 235/10554 and    From Oct 2000 to Jan 2001
             Northern Rock plc                                       10.2000
----------------------------------------------------------------------------------------------------------------------------------
A50          Give me the facts                                       MAR 235/10899        From 10 Jan 2001 to Sep 2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A51          Be straight with me - Mortgage costs in black           MAR 244/10868        From 10 Jan 2001 to Feb 2001
             and white Northern Rock plc                             10.1.2001
----------------------------------------------------------------------------------------------------------------------------------
A52          Be straight with me - Mortgage costs in black           MAR 244/10998        From 8 Feb 2001 to Apr 2001
             and white Northern Rock plc                             8.2.2001
----------------------------------------------------------------------------------------------------------------------------------
A53          Be straight with me - Mortgage costs in black           MAR 244/11170        From 5 Apr 2001 to May 2001
             and white Northern Rock plc                             5.4.2001
----------------------------------------------------------------------------------------------------------------------------------
A54          Be straight with me - Mortgage costs in black           MAR 244/11281        From 10 May 2001 to Aug 2001
             and white Northern Rock plc                             10.5.2001
----------------------------------------------------------------------------------------------------------------------------------
A55          Be straight with me - Mortgage costs in black           MAR 244/11592        From 2 Aug 2001 to Sep 2001
             and white Northern Rock plc                             2.8.2001
----------------------------------------------------------------------------------------------------------------------------------
A56          Give me the facts                                       MAR 235/11679        From 3 Sep 2001
             Northern Rock plc                                       3.9.2001
----------------------------------------------------------------------------------------------------------------------------------
A57          Be straight with me - Mortgage costs in black           MAR 244/11592        From 3 Sep 2001 to Sep 2001
             and white Northern Rock plc                             3.9.2001
----------------------------------------------------------------------------------------------------------------------------------
A58          Be straight with me - Mortgage costs in black           MAR 244/11807        From 19 Sep 2001 to Oct 2001
             and white Northern Rock plc                             19.9.2001
----------------------------------------------------------------------------------------------------------------------------------
A59          Be straight with me - Mortgage costs in black           MAR 244/11855        From 4 Oct 2001 to Nov 2001
             and white Northern Rock plc                             4.10.2001
----------------------------------------------------------------------------------------------------------------------------------
A60          Be straight with me - Mortgage costs in black           MAR 244/11973        From 8 Nov 2001
             and white Northern Rock plc                             8.11.2001
----------------------------------------------------------------------------------------------------------------------------------


                                      38

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
A61          Safe & Sure - Keeping the Benefits Once Your Mortgage   MAR 9/12119          From 12 Dec 2001
             Ends                                                    12.12.2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A62          Give me the facts                                       MAR 235/12189        From 9 Jan 2002
             Northern Rock plc                                       9.1.2002
----------------------------------------------------------------------------------------------------------------------------------
A63          All you need to know about mortgages                    MAR 235/12275        From 21 Jan 2002
             Northern Rock plc                                       21.1.2002
----------------------------------------------------------------------------------------------------------------------------------
A64          Be straight with me - Mortgage costs in black           MAR 244/12486        From 1 Apr 2002
             and white                                               1.4.2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A65          All you need to know about mortgages                    MAR 235/12537        From 9 May 2002
             Northern Rock plc                                       9.5.2002
----------------------------------------------------------------------------------------------------------------------------------
A66          Be straight with me - Mortgage costs in black           MAR 244/12539        From 9 May 2002
             and white                                               9.5.2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A67          Be straight with me - Mortgage costs in black          MAR 244/12859        From 26 Jul 2002
             and white                                              26.7.2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A68          All you need to know about mortgages                    MAR 235/13039        From 10 Oct 2002
             Northern Rock plc                                       10.10.2002
----------------------------------------------------------------------------------------------------------------------------------
A69          I want a shorter mortgage, and I want guarantees -      MAR 617/13070        From 10 Oct 2002
             Mortgages Guaranteed Repayment                          10.10.2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A70          Be straight with me - Mortgage costs in black           MAR 244/12123        From 10 Oct 2002
             and white                                               10.10.2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A71          Hard to Beat - Keeping the Benefits Once Your           MAR 9                From 1 Oct 1997
             Mortgage Ends                                           01.10.1997
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A72          Mortgage costs in black and white                       MAR 244/13280        From 6 Jan 2003
             Northern Rock plc                                       06.01.2003
----------------------------------------------------------------------------------------------------------------------------------
A73          All you need to know about Mortgages                    MAR 235/13279        From 9 Jan 2003
             Northern Rock plc                                       09.01.2003
----------------------------------------------------------------------------------------------------------------------------------
A74          I want a shorter mortgage, and guarantee                MAR 617/13371        From 10 Jan 2003
----------------------------------------------------------------------------------------------------------------------------------
A75          Mortgage costs in black and white                       MAR 244/13437        From 27 Jan 2003
             Northern Rock plc                                       27.01.2003
----------------------------------------------------------------------------------------------------------------------------------
A76          Mortgage costs in black and white                       MAR 244/13501        From 8 Feb 2003
             Northern Rock plc                                       08.02.2003
----------------------------------------------------------------------------------------------------------------------------------
A77          Mortgages - safe and sure - keep the benefits           MAR 9/12337          Valid until further notice 1.2.2003
             once your mortgage is paid off                          1.3.2003
----------------------------------------------------------------------------------------------------------------------------------
A78          Mortgage Deals to Suit Everyone - Update 18 June 2003   MAR 236              Valid until further notice - 18.6.2003
                                                                     18.6.2003
----------------------------------------------------------------------------------------------------------------------------------
A79          I want a Shorter Mortgage, and I want Guarantees        MAR 617/13538        Valid until further notice - 18.6.2003
                                                                     18.6.2003
----------------------------------------------------------------------------------------------------------------------------------
A80          What's it going to Cost?                                MAR 302              Valid until further notice - 18.6.2003
                                                                     18.6.2003
----------------------------------------------------------------------------------------------------------------------------------
A81          I want to Buy to Let                                    MAR 466/13927        Valid until further notice - 18.6.2003
                                                                     18.6.2003
----------------------------------------------------------------------------------------------------------------------------------
A82          Intermediaries - Mortgage Product Update - No. 6        MAR 035              Valid until further notice - 18.6.2003
                                                                     18.6.2003
----------------------------------------------------------------------------------------------------------------------------------


                                      39

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
A83          Mortgage Costs in Black and White                       MAR 244/14005        Valid until further notice - 14.7.2003
                                                                     14.7.2003
----------------------------------------------------------------------------------------------------------------------------------
A84          Mortgage Deals to Suit Everyone - Update 14             MAR 236              Valid until further notice - 14.7.2003
             July 2003                                               14.7.2003
----------------------------------------------------------------------------------------------------------------------------------
A85          I want a Shorter Mortgage, and I want Guarantees        MAR 617/14008        Valid until further notice - 14.7.2003
                                                                     14.7.2003
----------------------------------------------------------------------------------------------------------------------------------
A86          I want to Buy to Let                                    MAR 466/14007        Valid until further notice - 14.7.2003
                                                                     14.7.2003
----------------------------------------------------------------------------------------------------------------------------------
A87          What's it going to Cost?                                MAR 302              Valid until further notice - 14.7.2003
                                                                     14.7.2003
----------------------------------------------------------------------------------------------------------------------------------
A88          Intermediaries - Mortgage Product Update - No. 7        MAR 035/14031        Valid until further notice - 14.7.2003
                                                                     14.7.2003
----------------------------------------------------------------------------------------------------------------------------------
A89          Mortgage Costs in Black and White                       MAR 244/14055        Valid until further notice - 25.7.2003
                                                                     25.7.2003
----------------------------------------------------------------------------------------------------------------------------------
A90          Mortgage Deals to Suit Everyone - Update 25 July 2003   MAR 236              Valid until further notice - 25.7.2003
                                                                     25.7.2003
----------------------------------------------------------------------------------------------------------------------------------
A91          I want to Buy to Let                                    MAR 466/14056        Valid until further notice - 25.7.2003
                                                                     25.7.2003
----------------------------------------------------------------------------------------------------------------------------------
A92          What's it going to Cost?                                MAR 302              Valid until further notice - 25.7.2003
                                                                     25.7.2003
----------------------------------------------------------------------------------------------------------------------------------
A93          Intermediaries - Mortgage Product Update - No. 8        MAR 035/14031        Valid until further notice - 25.7.2003
                                                                     25.7.2003
----------------------------------------------------------------------------------------------------------------------------------
A94          Mortgage Deals to Suit Everyone - Update 8 August 2003  MAR 236              Valid until further notice - 8.8.2003
                                                                     8.8.2003
----------------------------------------------------------------------------------------------------------------------------------
A95          I want to Buy to Let                                    MAR 466/14133        Valid until further notice - 8.8.2003
                                                                     8.8.2003
----------------------------------------------------------------------------------------------------------------------------------
A96          What's it going to Cost?                                MAR 302              Valid until further notice - 8.8.2003
                                                                     8.8.2003
----------------------------------------------------------------------------------------------------------------------------------
A97          Intermediaries - Mortgage Product Update - No. 9        MAR 035/14104        Valid until further notice - 8.8.2003
                                                                     8.8.2003
----------------------------------------------------------------------------------------------------------------------------------
A98          All you need to know about mortgages                    MAR 235/13729        Valid until further notice -
                                                                     1.5.2003             1.5.2003
----------------------------------------------------------------------------------------------------------------------------------
A99          Intermediaries - Mortgage Product Update No.            MAR 035/14201        Valid 9.9.2003
----------------------------------------------------------------------------------------------------------------------------------
A100         Mortgage Deals to Suit Everyone - Update 9th            MAR 236              Valid until further notice 9.9.2003
             September 2003
----------------------------------------------------------------------------------------------------------------------------------
A101         Intermediaries - Mortgage Product Update No. 11         MAR 035/14374        Valid 14.10.2003
----------------------------------------------------------------------------------------------------------------------------------
A102         Mortgage Deals to Suite Everyone - Update 14th          MAR 236              Valid until further notice 14.10.2003
             October 2003
----------------------------------------------------------------------------------------------------------------------------------
A103         Mortgage Costs in Black and White                       MAR 244/14379        Valid until further notice - 14.10.2003
----------------------------------------------------------------------------------------------------------------------------------
A104         Mortgage costs in black and white                       MAR 690/14451        Valid until further notice -
             Northern Rock plc                                                            14 Oct 2003
----------------------------------------------------------------------------------------------------------------------------------
A105         Mortgage Deals to Suit Everyone - Update 14th           MAR 236              Valid until further notice - 14 Oct 2003
             October 2003
----------------------------------------------------------------------------------------------------------------------------------
A106         Home Equity Release - All you need to know about        MAR 329/14399        Valid until further notice - 14 Oct 2003
             Home Equity Release Mortgages
----------------------------------------------------------------------------------------------------------------------------------


                                      40

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
A107         Home Equity Release - All you need to know about Home   MAR 329/14560        Valid until further notice - 17 Nov 2003
             Equity Release Mortgages
----------------------------------------------------------------------------------------------------------------------------------
A108
             A Guide to your Mortgage Statement                      MAR 702/14552        Valid until further notice - 17 Nov 2003

             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A109
             Mortgage costs in black and white                       MAR 244/14565        Valid until further notice - 17 Nov 2003
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A110
             Keep the benefits once your mortgage is paid off        MAR 9/14105          Valid until further notice - 17 Nov 2003

             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A111
             Mortgage Deals to Suit Everyone - Update 17th November  MAR 236              Valid until further notice - 17 Nov 2003
             2003
----------------------------------------------------------------------------------------------------------------------------------
A112
             All you need to know about Mortgages                    MAR 235/14462        Valid until further notice -   1 Dec
                                                                                          2003

             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A113
             Mortgage costs in black and white                       MAR 244/14638        Valid until further notice -   9 Dec
             Northern Rock plc                                                            2003
----------------------------------------------------------------------------------------------------------------------------------
A114
             Mortgage costs in black and white                       MAR 244/14709        Valid until further notice - 17 Dec 2003
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A115
             Mortgage Deals to Suit Everyone - Update 17th December  MAR 236              Valid until further notice - 17 Dec 2003
             2003
----------------------------------------------------------------------------------------------------------------------------------
A116
             Home Equity Release - A Cash Lump Sum or Monthly Cash   MAR 328/14598        Valid until further notice - Dec 2003
             Release
----------------------------------------------------------------------------------------------------------------------------------
A117
             Fees and Charges - Mortgages                            MAR 713/14719        Valid from -  -     1 Jan 2004

             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A118
             Home Equity Release - All you need to know about Home   MAR 329/14827        Valid until further notice - 20 Jan 2004
             Equity Release Mortgages
----------------------------------------------------------------------------------------------------------------------------------
A119
             Home Equity Release - You've looked after your home.    MAR 503/14700        Feb 2004
             Now let it look after you.
----------------------------------------------------------------------------------------------------------------------------------
A120
             Home Equity Release - Product Detail Summary            MAR 545              Feb 2004
----------------------------------------------------------------------------------------------------------------------------------
A121
             Home Equity Release - All you need to know about Home   MAR 329/14973        Valid until further notice - 16 Feb 2004
             Equity Release Mortgages
----------------------------------------------------------------------------------------------------------------------------------
A122
             Mortgage Deals to Suit Everyone - Update 16th February  MAR 236              Valid until further notice - 16 Feb 2004
             2004
----------------------------------------------------------------------------------------------------------------------------------
A123
             All you need to know about Mortgages                    MAR 235/1484         Valid until further notice - 26 Feb 2004

             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------


                                      41

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
A124
             Mortgage Deals to Suit Everyone - Update 9th March      MAR 693              Valid until further notice - 9 Mar 2004
             2004
----------------------------------------------------------------------------------------------------------------------------------
A125
             Mortgage Deals to Suit Everyone - Update 25th March     MAR 236              Valid until further notice - 25 Mar 2004
             2004
----------------------------------------------------------------------------------------------------------------------------------
A126
             Home Equity Release - A Cash Lump Sum or Monthly Cash   MAR 726/15148        Valid until further notice - Apr 2004
             Release
----------------------------------------------------------------------------------------------------------------------------------
A127
             Mortgage Deals to Suit Everyone - Update 16th April     MAR 693              Valid until further notice - 16 Apr 2004
             2004
----------------------------------------------------------------------------------------------------------------------------------
A128
             Mortgage Deals to Suit Everyone - Update 21 April 2004  MAR 693              Valid until further notice - 21 Apr 2004
----------------------------------------------------------------------------------------------------------------------------------
A129
             I want more from you                                    MAR 621/15340        Valid until further notice - May 2004

             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A130
             All you need to know about Mortgages                    MAR 235/13729        Valid until further notice - 1 May 2004

             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A131
             You've looked after your home. Now let it look after    MAR 494/11889        No date
             you.
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
A132
             Mortgage deals to suit everyone                         MAR 693              07.05.2004
----------------------------------------------------------------------------------------------------------------------------------
A133
             Secured loans costs in black and white                  MAR 4/15459          Valid until further notice - 12.5.04
----------------------------------------------------------------------------------------------------------------------------------
A134
             I just want to be sure                                  MAE 8/14450          Valid until further notice - May 2004
----------------------------------------------------------------------------------------------------------------------------------
A135
             Mortgage costs in black and white                       MAR 690/15807        Valid until further notice - 12 May 2004
----------------------------------------------------------------------------------------------------------------------------------
A136
             Mortgage deals to suit everyone                         MAR 693              12.05.2004
----------------------------------------------------------------------------------------------------------------------------------
A137
             Mortgage deals to suit everyone                         MAR 236              2.6.2004
----------------------------------------------------------------------------------------------------------------------------------
A138
             I just want to be sure                                  MAE 741/15511        Valid until further notice - June 2004
----------------------------------------------------------------------------------------------------------------------------------
A139
             Secured loans costs in black and white                  MAR 4/15459          Valid until further notice - 9 June 2004
----------------------------------------------------------------------------------------------------------------------------------
A140
             Mortgage costs in black and white                       MAR 244/15685        Valid until further notice - 22 June
                                                                                          2004
----------------------------------------------------------------------------------------------------------------------------------
A141
             Secured loans with a fixed rate                         MAR 125/15573        Valid until further notice - June 2004
----------------------------------------------------------------------------------------------------------------------------------
A142
             It'll never happen to me                                MAR 742/1511         June 2004
----------------------------------------------------------------------------------------------------------------------------------


                                      42

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
A143
             Mortgage deals to suit everyone                         MAR 236              22.6.2004
----------------------------------------------------------------------------------------------------------------------------------
A144
             Mortgage costs in black and white                       MAR 690/15877        Valid until further notice - 22 June
                                                                                          2004
----------------------------------------------------------------------------------------------------------------------------------
A145
             Mortgage deals to suit everyone                         MAR 693              22.6.2004
----------------------------------------------------------------------------------------------------------------------------------
A146
             Mortgage deals to suit everyone                         MAR 694              2.6.2004
----------------------------------------------------------------------------------------------------------------------------------
A147
             Secured loan costs in black and white                   MAR 4/15704          Valid until further notice - 1 July 2004
----------------------------------------------------------------------------------------------------------------------------------
A148
             Mortgage costs in black and white                       MAR 690/15988        Valid until further notice - 9 July 2004
----------------------------------------------------------------------------------------------------------------------------------
A149
             Mortgage deals to suit everyone                         MAR 693              Valid until further notice - 09 July
                                                                                          2004
----------------------------------------------------------------------------------------------------------------------------------
A150
             Mortgage deals to suit everyone - Update 16th August    MAR 236              Valid until further notice - 9 July 2004
             2004
----------------------------------------------------------------------------------------------------------------------------------
A151
             Mortgage deals to suit everyone                         MAR 236              Valid until further notice - 9 July 2004
----------------------------------------------------------------------------------------------------------------------------------
A152
             Mortgage deals to suit everyone - Update 16th August    MAR 236              Valid until further notice - 16 August
             2004                                                                         2004
----------------------------------------------------------------------------------------------------------------------------------
A153
             Home Equity Release Mortgage                            MAR 726/15972        Valid until further notice - August 2004
----------------------------------------------------------------------------------------------------------------------------------
A154
             Secured loans with a fixed rate                         MAR 125/15985        Valid until further notice - August 2004
----------------------------------------------------------------------------------------------------------------------------------
A155
             Secured loans costs in black and white                  MAR 4/15985          Valid until further notice - 01
                                                                                          September 2004
----------------------------------------------------------------------------------------------------------------------------------
A156
             Mortgage costs in black and white                       MAR 244/16009        Valid until further notice - 1
                                                                                          September 2004
----------------------------------------------------------------------------------------------------------------------------------
A157
             Thinking of moving?                                     MAR 740/14677        No date
----------------------------------------------------------------------------------------------------------------------------------
B            Mortgage Summary Information - Borrowers                                     (i.e. given to Borrowers dealing
                                                                                          directly with Northern Rock)
----------------------------------------------------------------------------------------------------------------------------------
B1           Update 18th September 2000                              MAR 236 18.9.2000    From 18 Sept 2000
----------------------------------------------------------------------------------------------------------------------------------
B2           Update 2nd October 2000                                 MAR 236 2.10.2000    From 02 Oct 2000
----------------------------------------------------------------------------------------------------------------------------------
B3           Update 22nd November 2000                               MAR 236 22.11.2000   From 22 Nov 2000
----------------------------------------------------------------------------------------------------------------------------------
B4           Update 10th January 2001                                MAR 236 10.1.2001    From 10 Jan 2001
----------------------------------------------------------------------------------------------------------------------------------
B5           Update 1st February 2001                                MAR 236 1.2.2001     From 01 Feb 2001
----------------------------------------------------------------------------------------------------------------------------------


                                      43

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
B6           Update 12th February 2001                               MAR 236 12.2.2001    From 12 Feb 2001
----------------------------------------------------------------------------------------------------------------------------------
B7           Update 22nd February 2001                               MAR 236 22.2.2001    From 22 Feb 2001
----------------------------------------------------------------------------------------------------------------------------------
B8           Update 6th April 2001                                   MAR 236 6.4.2001     From 06 Apr 2001
----------------------------------------------------------------------------------------------------------------------------------
B9           Update 10th May 2001                                    MAR 236 10.5.2001    From 10 May 2001
----------------------------------------------------------------------------------------------------------------------------------
B10          Update 22nd June 2001                                   MAR 236 22.6.2001    From 22 June 2001
----------------------------------------------------------------------------------------------------------------------------------
B11          Update 2nd August 2001                                  MAR 236 2.8.2001     From 02 Aug 2001
----------------------------------------------------------------------------------------------------------------------------------
B12          Update 3rd September 2001                               MAR 236 3.9.2001     From 03 Sept 2001
----------------------------------------------------------------------------------------------------------------------------------
B13          Update 19th September 2001                              MAR 236 19.9.2001    From 19 Sept 2001
----------------------------------------------------------------------------------------------------------------------------------
B14          Update 4th October 2001                                 MAR 236 4.10.2001    From 04 Oct 2001
----------------------------------------------------------------------------------------------------------------------------------
B15          Update 5th December 2001                                MAR 236 5.12.2001    From 05 Dec 2001
----------------------------------------------------------------------------------------------------------------------------------
B16          Update 7th January 2002                                 MAR 236 7.1.2002     From 07 Jan 2002
----------------------------------------------------------------------------------------------------------------------------------
B17          Update 15th January 2002                                MAR 236 15.1.2002    From 15 Jan 2002
----------------------------------------------------------------------------------------------------------------------------------
B18          Update 25th January 2002                                MAR 236 25.1.2002    From 25 Jan 2002
----------------------------------------------------------------------------------------------------------------------------------
B19          Update 9th February 2002                                MAR 236 09.2.2002    From 9 Feb 2002
----------------------------------------------------------------------------------------------------------------------------------
B20          Update 20th March 2002                                  MAR 236 20.3.2002    From 20 Mar 2002
----------------------------------------------------------------------------------------------------------------------------------
B21          Update 10th May 2002                                    MAR 236 10.5.2002    From 10 May 2002
----------------------------------------------------------------------------------------------------------------------------------
B22          Update 26th July 2002                                   MAR 236 26.7.2002    From 26 Jul 2002
----------------------------------------------------------------------------------------------------------------------------------
B23          Update 7th August 2002                                  MAR 236 07.8.2002    From 7 Aug 2002
----------------------------------------------------------------------------------------------------------------------------------
B24          Update 30th August 2002                                 MAR 236 30.8.2002    From 30 Aug 2002
----------------------------------------------------------------------------------------------------------------------------------
B25          Update 21st October 2002                                MAR 236 21.10.2002   From 21 Oct 2002
----------------------------------------------------------------------------------------------------------------------------------
B26          Update 8th November 2002                                MAR 236 08.11.2002   From 8 Nov 2002
----------------------------------------------------------------------------------------------------------------------------------
B27          Update 27th November 2002                               MAR 236              From 27 Nov 2002
                                                                     27.11.2002
----------------------------------------------------------------------------------------------------------------------------------
B28          Update 10th Jan 2003                                    MAR 236              From 10 Jun 2003
                                                                     10.01.2003
----------------------------------------------------------------------------------------------------------------------------------
B29          Update 8th Feb 2003                                     MAR 236              From 8 Feb 2003
                                                                     08.02.2003
----------------------------------------------------------------------------------------------------------------------------------


                                      44

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
B30          Mortgages for Landlords - Update 9th September 2003     MAR 466/14234        Valid until further notice
                                                                                          09 Sep 2003

----------------------------------------------------------------------------------------------------------------------------------
B31          Mortgages for Landlords - Update 14th October 2003      MAR 466/14380        Valid until further notice
                                                                                          14 Oct 2003

----------------------------------------------------------------------------------------------------------------------------------
B32          Mortgages for Landlords - Update 17th November 2003     MAR 466/14558        Valid until further notice
                                                                                          17 Nov 2003

----------------------------------------------------------------------------------------------------------------------------------
B33          Mortgages for Landlords - Update 17th December 2003     MAR 466/14705        Valid until further notice
                                                                                          17 Dec 2003

----------------------------------------------------------------------------------------------------------------------------------
B34          Mortgages for Landlords - Update 20th January 2004      MAR 466/14788        Valid until further notice
                                                                                          20 Jan 2004

----------------------------------------------------------------------------------------------------------------------------------
B35          Mortgages for Landlords - Update 16th August 2004       MAE 466/15974        Valid until further notice
                                                                                          16 August 2004

----------------------------------------------------------------------------------------------------------------------------------
B36          Mortgages for Landlords - Update 9th July 2004          MAR 466/15788        Valid until further notice
                                                                                          9 July 2004
----------------------------------------------------------------------------------------------------------------------------------
B37          Mortgages for Landlords - Update 22nd June 2004         MAR 466/15684        Valid until further notice
                                                                                          22 June 2004
----------------------------------------------------------------------------------------------------------------------------------
C            Mortgage Summary Information - Brokers                                       (i.e. given to Borrowers dealing
                                                                                          directly with Northern Rock)
----------------------------------------------------------------------------------------------------------------------------------
C1           Mortgage Update                                                              Regular editions from 17 Nov 1994
                                                                                          onwards
----------------------------------------------------------------------------------------------------------------------------------
C2           Mortgage Update 9th December 1994                       Dev 291              From 09 Dec 1994
----------------------------------------------------------------------------------------------------------------------------------
C3           Mortgage Update 19th December 1994                      Dev 291              From 19 Dec 1994
----------------------------------------------------------------------------------------------------------------------------------
C4           Mortgage Update 11th January 1995                       Dev 291              From 11 Jan 1995
----------------------------------------------------------------------------------------------------------------------------------
C5           Mortgage Update 1st February 1995                       Dev 291              From 01 Feb 1995
----------------------------------------------------------------------------------------------------------------------------------
C6           Mortgage Update 24th March 1995                         Dev 291              From 24 Mar 1995
----------------------------------------------------------------------------------------------------------------------------------
C7           Mortgage Update 18th April 1995                         Dev 291              From 18 April 1995
----------------------------------------------------------------------------------------------------------------------------------
C8           Mortgage Update 17th May 1995                           Dev 291              From 17 May 1995
----------------------------------------------------------------------------------------------------------------------------------
C9           Mortgage Update 5th June 1995                           Dev 291              From 05 Jun 1995
----------------------------------------------------------------------------------------------------------------------------------
C10          Mortgage Update 19th June 1995                          Dev 291              From 19 Jun 1995
----------------------------------------------------------------------------------------------------------------------------------
C11          Mortgage Update 17th July 1995                          Dev 291              From 17 Jul 1995
----------------------------------------------------------------------------------------------------------------------------------
C12          Mortgage Update 1st September 1995                      Dev 291              From 01 Sep 1995
----------------------------------------------------------------------------------------------------------------------------------
C13          Mortgage Update 4th September 1995                      Dev 291              From 04 Sep 1995
----------------------------------------------------------------------------------------------------------------------------------
C14          Mortgage Update 16th October 1995                       Dev 291              From 16 Oct 1995
----------------------------------------------------------------------------------------------------------------------------------
C15          Mortgage Update 30th November 1995                      Dev 291              From 30 Nov 1995
----------------------------------------------------------------------------------------------------------------------------------
C16          Mortgage Update 13th December 1995                      Dev 291              From 13 Dec 1995
----------------------------------------------------------------------------------------------------------------------------------
C17          Mortgage Update 3rd January 1996                        Dev 291              From 03 Jan 1996
----------------------------------------------------------------------------------------------------------------------------------


                                      45

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
C18          Mortgage Update 18th January 1996                       Dev 291              From 18 Jan 1996
----------------------------------------------------------------------------------------------------------------------------------
C19          Mortgage Update 25th January 1996                       Dev 291              From 25 Jan 1996
----------------------------------------------------------------------------------------------------------------------------------
C20          Mortgage Update 12th March 1996                         Dev 291              From 12 Mar 1996
----------------------------------------------------------------------------------------------------------------------------------
C21          Mortgage Update 22nd April 1996                         Dev 291              From 22 Apr 1996
----------------------------------------------------------------------------------------------------------------------------------
C22          Mortgage Update 10th June 1996                          Dev 291              From 10 Jun 1996
----------------------------------------------------------------------------------------------------------------------------------
C23          Mortgage Update 2nd September 1996                      Dev 291              From 02 Sep 1996
----------------------------------------------------------------------------------------------------------------------------------
C24          Mortgage Update 21st October 1996                       Dev 291              From 21 Oct 1996
----------------------------------------------------------------------------------------------------------------------------------
C25          Mortgage Update 11th November 1996                      Dev 291              From 11 Nov 1996
----------------------------------------------------------------------------------------------------------------------------------
C26          Mortgage Update 3rd January 1997                        Dev 291              From 03 Jan 1997
----------------------------------------------------------------------------------------------------------------------------------
C27          Mortgage Update 11th February 1997                      Dev 291              From 11 Feb 1997
----------------------------------------------------------------------------------------------------------------------------------
C28          Guide to Mortgages                                      Dev 434              From 04 Apr 1997
----------------------------------------------------------------------------------------------------------------------------------
C29          Mortgage Update                                         Dev 435              From 04 Apr 1997
----------------------------------------------------------------------------------------------------------------------------------
C30          Mortgage Update 28.5.97                                 Dev 435              From 28 May 1997
----------------------------------------------------------------------------------------------------------------------------------
C31          Mortgage Update 9.6.97                                  Dev 435              From 09 Jun 1997
----------------------------------------------------------------------------------------------------------------------------------
C32          Mortgage Update 25.6.97                                 Dev 435              From 25 Jun 1997
----------------------------------------------------------------------------------------------------------------------------------
C33          Mortgage Update 11.8.97                                 Dev 435              From 11 Aug 1997
----------------------------------------------------------------------------------------------------------------------------------
C34          Mortgage Update 3.9.97                                  Dev 435              From 03 Sep 1997
----------------------------------------------------------------------------------------------------------------------------------
C35          Mortgage Update 17.9.97                                 Dev 435              From 17 Sep 1997
----------------------------------------------------------------------------------------------------------------------------------
C36          Mortgage Update - Issue No 1                            MAR 35               From 03 Nov 1997
----------------------------------------------------------------------------------------------------------------------------------
C37          Mortgage Update - Issue No 2                            MAR 35               From 12 Nov 1997
----------------------------------------------------------------------------------------------------------------------------------
C38          Mortgage Update - Issue No 3                            MAR 35               From 16 Dec 1997
----------------------------------------------------------------------------------------------------------------------------------
C39          Mortgage Update - Issue No 5                            MAR 35               From 29 Jan 1998
----------------------------------------------------------------------------------------------------------------------------------
C40          Mortgage Update - Issue No 6                            MAR 35               From 12 Feb 1998
----------------------------------------------------------------------------------------------------------------------------------
C41          Mortgage Update - Issue No 7                            MAR 35               From 01 Apr 1998
----------------------------------------------------------------------------------------------------------------------------------
C42          Mortgage Update - Issue No 8                            MAR 35               From 06 May 1998
----------------------------------------------------------------------------------------------------------------------------------
C43          Mortgage Update - Issue No 9                            MAR 35               From 17 Jun 1998
----------------------------------------------------------------------------------------------------------------------------------
C44          Mortgage Update - Issue No 9                            MAR 35               From 01 Jul 1998
----------------------------------------------------------------------------------------------------------------------------------
C45          Mortgage Update - Issue No 10                           MAR 35               From 08 Aug 1998
----------------------------------------------------------------------------------------------------------------------------------
C46          Mortgage Update - Issue No 11                           MAR 35               From 19 Sep 1998
----------------------------------------------------------------------------------------------------------------------------------
C47          Mortgage Update - Issue No 12                           MAR 35               From 08 Oct 1998
----------------------------------------------------------------------------------------------------------------------------------
C48          Mortgage Update - Issue No 13                           MAR 35               From 05 Nov 1998
----------------------------------------------------------------------------------------------------------------------------------
C49          Mortgage Update - Issue No 14                           MAR 35               From 07 Dec 1998
----------------------------------------------------------------------------------------------------------------------------------
C50          Mortgage Update - Issue No 15                           MAR 35               From 22 Jan 1999
----------------------------------------------------------------------------------------------------------------------------------
C51          Mortgage Update - Issue No 16                           MAR 35               From 04 Feb 1999
----------------------------------------------------------------------------------------------------------------------------------
C52          Mortgage Update - Issue No 17                           MAR 35               From 06 Mar 1999
----------------------------------------------------------------------------------------------------------------------------------
C53          Mortgage Update - Issue No 18                           MAR 35               From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------------------------
C54          Mortgage Update - Issue No 19                           MAR 35               From 16 Jun 1999
----------------------------------------------------------------------------------------------------------------------------------
C55          Mortgage Update - Issue No 20                           MAR 35               From 28 Jul 1999
----------------------------------------------------------------------------------------------------------------------------------
C56          Mortgage Update - Issue No 21                           MAR 35               From 26 Aug 1999
----------------------------------------------------------------------------------------------------------------------------------
C57          Together Flexible - Total Flexibility in One Loan
----------------------------------------------------------------------------------------------------------------------------------
C58          Mortgage Update - Issue No 22                           MAR 35               From 09 Sep 1999
----------------------------------------------------------------------------------------------------------------------------------
C59          Mortgage Update - Issue No 23                           MAR 35               From 29 Sep 1999
----------------------------------------------------------------------------------------------------------------------------------


                                      46

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
C60          Mortgage Update - Issue No 24                           MAR 35               From 09 Nov 1999
----------------------------------------------------------------------------------------------------------------------------------
C61          Mortgage Update - Issue No 25                           MAR 35               From 01 Dec 1999
----------------------------------------------------------------------------------------------------------------------------------
C62          Mortgage Update - Issue No 26                           MAR 35               From 04 Jan 2000
----------------------------------------------------------------------------------------------------------------------------------
C63          Mortgage Update - Issue No 27                           MAR 35               From 17 Jan 2000
----------------------------------------------------------------------------------------------------------------------------------
C64          Mortgage Update - Issue No 28                           MAR 35               From 10 Mar 2000
----------------------------------------------------------------------------------------------------------------------------------
C65          Mortgage Update - Issue No 29                           MAR 35               From 27 Apr 2000
----------------------------------------------------------------------------------------------------------------------------------
C66          Mortgage Update - Issue No 30                           MAR 35               From 07 Jun 2000
----------------------------------------------------------------------------------------------------------------------------------
C67          Mortgage Update - Issue No 31                           MAR 35               From 28 Jun 2000
----------------------------------------------------------------------------------------------------------------------------------
C68          Mortgage Update - Issue No 32                           MAR 35               From 04 Aug 2000
----------------------------------------------------------------------------------------------------------------------------------
C69          Mortgage Update - Issue No 33                                                From 18 Sep 2000
----------------------------------------------------------------------------------------------------------------------------------
C70          Mortgage Update - Issue No 34                                                From 02 Oct 2000
----------------------------------------------------------------------------------------------------------------------------------
C71          Mortgage Update - Issue No 47                           MAR035               From 08 Nov 2001
----------------------------------------------------------------------------------------------------------------------------------
C72          Mortgage Update - Issue No 48                           MAR035               From 05 Dec 2001
----------------------------------------------------------------------------------------------------------------------------------
C73          Mortgage Update - Issue No 49                           MAR035               From 07 Jan 2002
----------------------------------------------------------------------------------------------------------------------------------
C74          Mortgage Update - Issue No 49                           MAR035               From 16 Jan 2002
----------------------------------------------------------------------------------------------------------------------------------
C75          Mortgage Update - Insert to be used in conjunction      MAR035               From 16 Jan 2002
             with Issue No 49
----------------------------------------------------------------------------------------------------------------------------------
C76          Mortgage Update - Insert to be used in conjunction      MAR035               From 16 Jan 2002
             with Issue No 49
----------------------------------------------------------------------------------------------------------------------------------
C77          Mortgage Update - Issue No 50                           MAR035               From 23 Mar 2002
----------------------------------------------------------------------------------------------------------------------------------
C78          Mortgage Update - Issue No 51                           MAR035               From 10 May 2002
----------------------------------------------------------------------------------------------------------------------------------
C79          Mortgage Update - dated 10 May 2002
----------------------------------------------------------------------------------------------------------------------------------
C80          Mortgage Update - Issue No 52                           MAR035               From 26 Jul 2002
----------------------------------------------------------------------------------------------------------------------------------
C81          Mortgage Update - Issue No 53                           MAR035               From 7 Aug 2002
----------------------------------------------------------------------------------------------------------------------------------
C82          Mortgage Update - Issue No 54                           MAR035               From 30 Aug 2002
----------------------------------------------------------------------------------------------------------------------------------
C83          Mortgage Update - Issue No 55                           MAR035               From 4 Sep 2002
----------------------------------------------------------------------------------------------------------------------------------
C84          Mortgage Update - Issue No 56                           MAR035               From 8 Oct 2002
----------------------------------------------------------------------------------------------------------------------------------
C85          Mortgage Update - Issue No 57                           MAR035               From 21 Oct 2002
----------------------------------------------------------------------------------------------------------------------------------
C86          Mortgage Update - Issue No 58                           MAR035               From 8 Nov 2002
----------------------------------------------------------------------------------------------------------------------------------
C87          Mortgage Update - Issue No 59                           MAR035               From 27 Nov 2002
----------------------------------------------------------------------------------------------------------------------------------
C88          Intermediaries - Mortgage Product Update - Issue No 1   MAR035               From 10 Jun 2003
----------------------------------------------------------------------------------------------------------------------------------
C89          Intermediaries - Mortgage Product Update - Issue No 2   MAR035               From 8 Mar 2003
----------------------------------------------------------------------------------------------------------------------------------
C90
             Intermediaries - Mortgage Product Update - Issue No. 11 MAR035/14374         Valid 14.10.2003
----------------------------------------------------------------------------------------------------------------------------------
C91
             Intermediaries - Mortgage Product Update - Issue No. 12 MAR709/14401         Valid 17.11.2003
----------------------------------------------------------------------------------------------------------------------------------
C92
             Intermediaries - Mortgage Product Update - Issue No. 13 MAR035/14686         Valid 17.12.2003
----------------------------------------------------------------------------------------------------------------------------------
C93
             Intermediaries - Mortgage Product Update - Issue No. 14 MAR035/14787         Valid 20.01.2004
----------------------------------------------------------------------------------------------------------------------------------


                                      47

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
C94
             Intermediaries - Mortgage Product Update - Issue No. 15 MAR035/14918         Valid 16.02.2004
----------------------------------------------------------------------------------------------------------------------------------
C95
             Intermediaries - Mortgage Product Update - Issue No. 16 MAR035/15107         Valid 09.03.2004
----------------------------------------------------------------------------------------------------------------------------------
C96
             Intermediaries - Mortgage Product Update - Issue No. 17 MAR035/15162         Valid 25.03.2004
----------------------------------------------------------------------------------------------------------------------------------
C97
             Intermediaries - Mortgage Product Update - Issue No. 18 MAR035/15336         Valid 28.04.2004
----------------------------------------------------------------------------------------------------------------------------------
C98
             Intermediaries - Mortgage Product Update - Issue No. 20 MAR 035/15526        Valid 2.6.2004
----------------------------------------------------------------------------------------------------------------------------------
C99
             Intermediaries - Mortgage Product Update - Issue No. 21 MAR 035/15654        Valid 18.06.2004
----------------------------------------------------------------------------------------------------------------------------------
C100
             Intermediaries - Mortgage Product Update - Issue No. 22 MAR 035/15771        Valid 9.07.2004
----------------------------------------------------------------------------------------------------------------------------------
C101
             Intermediaries - Mortgage Product Update - Issue No. 23 MAR 035/15939        Valid 16.08.2004
----------------------------------------------------------------------------------------------------------------------------------
C102
             Intermediaries - Home Release Mortgage Product Update - MAR 746/15742        Valid 15.7.2004
             Issue No. 1
----------------------------------------------------------------------------------------------------------------------------------
D            Mortgage Advice - Borrowers                                                  (i.e. given to Borrowers dealing
                                                                                          directly with Northern Rock)
----------------------------------------------------------------------------------------------------------------------------------
D1           Mortgage Product Advice and Recommendation              Valid September 2000 From Sep 2000
----------------------------------------------------------------------------------------------------------------------------------
E            Offers of Advance
----------------------------------------------------------------------------------------------------------------------------------
E1           Offer of Advance                                        ADV6F/0396           From Mar 1996
             (with General Conditions on reverse)
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
E2           Offer of Advance                                        ADV6B/0300           From Mar 2000
             (with General Conditions on reverse)                                         In triplicate - white, blue and green
             Northern Rock plc                                                            copies.
----------------------------------------------------------------------------------------------------------------------------------
E3           Revised Offer of Loan [Northern Rock copy]                                   From July 2001 - used in conjunction
             Northern Rock plc                                                            with General Conditions introduced on
                                                                                          same date - Most of the content of the
                                                                                          document is variable and is specific to
                                                                                          individual customers/mortgage products
----------------------------------------------------------------------------------------------------------------------------------
F            General Conditions (used on reverse of Offer of Advance)
----------------------------------------------------------------------------------------------------------------------------------
F1           General Conditions                                      [ADV6/1094]          From Oct 1994 to Jun 1995
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
F2           General Conditions                                      ADV6/0695            From Jun 1995 to Jul 1995
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
F3           General Conditions                                      ADV6/0795            From Jul 1995 to Jan 1996
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------


                                      48

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
F4           General Conditions                                      ADV6/0196            From Jan 1996 to Dec 1996
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
F5           General Conditions                                      ADV6/1296            From Dec 1996 to ?
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
F6           General Conditions                                      ADV6B/1296           From Dec 1996 to Oct 1997
             Northern Rock Building Society                                               [Offer of Advance ADV6F/0396 on the
                                                                                          reverse]
----------------------------------------------------------------------------------------------------------------------------------
F7           General Conditions                                      ADV6B/1097           From Oct 1997 to Dec 1997
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
F8           General Conditions                                      ADV6B/1297           From Dec 1997 to Jan 1998
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
F9           General Conditions                                      ADV6B/0198           From Jan 1998 to Jun 1998
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
F10          General Conditions                                      ADV6B/0698           From Jun1998 to Jan 1999
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
F11          General Conditions                                      ADV6B/0199           From Jan 1999 to Sep 1999
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
F12          General Conditions                                      ADV6B/0999           From Sep 1999 to Mar 2000
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
F13          General Conditions                                      ADV6B/0300           From Mar 2000
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
F14          Terms and Conditions - Applicant Copy                   OBA1/0900 on cover   From Sep 2000
             Northern Rock plc                                       OBA2/0900 on
                                                                     reverse
----------------------------------------------------------------------------------------------------------------------------------
F15          Terms and Conditions - Solicitor Copy                   OBS1/0900 on cover   From Sep 2000
             Northern Rock plc                                       OBS2/0900 on
                                                                     reverse
----------------------------------------------------------------------------------------------------------------------------------
F16          Terms and Conditions - Applicant Copy                   OBA1/0101 on cover   From Jan 2001
             Northern Rock plc                                       OBA2/0101 on
                                                                     reverse
----------------------------------------------------------------------------------------------------------------------------------
F17          Terms and Conditions - Solicitor Copy                   OBA1/0101 on cover   From Jan 2001
             Northern Rock plc                                       OBA2/0101 on
                                                                     reverse
----------------------------------------------------------------------------------------------------------------------------------
F18          General Conditions                                      ADV282/ July 2001    From July 2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
F19          Product Transfer - General Conditions (Flexible)        SB/T&C/FLEX/05/02    From May 2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
F20          General Conditions [English and Scottish]               ADV6/0695            Jun 1995
----------------------------------------------------------------------------------------------------------------------------------
F21          General Conditions [English and Scottish]               ADV6/0795            Jul 1995
----------------------------------------------------------------------------------------------------------------------------------
F22          General Conditions [English and Scottish]               ADV6/0196            Jan 1996
----------------------------------------------------------------------------------------------------------------------------------
F23          General Conditions [English and Scottish]               ADV6/1296            Dec 1996
----------------------------------------------------------------------------------------------------------------------------------
F24          General Conditions [English and Scottish]               ADV6/1097            Oct 1997
----------------------------------------------------------------------------------------------------------------------------------
F25          General Conditions [English and Scottish]               ADVB6/1297           Dec 1997
----------------------------------------------------------------------------------------------------------------------------------
F26          General Conditions [English and Scottish]               ADV6B/1297           Dec 1997
----------------------------------------------------------------------------------------------------------------------------------
F27          General Conditions [English and Scottish]               ADV6B/0198           Jan 1998
----------------------------------------------------------------------------------------------------------------------------------


                                      49

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
F28          General Conditions [English and Scottish]               ADV6B/0698           Jun 1996
----------------------------------------------------------------------------------------------------------------------------------
F29          General Conditions [English and Scottish]               ADV6B/0199           Jan 1999
----------------------------------------------------------------------------------------------------------------------------------
F30          General Conditions [English and Scottish]               ADV6/0699            Jun 1999
----------------------------------------------------------------------------------------------------------------------------------
F31          General Conditions [English and Scottish]               ADV6/0300            Mar 2000
----------------------------------------------------------------------------------------------------------------------------------
F32          Terms and Conditions [English and Scottish]             OBA1/0900            Sep 2000
----------------------------------------------------------------------------------------------------------------------------------
F33          Terms and Conditions [English and Scottish]             OBA1/0900            Sep 2000
----------------------------------------------------------------------------------------------------------------------------------
F34          Terms and Conditions [English and Scottish]             OBA1/0101            Jan 2001
----------------------------------------------------------------------------------------------------------------------------------
G            Mortgage Conditions/Building Society Rules
----------------------------------------------------------------------------------------------------------------------------------
G1           Rules of Northern Rock Building Society                 GEN 128/1.94         From 28 Apr 1992
----------------------------------------------------------------------------------------------------------------------------------
G2           Mortgage Conditions 1995                                ADV72 06/95          From Jun 1995
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
G3           Mortgage Conditions 1997                                ADV 72 08/97         From Aug 1997
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
G4           Mortgage Conditions 2001                                ADV 276 07/2001      From Oct 2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
G5           Mortgage Offer General Conditions [English and          ADV282/00701         Jul 2001
             Scottish]
----------------------------------------------------------------------------------------------------------------------------------
H            Occupiers Undertakings
----------------------------------------------------------------------------------------------------------------------------------
H1           Agreement and Undertaking                               scjh0404/stand       ?
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
H2           Agreement and Undertaking                               (LIF)LIFE30          From Aug 1997
             Northern Rock
----------------------------------------------------------------------------------------------------------------------------------
H3           Agreement and Undertaking                               st/peps              From Oct 1997
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
H4           Agreement and Undertaking                               JAGO3/0500           From May 2000
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
H5           Agreement and Undertaking                               UNDERTAKE June 2000  From June 2000
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
I            Miscellaneous Mortgage Documentation
----------------------------------------------------------------------------------------------------------------------------------
I1           Mortgage of Life Policy                                 SEC 16 /02.94        From Feb 1994
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
I2           Mortgage of Life Policy                                 SEC 16 /06.95        From Jun 1995
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
I3           Valuations and Surveys - hard to beat                   DEV 125              From 19 Jun 1995
             Northern Rock Building Society                          19.6.1995
----------------------------------------------------------------------------------------------------------------------------------
I4           Valuations and Surveys - hard to beat                   DEV 125              From 14 Aug 1995
             Northern Rock Building Society                          14.8.1995
----------------------------------------------------------------------------------------------------------------------------------
I5           Guarantors Confirmation (Existing Borrowers)            ADV 266.7/97         From Jul 1997
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
I6           Mortgage of Life Policy                                 SEC 16T /10.97       From Oct 1997
             Northern Rock Building Society/Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
I7           Mortgage of Life Policy                                 SEC 16 /10.97        From Oct 1997
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
I8           Guarantors Confirmation (Existing Borrowers)            ADV 266.10/97        From Oct 1997
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------


                                      50

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
I9           Guarantors Confirmation                                 ADV 265.10/97        From Oct 1997
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
I9(a)        Guarantors Confirmation                                 ADV 265.06/00        From Jun 2000
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
I10          Application for Transfer of Ownership of a Mortgaged    MA 31/10.97          From Oct 1997
             Property
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
I11          Notice of Assignment of Life Policy                     ADV 29 /11.99        From Nov 1999
----------------------------------------------------------------------------------------------------------------------------------
I12          Individual Savers Account (ISA) Policy Arrangements formJAGO2/0500           From May 2000
----------------------------------------------------------------------------------------------------------------------------------
I13          Application for Transfer of Ownership of a Mortgaged    MA 31/Feb.01         From Feb 2001
             Property
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
I14          Deed of Guarantee                                       SOL013 / July 2001   From Jul 2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
I15          Guarantors Confirmation                                 NRDGC 05/02          From May 2002 - This document is only
             Northern Rock plc                                                            used by Northern Rock Direct
----------------------------------------------------------------------------------------------------------------------------------
I16          Confirmation of Identity                                GASelfCert - Aug 2003From Aug 2003
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
I17          Release and Re-assignment of Life Policy [English And   SEC 51/10.97         1 Oct 1997
             Scottish]
----------------------------------------------------------------------------------------------------------------------------------
I18
             Valuations and Surveys                                  MAR 6/14054          Valid until further notice 08.03
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
J            Mortgage Origination and Completion - Solicitors/Other
             Third Party Documentation
----------------------------------------------------------------------------------------------------------------------------------
J1           Valuations and Surveys - Helping you ensure your home   DEV 125              From 1 Oct 1992
             is a solid investment                                   01.10.1992
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
J2           Report on Title and Funds Request (including            MA55 01/94           From Jan 1994
             Instructions to Solicitors/Licensed Conveyancers)
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
J3           Report on Title and Funds Request (including            MA55 /04.96          From Apr 1996
             Instructions to Solicitors/Licensed Conveyancers)
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
J4           Changes of Ownership in Mortgaged Property - Note to    ADV 54 /05.96        From May 1996
             Solicitors
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
J5           Report on Title and Funds Request (including            MA55 /01.97          From Jan 1997
             Instructions to Solicitors/Licensed Conveyancers)
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
J6           Changes of Ownership in Mortgaged Property - Note to    ADV 54 02.97         From Feb 1997
             Solicitors
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
J7           Changes of Ownership in Mortgaged Property - Note to    ADV 54 07.97         From Jul 1997
             Solicitors
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------


                                      51

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
J8           Report on Title and Funds Request (including            MA55 /10.97          From Oct 1997
             Instructions to Solicitors/Licensed Conveyancers)
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
J9           Changes of Ownership in Mortgaged Property - Note to    ADV 54 10.97         From Oct 1997
             Solicitors
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
J10          Valuations and Surveys - hard to beat                   MAR 6                From 1 Oct 1997
             Northern Rock plc                                       1.10.1997
----------------------------------------------------------------------------------------------------------------------------------
J11          Report and Valuation for Mortgages Purposes on behalf   ADV 155 10.97        From Oct 1997
             of Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
J12          Report and Valuation for Mortgages Purposes on behalf   ADV 179 10.97        From Oct 1997
             of Northern Rock plc - Sheet 2
----------------------------------------------------------------------------------------------------------------------------------
J13          Report and Valuation for Mortgages Purposes on behalf   ADV 267 10.97        From Oct 1997
             of Northern Rock plc - Sheet 2 in respect of loans
             exceeding (GBP)150,000
----------------------------------------------------------------------------------------------------------------------------------
J14          Report and Valuation for Mortgages Purposes on behalf   ADV 7a 10.97         From Oct 1997
             of Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
J15          Reinspection Report                                     ADV 76 10.97         From Oct 1997
             Northern Rock plc (2 versions)
----------------------------------------------------------------------------------------------------------------------------------
J16          Additional Advance Valuation Report                     ADV 127B 10.97       From Oct 1997
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
J17          Report and Valuation for Mortgages Purposes on behalf   ADV 155 12.98        From Dec 1998
             of Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
J18          Part 2 Instructions (in relation to the CML Lenders'                         Offers of Advance issued from 01 Jun
             Handbook for England & Wales)                                                2000[?]
----------------------------------------------------------------------------------------------------------------------------------
J19          Certificate of Title                                    JAGO4/0700           From Jul 2000
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
J20          Certificate of Title                                    COT/0700             From Jul 2000
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
J21          Part 2 Instructions (in relation to the CML Lenders'                         Offers of Advance issued from late
             Handbook for England & Wales)                                                Summer 2000[?]
----------------------------------------------------------------------------------------------------------------------------------
J22          Deeds Dematerialisation [Notice to solicitors]                               [From Apr 2000?]
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
J23          Valuations and Surveys - Property                       MAR 6/10550          From Oct 2000
             Northern Rock plc                                       Oct 2000
----------------------------------------------------------------------------------------------------------------------------------
J24          Changes of Ownership in Mortgaged Property - Note to    ADV 54 11/00         From Nov 2000
             Solicitors
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
J25          Certificate of Title (including Drawdown Loan           COT/0502             From May 2002
             Certificate)
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
J26          Valuations and Surveys - Property                       MAR 6/12661          From May 2002
             Northern Rock plc                                       May 2002
----------------------------------------------------------------------------------------------------------------------------------
J27          Report and Valuation for Mortgages Purposes on behalf   AL/SAS/267/  (500+)  From Sep 2002
             of Northern Rock plc - Sheet 2 in respect of loans      09.02
             exceeding (GBP)1,000,000
----------------------------------------------------------------------------------------------------------------------------------
J28          Certificates of Title                                   COT/1102             From Nov 2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------


                                      52

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
J29          Report and Valuation for Mortgage Purposes on behalf    ADV 155/07.03        From July 2003
             of Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
J30          Funds Release (Certificate of Title) for Rapid          N/A                  18 Jun 2001
             Remortgages with Multiple Clients

             [English And Scottish]
----------------------------------------------------------------------------------------------------------------------------------
J31          Part 2 - Name of Mortgage Lender (CML Mortgage          N/A                  1 Oct 2002
             Lender's Handbook for England and Wales)
----------------------------------------------------------------------------------------------------------------------------------
J32          Part 2 - Name of Mortgage Lender (CML Mortgage          N/A                  1 Nov 2002
             Lender's Handbook for England and Wales)
----------------------------------------------------------------------------------------------------------------------------------
J33          Part 2 - Name of Mortgage Lender (CML Mortgage          N/A                  13 Oct 2003
             Lender's Handbook for England and Wales)
----------------------------------------------------------------------------------------------------------------------------------
J34          Memo from D. Maughan to C Jobe re. Unsecured            N/A                  13 Nov 2003
             Business - Third Party Contracts (The Motley Fool)
----------------------------------------------------------------------------------------------------------------------------------
J35          Agreement between Northern Rock and The Motley Fool     N/A                  5 Nov 2003
             re. Media Service (Advertising)
----------------------------------------------------------------------------------------------------------------------------------
J36          Letter from Mortgage Next to Northern Rock re.          28 Aug 2003
----------------------------------------------------------------------------------------------------------------------------------
J37          Procuration Fee Approval Form in relation to            26 Nov 2003
             Moneyextra
----------------------------------------------------------------------------------------------------------------------------------
J38          Procuration Fee Approval Form in relation to            27 Nov 2003
             Traditional Intermediaries
----------------------------------------------------------------------------------------------------------------------------------
J39          Northern Rock Intermediary Registration Form            N/A                  N/A

----------------------------------------------------------------------------------------------------------------------------------
J40          Northern Rock Standard Form Intermediary Agreement      N/A                  N/A

----------------------------------------------------------------------------------------------------------------------------------
K            Completion Documentation
----------------------------------------------------------------------------------------------------------------------------------
K1           Schedule of Documents of Title                          SEC 28/11.94         From Nov 1994
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
K2           Schedule of Documents of Title                          SEC 28/01.96         From Jan 1996
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
K3           Schedule of Documents of Title                          SEC28 /10.97         From Oct 1997
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
K4           Schedule of Documents of Title                          SEC 28/01.96         From Jan 1996
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
K5           Schedule of Documents of Title                          SEC28 /10.97         From Oct 1997
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
K6           Schedule of Documents of Title                          JAGO1/0500           From May 2000
             Northern Rock plc                                       JAGO1B/0500
----------------------------------------------------------------------------------------------------------------------------------
K7           Deeds Schedule                                          SODT/0201            From Feb 2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------


                                      53

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
K8           Completion Advice                                       A146F -              Completions advices are in a flexible
             Northern Rock plc                                       representative       format - content is variable depending
                                                                     sample               upon circumstances of loan and product
                                                                                          applied for.  Permutations are vast and
                                                                                          it is impractical to maintain an
                                                                                          archive of each scenario.
----------------------------------------------------------------------------------------------------------------------------------
K9           Additional Advance Cheque Request                       ADV 133 01/94        From Jan 1994
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
K10          Re-Advance/Further Advance Receipt                      SEC 37 /10.97        From Oct 1997
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
K11          Additional Advance Funds Request                        ADV 271 /10.97       From Oct 1997
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
K12          Additional Advance Funds Request                        ADV 271 1/98         From Jan 1998
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
K13          Additional Advance Funds Request                        AAFR/0802            From Aug 2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
K14          Additional Advance Funds Request
----------------------------------------------------------------------------------------------------------------------------------
K15
             Certificate of Title                                    COT/0804
----------------------------------------------------------------------------------------------------------------------------------


                                   Part 2 Documents Used Only in the Origination of
                        Standard Fixed Rate, Standard Variable Rate, Cashback, Capped, Tracker,
                                CAT Standard, Discount and Discount for Life Mortgages

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
L            Mortgage Application Forms - General
----------------------------------------------------------------------------------------------------------------------------------
L1           Mortgage Application Form                               ADV 4. 05/95         From May 1995 to Mar 1996
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
L2           Mortgage Application Form                               ADV 4. 03/96         From Mar 1996 to Jul 1997
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
L3           Mortgage Application Form                               ADV 4. 07/97         From Jul 1997 to Oct 1997
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
L4           Mortgage Application Form                               ADV 4. 10/97         From Oct 1997 to Dec 1997
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
L5           Mortgage Application Form                               ADV 4. 12/97         From Dec 1997 to Mar 1998
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
L6           Mortgage Application Form                               ADV 4 DRTV 3/98      From Mar 1998 to Apr 1998
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
L7           Mortgage Application Form                               ADV 4. 4/98          From Apr 1998 to Jan 1999
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
L8           Mortgage Application Form                               ADV 4. 1/99          From Jan 1999 to Feb 2000
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
L9           Mortgage Application Form                               ADV 4. 2/00          From Feb 2000 to Jun 2000
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
L10          Mortgage Application Form                               ADV 4. 6/00          From Jun 2000 to Dec 2000
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------


                                      54

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
L11          Mortgage Application Form                               ADV4. 12/00          From Dec 2000 to Jan 2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
L12          Mortgage Application Form                               ADV4. 01/01          From Jan 2001 to May 2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
L13          Mortgage Application Form                               ADV4. 05/01          From May 2001 to Sept 2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
L14          Mortgage Application Form                               ADV4. 09/01          From Sept 2001 to Oct 2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
L15          Mortgage Application Form                               ADV4. 10/01          From Oct 2001 to Aug 2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
             NB From this point onwards the Mortgage Application
             Forms appear to also be used for the Together/Together
             Connections products.
----------------------------------------------------------------------------------------------------------------------------------
L16          Mortgage Application Form                               ADV4. 08.02          From Aug 2002 to Oct 2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
L17          Mortgage Application Form                               ADV4. 10.02          From Oct 2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
L18          Your Personal Quotation and Transfer Declaration for a  19 Sep 2002          (Sample re Mr and Mrs Kapke)
             Flexible Fixed Rate
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
L19          Your Personal Quotation and Transfer Declaration for a  19 Sep 2002          (Sample re Mr Mcparland and Miss Davis)
             Together Mortgage
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
L20          Mortgage Application Form                               ADV4.02.03           From Feb 2003
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
L21          Mortgage Application Form [Both English And Scottish]   ADV4. 04.03          Apr 2003

----------------------------------------------------------------------------------------------------------------------------------
M            Mortgage Application Forms - Northern Rock Direct
----------------------------------------------------------------------------------------------------------------------------------
M1           Your Direct Mortgage Application Form                   Dev 439 4/97         From Apr 1997 to Oct 1997
             Northern Rock Direct/Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
M2           Your Direct Mortgage Application Form                   MAR 17b 1.10.97      From Oct 1997 to Dec 1997
             Northern Rock Direct/Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
M3           Your Direct Mortgage Application Form                   MAR 17b 15.12.97     From Dec 1997 to May 1998
             Northern Rock Direct/Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
M4           Your Direct Mortgage Application Form                   MAR 124 31 May 1998  From May 1998 to ?
             Northern Rock Direct/Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
M5
             Home Equity Release Mortgage Application Form           MAR 327/560          7.2004
----------------------------------------------------------------------------------------------------------------------------------
N            Application Forms - Specialist
----------------------------------------------------------------------------------------------------------------------------------
N1           Secured Personal Loan Application Form                  ADV 31. 1/99         From Jan 1999
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
N2           Secured Personal Loan Application Form                  ADV031 (8.5.2000)    From May 2000
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
N3           Secured Personal Loan Application Form                  ADV031 (22.10.2001)  From Oct 2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
N4           Secured Personal Loan Application Form                  ADV031 (01.8.2002)   From Aug 2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------


                                      55

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
O            Special Conditions for Fixed Rate Mortgages (used with
             Offer of Advance)
----------------------------------------------------------------------------------------------------------------------------------
O1           5 year Fixed Rate Mortgage                              AY                   From 15 Jul 1997
----------------------------------------------------------------------------------------------------------------------------------
O2           5 year Fixed Rate Mortgage                              BA                   From 26 Jun 1997
----------------------------------------------------------------------------------------------------------------------------------
O3           5 year Fixed Rate Mortgage                              BH                   From 03 Sep 1997
----------------------------------------------------------------------------------------------------------------------------------
O4           5 year Fixed Rate Mortgage                              BQ                   From 17 Sep 1997
----------------------------------------------------------------------------------------------------------------------------------
O5           5 year Fixed Rate Mortgage                              BS                   From 01 Jan 1997
                                                                                          [Query date - should be Nov?]
----------------------------------------------------------------------------------------------------------------------------------
O6           5 year Fixed Rate Mortgage                              BT                   From 01 Nov 1997
                                                                                          [Other dates?]
----------------------------------------------------------------------------------------------------------------------------------
O7           5 year Fixed Rate Mortgage                              CF                   From 22 Jan 1998
----------------------------------------------------------------------------------------------------------------------------------
O8           5 year Fixed Rate Mortgage                              CJ                   From 01 Apr 1998
----------------------------------------------------------------------------------------------------------------------------------
O9           5 year Fixed Rate Mortgage                              CK                   From 01 Apr 1998
----------------------------------------------------------------------------------------------------------------------------------
O10          5 year Fixed Rate Mortgage                              CM                   From 06 May 1998
----------------------------------------------------------------------------------------------------------------------------------
O11          5 year Fixed Rate Mortgage                              CP                   From 17 Jun 1998
----------------------------------------------------------------------------------------------------------------------------------
O12          5 year Fixed Rate Mortgage                              CU                   From 01 Jul 1998
----------------------------------------------------------------------------------------------------------------------------------
O13          5 year Fixed Rate Mortgage                              CZ                   From 08 Aug 1998
----------------------------------------------------------------------------------------------------------------------------------
O14          5 year Fixed Rate Mortgage                              EA                   From 08 Aug 1998
----------------------------------------------------------------------------------------------------------------------------------
O15          5 year Fixed Rate Mortgage                              EU                   From 22 Jan 1999
----------------------------------------------------------------------------------------------------------------------------------
O16          5 year Fixed Rate Mortgage                              FD
----------------------------------------------------------------------------------------------------------------------------------
O17          5 year Fixed Rate Mortgage                              FL                   From 13 Mar 1999
----------------------------------------------------------------------------------------------------------------------------------
O18          5 year Fixed Rate Mortgage                              FM                   From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------------------------
O19          5 year Fixed Rate Mortgage                              FN                   From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------------------------
O20          5 year Fixed Rate Mortgage                              FP                   From 23 Apr 1999
----------------------------------------------------------------------------------------------------------------------------------
O21          5 year Fixed Rate Mortgage                              KZ                   From 29 Nov 1999
----------------------------------------------------------------------------------------------------------------------------------
O22          2 year Fixed Rate Mortgage                                                   From 9 Jan 2003
----------------------------------------------------------------------------------------------------------------------------------
O23          10 year Fixed Rate Mortgage                                                  from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------------------------
O24          15 year Fixed Rate Mortgage                                                  from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------------------------
O25          Guaranteed Repayment Mortgage 10 year Fixed Rate Mortgage                    from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------------------------
O26          Guaranteed Repayment Mortgage 15 year Fixed Rate Mortgage                    from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------------------------
O27          Help with Costs Special Condition Wording - for
             Guaranteed Repayment Mortgage 10 year Fixed Rate
             Mortgage (2 versions)
----------------------------------------------------------------------------------------------------------------------------------
O28          Help with Costs Special Condition Wording - for
             Guaranteed Repayment Mortgage 15 year Fixed Rate
             Mortgage (2 versions)
----------------------------------------------------------------------------------------------------------------------------------
O29          Help with Costs Special Condition Wording - for  10 year
             Fixed Rate (2 versions)
----------------------------------------------------------------------------------------------------------------------------------
O30          Help with Costs Special Condition Wording - for  15 year
             Fixed Rate (2 versions)
----------------------------------------------------------------------------------------------------------------------------------
P            Special Conditions for Variable Rate Mortgages (used
             with Offer of Advance)
----------------------------------------------------------------------------------------------------------------------------------
P1           Variable Rate Mortgage - Cashback                       6B                   From 30 Nov 1995
----------------------------------------------------------------------------------------------------------------------------------


                                      56

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
P2           Variable Rate Mortgage - Cashback without insurance     9B                   From 03 Jan 1996
----------------------------------------------------------------------------------------------------------------------------------
P3           Variable Rate Mortgage - Cashback without insurance     C5                   From 11 Aug 1997
                                                                                          [Query date - should be 1996?]
----------------------------------------------------------------------------------------------------------------------------------
P4           Variable Rate Mortgage - Cashback without insurance     C7                   From 02 Sep 1996
----------------------------------------------------------------------------------------------------------------------------------
P5           Variable Rate Mortgage - Cashback without insurance     C9                   From 02 Sep 1996
----------------------------------------------------------------------------------------------------------------------------------
P6           3 year Discounted Variable Rate Mortgage                J9 and J0            From 25 Jun 1998
                                                                                          [Other dates ?]
----------------------------------------------------------------------------------------------------------------------------------
P7           Variable Rate Mortgage - 5% Cashback                    P5                   From 25 Jun 1997
                                                                                          [Other dates ?]
----------------------------------------------------------------------------------------------------------------------------------
P8           Variable Rate Mortgage - 6% Cashback                    P6                   From 03 Sep 1997
                                                                                          [Other date ?]
----------------------------------------------------------------------------------------------------------------------------------
P9           Variable Rate Mortgage - Cashback                       7P and 8P            From 22 Jan 1998
----------------------------------------------------------------------------------------------------------------------------------
P10          3 year Discounted Variable Rate Mortgage                M1 to [M6 ?]         From 22 Jan 1998
----------------------------------------------------------------------------------------------------------------------------------
P11          Variable Rate Mortgage - Cashback                       S1 and S2            From 22 Jan 1998
----------------------------------------------------------------------------------------------------------------------------------
P12          3 year Discounted Variable Rate Mortgage                M7 and M8            From 01 Apr 1998
----------------------------------------------------------------------------------------------------------------------------------
P13          Variable Rate Mortgage - Cashback                       S4 and S5            From 06 May 1998
----------------------------------------------------------------------------------------------------------------------------------
P14          Variable Rate Mortgage - Cashback                       7S                   From 10 Jun 1996
----------------------------------------------------------------------------------------------------------------------------------
P15          Variable Rate Mortgage - Cashback                       3T                   From 07 Dec 1998
                                                                                          [Other date?]
----------------------------------------------------------------------------------------------------------------------------------
P16          Variable Rate Mortgage - Cashback                       6T and 7T            From 22 Jan 1999
                                                                                          [Other date?]
----------------------------------------------------------------------------------------------------------------------------------
P17          Variable Rate Mortgage - 8%/7% Cashback                 GB and GC            From 06 Mar 1999
----------------------------------------------------------------------------------------------------------------------------------
P18          Variable Rate Mortgage - 8% Cashback                    GF                   From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------------------------
P19          Variable Rate Mortgage - 7% Cashback                    GG                   From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------------------------
P20          Variable Rate Mortgage - 7% Cashback                    GH                   From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------------------------
P21          Variable Rate Mortgage - 6% Cashback                    GI                   From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------------------------
P22          Variable Rate Mortgage - 8% Cashback                    GT                   From 16 Jun 1999
----------------------------------------------------------------------------------------------------------------------------------
P23          Variable Rate Mortgage - 7% Cashback                    GU
----------------------------------------------------------------------------------------------------------------------------------
P24          Variable Rate Mortgage - 7% Cashback                    JG                   From 28 Jul 1999
----------------------------------------------------------------------------------------------------------------------------------
P25          Variable Rate Mortgage - 6% Cashback                    JN                   From 29 Aug 1999
----------------------------------------------------------------------------------------------------------------------------------
P26          Variable Rate Mortgage - 7% Cashback                    JQ                   From 29 Sep 1999
                                                                                          [Other dates?]
----------------------------------------------------------------------------------------------------------------------------------
P27          Variable Rate Mortgage - 6% Cashback                    JR                   From 29 Sep 1999
                                                                                          [Other dates?]
----------------------------------------------------------------------------------------------------------------------------------
P28          Variable Rate Mortgage - 5% Cashback                    JS                   From 29 Sep 1999
                                                                                          [Other dates?]
----------------------------------------------------------------------------------------------------------------------------------
P29          Variable Rate Mortgage - 7% Cashback                    JU                   From 04 Jan 2000
----------------------------------------------------------------------------------------------------------------------------------
P30          Variable Rate Mortgage 6% Cashback                                           From 9 Jan 2003
----------------------------------------------------------------------------------------------------------------------------------
Q            Special Conditions for Tracker, CAT Standard,
             Capped and Discount for Life Mortgages (used
             with Offer of Advance)
----------------------------------------------------------------------------------------------------------------------------------
Q1           Discount for Life Variable Rate Mortgage                X9 and X0
----------------------------------------------------------------------------------------------------------------------------------
Q2           Discount for Life Variable Rate Mortgage                1X and 2X
----------------------------------------------------------------------------------------------------------------------------------


                                      57

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
Q3           Discount for Life Variable Rate Mortgage                3X and 4X
----------------------------------------------------------------------------------------------------------------------------------
Q4           Discount for Life Variable Rate Mortgage                5X and 6X
----------------------------------------------------------------------------------------------------------------------------------
Q5           Discount for Life Variable Rate Mortgage                7X and 8X
----------------------------------------------------------------------------------------------------------------------------------
Q6           Capped Variable Rate Mortgage                           CB
----------------------------------------------------------------------------------------------------------------------------------
Q7           Discount for Life Variable Rate Mortgage                L1 and L2
----------------------------------------------------------------------------------------------------------------------------------
Q8           Discount for Life Variable Rate Mortgage                L3 and L4
----------------------------------------------------------------------------------------------------------------------------------
Q9           Discount for Life Variable Rate Mortgage                L5 and L6
----------------------------------------------------------------------------------------------------------------------------------
Q10          Discount for Life Variable Rate Mortgage                L7 and L8
----------------------------------------------------------------------------------------------------------------------------------
Q11          Discount for Life Variable Rate Mortgage                1L and 2L
----------------------------------------------------------------------------------------------------------------------------------
Q12          Discount for Life Variable Rate Mortgage                3L and 4L
----------------------------------------------------------------------------------------------------------------------------------
Q13          Discount for Life Variable Rate Mortgage                5L and 6L
----------------------------------------------------------------------------------------------------------------------------------
Q14          4 year Capped Variable Rate Mortgage                    EG
----------------------------------------------------------------------------------------------------------------------------------
Q15          4 year Capped Variable Rate Mortgage                    EF
----------------------------------------------------------------------------------------------------------------------------------
Q16          4 year Capped Variable Rate Mortgage                    ER
----------------------------------------------------------------------------------------------------------------------------------
Q17          Discount for Life Variable Rate Mortgage                8L
----------------------------------------------------------------------------------------------------------------------------------
Q18          4 year Capped Variable Rate Mortgage                    EQ
----------------------------------------------------------------------------------------------------------------------------------
Q19          4 year Capped Variable Rate Mortgage                    EQ
----------------------------------------------------------------------------------------------------------------------------------
Q20          Equity Release Capped Variable Rate Mortgage            YB
----------------------------------------------------------------------------------------------------------------------------------
Q21          5 year Capped Variable Rate Mortgage                    EY
----------------------------------------------------------------------------------------------------------------------------------
Q22          Discount for Life Variable Rate Mortgage                9L and 0L
----------------------------------------------------------------------------------------------------------------------------------
Q23          Discount for Life Variable Rate Mortgage                DX
----------------------------------------------------------------------------------------------------------------------------------
Q24          Discount for Life Variable Rate Mortgage                DY
----------------------------------------------------------------------------------------------------------------------------------
Q25          Discount for Life Variable Rate Mortgage                DX and DY
----------------------------------------------------------------------------------------------------------------------------------
Q26          Discount for Life Variable Rate Mortgage                HG
----------------------------------------------------------------------------------------------------------------------------------
Q27          Discount for Life Variable Rate Mortgage                HH
----------------------------------------------------------------------------------------------------------------------------------
Q28          Discount for Life Variable Rate Mortgage                HQ
----------------------------------------------------------------------------------------------------------------------------------
Q29          Discount for Life Variable Rate Mortgage                HV
----------------------------------------------------------------------------------------------------------------------------------
Q30          Tracker Variable Rate Mortgage                          YT
----------------------------------------------------------------------------------------------------------------------------------
Q31          Tracker Variable Rate Mortgage                          YU
----------------------------------------------------------------------------------------------------------------------------------
Q32          Tracker Variable Rate Mortgage                          YW
----------------------------------------------------------------------------------------------------------------------------------
Q33          Tracker Variable Rate Mortgage                          YX
----------------------------------------------------------------------------------------------------------------------------------
Q34          Discount for Life Variable Rate Mortgage                JP
----------------------------------------------------------------------------------------------------------------------------------
Q35          2 year Capped Variable Rate Mortgage                    MV
----------------------------------------------------------------------------------------------------------------------------------
Q36          2 year Capped Variable Rate Mortgage                    MW
----------------------------------------------------------------------------------------------------------------------------------
Q37          Discount for Life Variable Rate Mortgage                HR
----------------------------------------------------------------------------------------------------------------------------------
Q38          2 year Capped Variable Rate Mortgage                    EM
----------------------------------------------------------------------------------------------------------------------------------
Q39          CAT Standard Variable Mortgage                          [SJB/08/11/00]       [Query the reference]
----------------------------------------------------------------------------------------------------------------------------------
Q40          2 year Tracker Variable Rate Mortgage                   ER                   ?
----------------------------------------------------------------------------------------------------------------------------------
Q41          CAT Standard Variable Mortgage                                               from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------------------------
Q42          2 year Flexible Fixed (extending Early Repayment Charge)                     from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------------------------


                                      58

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
Q43          2 year Flexible Fixed (extending Early Repayment Charge                      from 9 Jan 2003
             - no Help with Costs option)
----------------------------------------------------------------------------------------------------------------------------------
Q44          2 year Flexible Fixed                                                        from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------------------------
Q45          2 year Flexible Fixed (no Help with Costs option)                            from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------------------------
Q46          3 year Flexible Fixed                                                        from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------------------------
Q47          5 year Flexible Fixed                                                        from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------------------------
Q48          Help with Costs Special Condition Wording (2 versions)
----------------------------------------------------------------------------------------------------------------------------------
R            Credit/Loan Agreements
----------------------------------------------------------------------------------------------------------------------------------
R1           Credit Agreement Regulated by the Consumer Credit Act   ACR1A/1097 on        From Oct 1997
             1974 - Flexible Plan                                    "Original"
             ("Original" and "Copy" versions each with Conditions    ACR1B/1097 on "Copy"
             on the reverse)                                         ACR1Z/1097 on
             Northern Rock plc                                       "Conditions"
             [Used for Flexible Plan Loans up to (GBP)25,000]
----------------------------------------------------------------------------------------------------------------------------------
R2           Copy of Proposed Agreement Containing Your Right to     ACR1Z/1097 on        From Oct 1997
             Withdraw - Flexible Plan                                "Conditions"
             (including Conditions on the reverse)
             Northern Rock plc
             [Used for Flexible Plan Loans up to (GBP)25,000]
----------------------------------------------------------------------------------------------------------------------------------
R3           Loan Agreement - Flexible Plan                          [ACR2A/1097 on       From Oct 1997
             (including Conditions on the reverse)                   "Original" /         [Check reference of "Original"]
             Northern Rock plc                                       "Copy"?]
             [Used for Flexible Plan Loans over (GBP)25,000]         ACR2Z/1097
                                                                     on "Conditions"
----------------------------------------------------------------------------------------------------------------------------------
R4           Credit Agreement Regulated by the Consumer Credit Act   ADV135 10/97 on      From Oct 1997
             1974 - Personal Secured Loan                            "Original" and
             ("Original" and "Copy" versions each with Conditions on "Copy"
             the reverse)                                            no ref on
             Northern Rock plc                                       "Conditions")
             [Used for Personal Secured Loans up to (GBP)25,000 -
             Variable Rate]
----------------------------------------------------------------------------------------------------------------------------------
R5           Copy of Proposed Credit Agreement Containing Notice of  ADV135 10/97 on      From Oct 1998
             Your Right to Withdraw - Personal Secured Loan          "Advance Copy"
             ("Advance Copy" version including Conditions on the     no ref on
             reverse)                                                "Conditions")
             Northern Rock plc
             [Used for Personal Secured Loans up to (GBP)25,000 -
             Variable Rate]
----------------------------------------------------------------------------------------------------------------------------------
R6           Credit Agreement Regulated by the Consumer Credit Act   ADV135 10/97 on      From Feb 1998
             1974 - Personal Secured Loan                            "Original" and
             ("Original" and "Copy" versions each with Conditions on "Copy"
             the reverse)                                            ADV135 /02.98 on
             Northern Rock plc                                       "Conditions")
             [Used for Personal Secured Loans up to (GBP)25,000 -
             Variable Rate]
----------------------------------------------------------------------------------------------------------------------------------


                                      59

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
R7           Credit Agreement Regulated by the Consumer Credit Act   MAR 126 6/98 on      From Jun 1998
             1974                                                    "Original" and
             ("Original" and "Copy" versions including Conditions on "Copy" no ref on
             the reverse)                                            "Conditions"
             Northern Rock plc
             [Used for Personal Secured Loans up to (GBP)25,000
             - Fixed Rate]
----------------------------------------------------------------------------------------------------------------------------------
R8           Copy of Proposed Credit Agreement Containing Notice of  MAR 126 6/98 on      From Jun 1998
             Your Right to Withdraw                                  "Advance Copy"
             ("Advance Copy" version including Conditions on the     no ref on
             reverse) Northern Rock plc                              "Conditions"
             [Used for Personal Secured Loans up to (GBP)25,000
             - Fixed Rate]
----------------------------------------------------------------------------------------------------------------------------------
R9           Copy of Proposed Agreement Containing Your Right to     ACR2A/1097 on        From Mar 2000
             Withdraw - Flexible Plan                                "Original"
             (including Conditions on the reverse)                   ACR2Z/0300 on
             Northern Rock plc                                       "Conditions"
             [Used for Flexible Plan Loans up to (GBP)25,000]
----------------------------------------------------------------------------------------------------------------------------------
R10          Credit Agreement Regulated by the Consumer Credit Act   MAR 126 4/00 on      From Apr 2000
             1974                                                    "Original" no ref
             ("Original" version including Conditions on the         on "Conditions"
             reverse) Northern Rock plc
             [Used for Personal Secured Loans up to (GBP)25,000
             - Fixed Rate]
----------------------------------------------------------------------------------------------------------------------------------
R11          Credit Agreement Regulated by the Consumer Credit Act   CA135A/0900 on       From Sep 2000
             1974                                                    "Original"
             ("Original" and "Copy" versions each with Conditions    CA135B/0900 on
             on the reverse)                                         "Copy"
             Northern Rock plc                                       CA135Z/0900 on
             [Used for Personal Secured Loans up to (GBP)25,000 -  "Conditions"
             Variable Rate]
----------------------------------------------------------------------------------------------------------------------------------
R12          Copy of Proposed Agreement Containing Notice of Your    CA135C/0900 on       From Sep 2000
             Right to Withdraw                                       "Advance Copy"
             ("Advance Copy" version with Conditions on the reverse) CA135Z/0900 on
             Northern Rock plc                                       "Conditions"
             [Used for Personal Secured Loans up to (GBP)25,000 -
             Variable Rate]
----------------------------------------------------------------------------------------------------------------------------------
R13          Credit Agreement Regulated by the Consumer Credit Act   CA126A/0900 on       From Sep 2000
             1974                                                    "Original"
             ("Original" and "Copy" versions each with Conditions on CA126B/0900 on
             the reverse)                                            "Copy"
             Northern Rock plc                                       CA126Z/0900 on
             [Used for Personal Secured Loans - Variable Rate]       "Conditions"
----------------------------------------------------------------------------------------------------------------------------------
R14          Copy of Proposed Agreement Containing Notice of Your    CA126C/0900 on       From Sep 2000
             Right to Withdraw                                       "Advance Copy"
             ("Advance Copy" version with Conditions on the reverse) CA126Z/0900 on
             Northern Rock plc                                       "Conditions"
             [Used for Personal Secured Loans - Variable Rate]
----------------------------------------------------------------------------------------------------------------------------------


                                      60

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
R15          Credit Agreement Regulated by the Consumer Credit Act   ACR1A/1000 on        From Oct 2000
             1974 - Flexible Plan                                    "Original"
             ("Original" and "Copy" versions each with Conditions on ACR1B/1097 on "Copy"
             the reverse)                                            ACR1Z/1097 on
             Northern Rock plc                                       "Conditions"
             [Used for Flexible Plan Loans up to (GBP)25,000]
----------------------------------------------------------------------------------------------------------------------------------
R16          Loan Agreement - Flexible Plan                          ACR2B/1000 on        From Oct 2000
             ("Original" version with Conditions on the reverse)     "Original"
             Northern Rock plc                                       ACR2Z/1000 on
             [Used for Flexible Plan Loans over (GBP)25,000]         "Conditions"
----------------------------------------------------------------------------------------------------------------------------------
R17          Loan Agreement - Flexible Plan                          ACR2C/1000 on        From Oct 2000
             ("Original" version with Conditions on the reverse)     "Original"
             Northern Rock plc                                       ACR2Z/1000 on
             [Used for Flexible Plan Loans over (GBP)25,000]         "Conditions"
----------------------------------------------------------------------------------------------------------------------------------
R18          Credit Agreement Regulated by the CCA 1974 (Personal    ADV13506/95          Jun 1995
             Secured Loans) (with Terms and Conditions attached)
----------------------------------------------------------------------------------------------------------------------------------
R19          Loan Agreement (Flexible Plan) (with Terms and          ADVCR2               Jul 1995
             Conditions attached)
----------------------------------------------------------------------------------------------------------------------------------
R20          Credit Agreement Regulated by the CCA 1974 (Flexible    ACR1 07/96           Jul 1996
             Plan) with Terms and Conditions Attached
----------------------------------------------------------------------------------------------------------------------------------
S            Mortgage Deeds - General
----------------------------------------------------------------------------------------------------------------------------------
S1           Mortgage Deed (HMLR filing ref MD 144 E)                SEC 8/11.93          From Nov 1993
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
S2           Mortgage Deed (HMLR filing ref MD 144 F)                SEC 8/06.95          From Jun 1995
             Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------------------------
S3           Mortgage Deed (HMLR filing ref MD542A)                  SEC 8T /08.97        From Aug 1997
             Northern Rock Building Society/Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
S4           Mortgage Deed (HMLR filing ref MD542A)                  SEC 8 /10.97         From Oct 1997
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
S5           Mortgage Deed (HMLR filing ref MD542B)                  SEC 8 /10.97         From Oct 1997
             Northern Rock plc [Old logo]
----------------------------------------------------------------------------------------------------------------------------------
S6           Mortgage Deed (HMLR filing ref MD542B)                  SEC 8 /10.97         From Oct 1997
             Northern Rock plc [New logo]
----------------------------------------------------------------------------------------------------------------------------------
S7           Mortgage Deed (HMLR filing ref MD691A)                  SEC 070 07/01        From July 2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
S8           Mortgage Deed - Standard (HMLR filing ref MD691D)       SOL 11 07/01         From July 2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
T            Mortgage Deeds - Specialist
----------------------------------------------------------------------------------------------------------------------------------
T1           Mortgage Deed (HMLR filing ref MD 144 G)                SEC 54/06/95         From Jun 1995
             Northern Rock Building Society
             [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------------------------


                                      61

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
T2           Mortgage Deed (relating to a Regulated Agreement under  SEC 52/06/95         From Jun 1995
             the Consumer Credit Act 1974)
             (HMLR filing ref MD 144 H) Northern Rock Building
             Society [Used for Flexible Plan CCA Loans]
----------------------------------------------------------------------------------------------------------------------------------
T3           Mortgage Deed (HMLR filing ref MD 144 J)                SEC 44/06/95         From Jun 1995
             Northern Rock Building Society
             [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------------------------
T4           Mortgage Deed (relating to a Regulated Agreement under  SEC 52. 10/97        From Oct 1997
             the Consumer Credit Act 1974)
             (HMLR filing ref MD 542 M)
             Northern Rock plc
             [Used for Flexible Plan CCA Loans]
----------------------------------------------------------------------------------------------------------------------------------
T5           Mortgage Deed (HMLR filing ref MD 542 L)                SEC 44. 10/97        From Oct 1997
             Northern Rock plc
             [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------------------------
T6           Mortgage Deed (HMLR filing ref 542 N)                   SEC 54. 10/97        From Oct 1997
             Northern Rock plc
             [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------------------------
T7           Deed of Variation of Mortgage and Receipt for Further   SEC 40. 10/97        From Oct 1997
             Advance (HMLR filing ref MD 542 P)
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
T8           Mortgage Deed (HMLR filing ref MD542 N)                 SEC 54. 04.98        From Apr 1998
             Northern Rock plc
             [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------------------------
T9           Mortgage Deed (relating to a Regulated Agreement under  SEC 52. 03/00        From Mar 2000
             the Consumer Credit Act 1974)
             (HMLR filing ref MD 542 M)
             Northern Rock plc
             [Used for Flexible Plan CCA Loans]
----------------------------------------------------------------------------------------------------------------------------------
T10          Mortgage Deed (HMLR filing ref MD 542L)                 MD2/0900 on cover    From Sep 2000
             Northern Rock plc                                       and MD2B/0900 on
             [Used for Flexible Plan - Non-CCA Loans]                reverse
----------------------------------------------------------------------------------------------------------------------------------
T11          Mortgage Deed (relating to a Regulated Agreement under  MD1/0900 on cover    From Sep 2000
             the Consumer Credit Act 1974)                           and MD1B/0900 on
             (HMLR filing ref MD 542 M)                              reverse
             Northern Rock plc
             [Used for Flexible Plan CCA Loans]
----------------------------------------------------------------------------------------------------------------------------------
T12          Mortgage Deed (HMLR filing ref MD 542 N)                MD3/0900             From Sep 2000
             Northern Rock plc
             [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------------------------
T13          Deed of Variation of Mortgage and Receipt for Further   SOL005 09/00         From Sep 2000.  Not used by further
             Advance (HMLR filing ref MD 542 X)                                           advance dept.  Used by product transfer
             Northern Rock plc                                                            dept. where borrower is switching produc
                                                                                          and increasing borrowing at same time
                                                                                          (only used on older forms of mortgage
                                                                                          conditions switching from annual rest
                                                                                          mortgage to a daily rest version).
----------------------------------------------------------------------------------------------------------------------------------


                                      62

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
T14          Deed of Variation of Mortgage and Receipt for Further   SOL008 09/00         From Sep 2000.  Not used by further
             Advance (HMLR filing ref MD 542 Y)                                           advance dept.  Used by product transfer
             Northern Rock plc                                                            dept. where borrower is switching produc
                                                                                          and increasing borrowing at same time
                                                                                          (only used on older forms of mortgage
                                                                                          conditions switching from annual rest
                                                                                          mortgage to a daily rest version).
----------------------------------------------------------------------------------------------------------------------------------
T15          Deed of Variation of Mortgage and Receipt for Further   SEC071 July 2001     From Jul 2001
             Loan (HMLR filing ref MD 691 B)
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
T16          Deed of Variation of Mortgage and Receipt for Further   SOL012/ July 2001    From Jul 2001
             Loan (With Guarantor) (HMLR filing ref MD 691 C)
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------


                                   Part 3 Documents Used Only in the Origination of
                                      Together and Together Connections Mortgages

----------------------------------------------------------------------------------------------------------------------------------
SABW         Document                                                Reference           Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
U            Brochures
----------------------------------------------------------------------------------------------------------------------------------
U1           [Picture of Two Forks on cover - 1] [Together]          MAR 172 2.99         From Feb 1999
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U2           [Picture of Two Forks on cover - 1] [Together]          MAR 189 3.99         From Mar 1999
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U3           [Picture of Two Forks on cover - 2] [Together]          MAR 237 14.6.99      From Jun 1999
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U4           together flexible - one loan one rate one call          MAR 272/9255         From Sep 1999
             [Together Flexible]                                     15.9.99
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U5           together flexible - one loan one rate one call          MAR 273/9255         From Sep 1999
             all of you need to know [Together Flexible]             15.9.99
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U6           take control of your money and get more out of life -   MAR 305/9511         From Dec 1999
             together [Together]                                     20.12.99
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U7           all you need to know - together [Together]              MAR 303/9511         From Dec 1999
             Northern Rock plc                                       20.12.99
----------------------------------------------------------------------------------------------------------------------------------
U8           together - a guide to costs [Together]                  MAR 174 2.99         From Feb 1999
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U9           [all you need to know - together] [Picture of           MAR 173 2.99         From Feb 1999
             intertwined flowers on cover] [Together]
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U10          together - a guide to costs [Together]                  MAR 190 3.99         From Mar 1999
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U11          [all you need to know - together] [Picture of           MAR 192 3.99         From Mar 1999
             intertwined flowers on cover] [Together]
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------


                                      63

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
U12          together - a guide to costs [Together]                  MAR 238 14.6.99      From Jun 1999
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U13          [all you need to know - together] [Picture of           MAR 239 16.6.99      From Jun 1999
             intertwined flowers on cover] [Together]
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U14          together - a guide to costs [Together]                  MAR 302/9511         From Dec 1999
             Northern Rock plc                                       20.12.99
----------------------------------------------------------------------------------------------------------------------------------
U15          together flexible - a guide to costs [Together          MAR 275/9255         From Sep 1999
             Flexible] Northern Rock plc                             15.9.99
----------------------------------------------------------------------------------------------------------------------------------
U16          together - variable at only 6.6.9%pa 7.6%APR            MAR 306/9657         From Jan 2000
                                                                     17.1.2000
----------------------------------------------------------------------------------------------------------------------------------
U17          What is it going to cost? [Together]                    MAR 302/9662         From Mar 2000
             Northern Rock plc                                       4.3.2000
----------------------------------------------------------------------------------------------------------------------------------
U18          How does it work? [Together]                            MAR 303/9662         From Mar 2000
             Northern Rock plc                                       4.3.2000
----------------------------------------------------------------------------------------------------------------------------------
U19          I want it all [Together]                                MAR 305/9662         From Mar 2000
             Northern Rock plc                                       4.3.2000
----------------------------------------------------------------------------------------------------------------------------------
U20          What is it going to cost? [Together]                    MAR 302/10028        From Apr 2000
             Northern Rock plc                                       27.4.2000
----------------------------------------------------------------------------------------------------------------------------------
U21          I want it all [Together]                                MAR 305/10028        From Apr 2000
             Northern Rock plc                                       27.4.2000
----------------------------------------------------------------------------------------------------------------------------------
U22          What is it going to cost? [Together]                    MAR 302/10329        From Aug 2000
             Northern Rock plc                                       4.8.2000
----------------------------------------------------------------------------------------------------------------------------------
U23          How does it work? [Together]                            MAR303/10141         From Aug 2000
             Northern Rock plc                                       4.8.2000
----------------------------------------------------------------------------------------------------------------------------------
U24          I want it all [Together]                                MAR 305/10328        From Aug 2000
             Northern Rock plc                                       4.8.2000
----------------------------------------------------------------------------------------------------------------------------------
U25          What is it going to cost? [Together]                    MAR 302/10521         From Oct 2000
             Northern Rock plc                                       2.10.2000
----------------------------------------------------------------------------------------------------------------------------------
U26          What is it going to cost? [Together]                    MAR 302/10715        From Nov 2000
             Northern Rock plc                                       22.11.2000
----------------------------------------------------------------------------------------------------------------------------------
U27          How does it work? [Together]                            MAR 303/10716        From Nov 2000
             Northern Rock plc                                       22.11.2000
----------------------------------------------------------------------------------------------------------------------------------
U28          I want it all [Together]                                MAR 305/10717        From Nov 2000
             Northern Rock plc                                       22.11.2000
----------------------------------------------------------------------------------------------------------------------------------
U29          I want it all [Together]                                MAR 305/10953        From Feb 2001
             Northern Rock plc                                       1.2.2001
----------------------------------------------------------------------------------------------------------------------------------
U30          What is it going to cost? [Together]                    MAR 302/10999        From Feb 2001
             Northern Rock plc                                       12.2.2001
----------------------------------------------------------------------------------------------------------------------------------
U31          How does it work? [Together]                            MAR 303/11069        From Mar 2001
             Northern Rock plc                                       1.3.2001
----------------------------------------------------------------------------------------------------------------------------------
U32          Together what is it going to cost? 6th April 2001       MAR 302 6.4.2001     From Apr 2001
             [Together]
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U33          I want it all [Together]                                MAR 305/11172        From Apr 2001
             Northern Rock plc                                       6.4.2001
----------------------------------------------------------------------------------------------------------------------------------
U34          What's it going to cost? [Together Connections]         MAR 418/10935        From May 2001
             Northern Rock plc                                       1.5.2001
----------------------------------------------------------------------------------------------------------------------------------


                                      64

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
U35          OK Shrink My Mortgage [Together Connections]            MAR 419/10935        From May 2001
             Northern Rock plc                                       1.5.2001
----------------------------------------------------------------------------------------------------------------------------------
U36          Together what is it going to cost? 10th May 2001        MAR 302 10.5.2001    From May 2001
             [Together]
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U37          What's it going to cost? [Together Connections]         MAR 418/11282        From May 2001
             Northern Rock plc                                       10.5.2001
----------------------------------------------------------------------------------------------------------------------------------
U38          How does it work? [Together]                            MAR 303/11290        From May 2001
             Northern Rock plc                                       10.5.2001
----------------------------------------------------------------------------------------------------------------------------------
U39          I want it all [Together]                                MAR 305/11289        From May 2001
             Northern Rock plc                                       10.5.2001
----------------------------------------------------------------------------------------------------------------------------------
U40          Now Things Get Really Interesting [Together             MAR 437/11251        From Jun 2001
             Connections]                                            01.6.2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U41          Together what is it going to cost? 22nd June 2001       MAR 302 22.6.2001    From Jun 2001
             [Together]
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U42          What's it going to cost? [Together Connections]         MAR 418/11457        From Jun 2001
             Northern Rock plc                                       22.6.2001
----------------------------------------------------------------------------------------------------------------------------------
U43          Together what is it going to cost? 2nd August 2001      MAR 302 2.8.2001     From Aug 2001
             [Together]
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U44          What's it going to cost? [Together Connections]         MAR 418/11593        From Aug 2001
             Northern Rock plc                                       2.8.2001
----------------------------------------------------------------------------------------------------------------------------------
U45          How does it work? [Together]                            MAR 303/11577        From Aug 2001
             Northern Rock plc                                       2.8.2001
----------------------------------------------------------------------------------------------------------------------------------
U46          OK Shrink My Mortgage [Together Connections]            MAR 419/11578        From Aug 2001
             Northern Rock plc                                       2.8.2001
----------------------------------------------------------------------------------------------------------------------------------
U47          I want it all [Together]                                MAR 305/11603        From Aug 2001
             Northern Rock plc                                       7.8.2001
----------------------------------------------------------------------------------------------------------------------------------
U48          Together what is it going to cost? 3rd September 2001   MAR 302 3.9.2001     From Sep 2001
             [Together]
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U49          What's it going to cost? [Together Connections]         MAR 418/11706        From Sep 2001
             Northern Rock plc                                       3.9.2001
----------------------------------------------------------------------------------------------------------------------------------
U50          How does it work? [Together]                            MAR 303/11756        From Sep 2001
             Northern Rock plc                                       10.9.2001
----------------------------------------------------------------------------------------------------------------------------------
U51          OK Shrink My Mortgage [Together Connections]            MAR 419/11758        From Sep 2001
             Northern Rock plc                                       10.9.2001
----------------------------------------------------------------------------------------------------------------------------------
U52          I want it all [Together]                                MAR 305/11756        From Sep 2001
             Northern Rock plc                                       10.9.2001
----------------------------------------------------------------------------------------------------------------------------------
U53          Together what is it going to cost? 19th September 2001  MAR 302 19.9.2001    From Sep 2001
             [Together]
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U54          What's it going to cost? [Together Connections]         MAR 418/11706        From Sep 2001
             Northern Rock plc                                       19.9.2001
----------------------------------------------------------------------------------------------------------------------------------
U55          Together what is it going to cost? 4th October 2001     MAR 302 4.10.2001    From Oct 2001
             [Together]
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------


                                      65

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
U56          What's it going to cost? [Together Connections]         MAR 418/11706        From Oct 2001
             Northern Rock plc                                       4.10.2001
----------------------------------------------------------------------------------------------------------------------------------
U57          Together what is it going to cost? 8th November 2001    MAR 302 8.11.2001    From Nov 2001
             [Together]
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U58          What's it going to cost? [Together Connections]         MAR 418/11706        From Nov 2001
             Northern Rock plc                                       8.11.2001
----------------------------------------------------------------------------------------------------------------------------------
U59          Together what is it going to cost? 5th December 2001    MAR 302 5.12.2001    From Dec 2001
             [Together]
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U60          What's it going to cost? [Together Connections]         MAR 418/11706        From Dec 2001
             Northern Rock plc                                       5.12.2001
----------------------------------------------------------------------------------------------------------------------------------
U61          How does it work? [Together]                            MAR 303/12190        From Jan 2002
             Northern Rock plc                                       8.1.2002
----------------------------------------------------------------------------------------------------------------------------------
U62          I need cash with my mortgage [Together]                 MAR 522/12343        From Mar 2002
                                                                     11.03.2002
----------------------------------------------------------------------------------------------------------------------------------
U63          Options for your together connections Mortgage          MAR 472/12369        From Mar 2002
             [Together Connections]                                  15.3.2002
----------------------------------------------------------------------------------------------------------------------------------
U64          Together - what's it going to cost [Together]           MAR 302 20.3.2002    From Mar 2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U65          Together - what's it going to cost [Together]           MAR 302 10.5.2002    From May 2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U66          Together - what's it going to cost [Together]           MAR 302 26.7.2002    From Jul 2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U67          Together - what's it going to cost [Together]           MAR 302 06.8.2002    From Aug 2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U68          i want to shrink my mortgage [Together Connections]     MAR 419/12891        From Aug 2002
             Northern Rock plc                                       30.8.2002
----------------------------------------------------------------------------------------------------------------------------------
U69          What's it going to cost? [Together Connections]         MAR 418/11706        From Aug 2002
             Northern Rock plc                                       30.8.2002
----------------------------------------------------------------------------------------------------------------------------------
U70          Together - what's it going to cost [Together]           MAR 302 30.8.2002    From Aug 2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U71          I need cash with my mortgage [Together]                 MAR 522/12892        From Aug 2002
                                                                     30.08.2002
----------------------------------------------------------------------------------------------------------------------------------
U72          What's it going to cost? [Together Connections]         MAR 418/11706        From Oct 2002
             Northern Rock plc                                       21.10.2002
----------------------------------------------------------------------------------------------------------------------------------
U73          Together - what's it going to cost [Together]           MAR 302 21.10.2002   From Oct 2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U74          What's it going to cost? [Together Connections]         MAR 418/11706        From Nov 2002
             Northern Rock plc                                       08.11.2002
----------------------------------------------------------------------------------------------------------------------------------
U75          Together - what's it going to cost [Together]           MAR 302 08.11.2002   From Nov 2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
U76          I want to shrink my mortgage                            MAR 625/13245        From 27 Nov 2002
             [Connections]
----------------------------------------------------------------------------------------------------------------------------------
U77          What's it going to cost?                                MAR 630/13245        From 27 Nov 2002
             [Connections]                                           27.11.2002
----------------------------------------------------------------------------------------------------------------------------------
U78          What's it going to cost?                                MAR 630/13499        From 10 Jan 2003
             [Connections]                                           10.01.2003
----------------------------------------------------------------------------------------------------------------------------------


                                      66

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
U79          Together - what's it going to cost [Together]           MAR 302              From 10 Jan 2003
             Northern Rock plc                                       10.01.2003
----------------------------------------------------------------------------------------------------------------------------------
U80          Together - what's it going to cost [Together]           MAR 302              From 8 Feb 2003
             Northern Rock plc                                       08.02.2003
----------------------------------------------------------------------------------------------------------------------------------
U81          I need cash with my mortgage [Together]                 MAR522/13728         Valid until further notice -
                                                                     1.5.2003             1.5.2003
----------------------------------------------------------------------------------------------------------------------------------
U82          What's it going to cost?                                MAR302/              Valid until further notice -
                                                                     8.8.2003             8.8.2003
----------------------------------------------------------------------------------------------------------------------------------
U83          I need cash with my mortgage                            MAR 522/13550        Valid until further notice
                                                                                          1 Mar 2003

----------------------------------------------------------------------------------------------------------------------------------
U84          What's it going to cost?                                MAR 302              Valid until further notice
                                                                                          9 Sep 2003
----------------------------------------------------------------------------------------------------------------------------------
U85          What's it going to cost?                                MAR 203              Valid until further notice
                                                                                          14 Oct 2003
----------------------------------------------------------------------------------------------------------------------------------
U86
             What's it going to cost?                                MAR 691              Valid until further notice
                                                                                          14 Oct 2003
----------------------------------------------------------------------------------------------------------------------------------
U87
             What's it going to cost?                                MAR 302              Valid until further notice
                                                                                          14 Oct 2003
----------------------------------------------------------------------------------------------------------------------------------
U88
             I need cash with my mortgage                            MAR 522/14518        Valid until further notice
                                                                                          1 Nov 2003
----------------------------------------------------------------------------------------------------------------------------------
U89
             What's it going to cost?                                MAR 302              Valid until further notice
                                                                                          17 Nov 2003
----------------------------------------------------------------------------------------------------------------------------------
U90
             What's it going to cost?                                MAR 302              Valid until further notice
                                                                                          09 Dec 2003
----------------------------------------------------------------------------------------------------------------------------------
U91
             What's it going to cost?                                MAR 302              Valid until further notice
                                                                                          17 Dec 2003
----------------------------------------------------------------------------------------------------------------------------------
U92
             What's it going to cost?                                MAR 302              Valid until further notice
                                                                                          20 Jan 2004
----------------------------------------------------------------------------------------------------------------------------------
U93
             I need cash with my mortgage                            MAR 522A/14812       Valid until further notice
                                                                                          20 Jan 2004
----------------------------------------------------------------------------------------------------------------------------------
U94
             What's it going to cost?                                MAR 302              Valid until further notice
                                                                                          16 Feb 2004
----------------------------------------------------------------------------------------------------------------------------------
U95
             What's it going to cost?                                MAR 691              Valid until further notice
                                                                                          09 Mar 2004
----------------------------------------------------------------------------------------------------------------------------------
U96
             What's it going to cost?                                MAR 302              Valid until further notice
                                                                                          25 Mar 2004
----------------------------------------------------------------------------------------------------------------------------------
U97
             What's it going to cost?                                MAR 693              Valid until further notice
                                                                                          25 Mar 2004
----------------------------------------------------------------------------------------------------------------------------------


                                      67

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
U98
             I need cash with my mortgage                            MAR 522/15006        Valid until further notice
                                                                                          16 Apr 2004
----------------------------------------------------------------------------------------------------------------------------------
U99
             What's it going to cost?                                MAR 691              Valid until further notice
                                                                                          12 May 2004
----------------------------------------------------------------------------------------------------------------------------------
U100
             What's it going to cost?                                MAR 691              Valid until further notice
                                                                                          2 June 2004
----------------------------------------------------------------------------------------------------------------------------------
U101
             What's it going to cost?                                MAR 302              Valid until further notice
                                                                                          2 June 2004
----------------------------------------------------------------------------------------------------------------------------------
U102
             What's it going to cost?                                MAR 691              Valid until further notice
                                                                                          22 June 2004
----------------------------------------------------------------------------------------------------------------------------------
U103
             What's it going to cost?                                MAR 691              Valid until further notice
                                                                                          09.07.04
----------------------------------------------------------------------------------------------------------------------------------
U104
             What's it going to cost?                                MAR 302              Valid until further notice
                                                                                          9 July 2004
----------------------------------------------------------------------------------------------------------------------------------
U105
             What's it going to cost?                                MAR 302              Valid until further notice
                                                                                          22 July 2004
----------------------------------------------------------------------------------------------------------------------------------
U106
             What's it going to cost?                                MAR 302              Valid until further notice
                                                                                          16 August 2004
----------------------------------------------------------------------------------------------------------------------------------
V            Mortgage Application Forms
----------------------------------------------------------------------------------------------------------------------------------
V1           Get It Together Application Form - Together             MAR176 2/99          From Feb 1999
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
V2           Get It Together Application Form - Together             MAR198 3/99          From Mar 1999
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
V3           Get It Together Application Form - Together             MAR242 6/99          From Jun 1999
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
V4           Get It Together Application Form - Together Flexible    MAR271/9255          From Sep 1999
             Northern Rock plc                                       and 9/99
----------------------------------------------------------------------------------------------------------------------------------
V5           Get It Together Application Form - Together             MAR304/9511          From Dec 1999
             Northern Rock plc                                       and 12/99
----------------------------------------------------------------------------------------------------------------------------------
V6           Get It Together Application Form                        MAR304. 6/00         From Jun 2000
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
             NB From Aug 2002 the Mortgage Application Forms from
             L16 appear to also be used for the Together/Together
             Connections products.
----------------------------------------------------------------------------------------------------------------------------------
W            Together Credit/Loan Agreements
----------------------------------------------------------------------------------------------------------------------------------
W1           Credit Agreement Regulated by the Consumer Credit Act   DDL1/0299 on         From Feb 1999
             1974 - Drawdown Loan -Original, First and Second Copies Original DDL2/0299
             (each with Terms and Conditions)                        on First Copy
             Northern Rock plc                                       DDL3/0299 on Second
             [Used for Together Flexible Loans up to (GBP)25,000]    Copy DDLB/0299 on
                                                                     Conditions
----------------------------------------------------------------------------------------------------------------------------------


                                      68

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
W2           Credit Agreement Regulated by the Consumer Credit Act   TFCA1/1099 on        From Oct 1999
             1974 - Drawdown Loan - Original, First Copy and Second  Original             [In conjunction with Together Flexible
             Copy (each with Terms and Conditions)                   TFCA2/1099 on        Mortgages.
             Northern Rock plc                                       First Copy
             [Used for Together Flexible Loans up to (GBP)25,000]    TFCA3/1099 on
                                                                     Second Copy
                                                                     TFCAB/1099 on
                                                                     Conditions
----------------------------------------------------------------------------------------------------------------------------------
W3           Credit Agreement Regulated by the Consumer Credit Act   TFIX1/0200 on        From Feb 2000
             1974 - Together Fixed - Original, First Copy and Second Original             [In conjunction with Together Fixed
             Copy (each with Terms and Conditions on reverse)        TFIX2/0200 on        First Mortgages.]
             Northern Rock plc                                       Copy TFIX3/0200
             [Used for Together Fixed Loans up to (GBP)25,000]       on Second Copy
                                                                     TFIXB/0200 on
                                                                     Conditions
----------------------------------------------------------------------------------------------------------------------------------
W4           Credit Agreement Regulated by the Consumer Credit Act   TVCA1/0200 on        From Feb 2000
             1974 - Together Variable - Original, First Copy and     Original             [In conjunction with Together Variable
             Second Copy (each with Terms and Conditions on reverse) TVCA2/0200 on        Mortgages.]
             Northern Rock plc                                       First Copy
             [Used for Together Variable Loans up to (GBP)25,000]    [TVCA3/0200?] on
                                                                     Second Copy
                                                                     TVCAB/0200 on
                                                                     Conditions
----------------------------------------------------------------------------------------------------------------------------------
W5           Credit Agreement Regulated by the Consumer Credit Act   TVCA1/0200 on        From Jan 2001
             1974 - Together Variable - Original, First Copy and     Original             [In conjunction with Together Variable
             Second Copy (each with Terms and Conditions on reverse) TVCA2/0200 on        Mortgages.]
             Northern Rock plc                                       First Copy
             [Used for Together Variable Loans up to (GBP)25,000]    [TVCA3/0200?] on
                                                                     Second Copy
                                                                     TVCAB/0101 on
                                                                     Conditions
----------------------------------------------------------------------------------------------------------------------------------
W6           Credit Agreement Regulated by the Consumer Credit Act   TVCA1/0200 on        From May 2001
             1974 - Together Variable - Original, First Copy and     Original             [In conjunction with Together Variable
             Second Copy (each with Terms and Conditions on reverse) TVCA2/0200 on        Mortgages.]
             Northern Rock plc                                       First Copy
             [Used for Together Variable Loans up to (GBP)25,000]    [TVCA3/0200?] on
                                                                     Second Copy
                                                                     TVCAB/0501 on
                                                                     Conditions
----------------------------------------------------------------------------------------------------------------------------------
W7           Credit Agreement Regulated by the Consumer Credit Act   TVCA1/0200 on        From Aug 2001
             1974 - Together Variable - Original, First Copy and     Original             [In conjunction with Together Variable
             Second Copy (each with Terms and Conditions on reverse) TVCA2/0200 on        Mortgages.]
             Northern Rock plc                                       First Copy
             [Used for Together Variable Loans up to (GBP)25,000]    [TVCA3/0200?] on
                                                                     Second Copy
                                                                     TVCAB/0801 on
                                                                     Conditions
----------------------------------------------------------------------------------------------------------------------------------


                                      69

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
W8           Credit Agreement Regulated by the Consumer Credit Act   TVCA1/0200 on        From Aug 2001
             1974 - Together Variable - Original, First Copy and     Original             [In conjunction with Together Variable
             Second Copy (each with Terms and Conditions on reverse) TVCA2/0200 on        Mortgages.]
             Northern Rock plc                                       First Copy
             [Used for Together Variable Loans up to (GBP)25,000]    [TVCA3/0200?] on
                                                                     Second Copy
                                                                     TVCAB/1001 on
                                                                     Conditions
----------------------------------------------------------------------------------------------------------------------------------
W9           Credit Agreement Regulated by the Consumer Credit Act   CATC/0502 on         From May 2002
             1974 - Drawdown Loan -Original, First and Second Copies Original, First
             (each with Terms and Conditions)                        Copy, Second Copy
             Northern Rock plc                                       and on Conditions
             [Used for Together Flexible Loans up to (GBP)25,000]
----------------------------------------------------------------------------------------------------------------------------------
W10          Credit Agreement Regulated by the Consumer Credit Act   ABTC/0802 on         From Aug 2002
             1974 - Together Fixed - Original, First Copy and Second Original, First      [In conjunction with Together Fixed
             Copy (each with Terms and Conditions on reverse)        Copy, Second Copy    Mortgages.]
             Northern Rock plc                                       and on Conditions
             [Used for Together Fixed Loans up to (GBP)25,000]
----------------------------------------------------------------------------------------------------------------------------------
W11          Credit Agreement Regulated by the Consumer Credit Act   TVCAB/0902 on        From Sep 2002
             1974 - Together Variable - Original, First Copy and     Original, First      [In conjunction with Together Variable
             Second Copy (each with Terms and Conditions on reverse) Copy, Second Copy    Mortgages.]
             Northern Rock plc                                       and on Conditions
             [Used for Together Variable Loans up to (GBP)25,000]
----------------------------------------------------------------------------------------------------------------------------------
W12          Credit Agreement Regulated by the Consumer Credit Act   03/02 on Original,   From Mar 2002
             1974 - Original, First Copy and Second Copy             First Copy and
             "MPU" Drawdown Loan Agreement                           Second Copy
             Northern Rock plc                                       CATC/0502 on
                                                                     Conditions
----------------------------------------------------------------------------------------------------------------------------------
W13          Credit Agreement Regulated by the Consumer Credit Act                        From Aug 2002
             1974 - Together Variable - Original, First Copy and
             Second Copy
             "MPU" Unsecured Loan Agreement
             Northern Rock plc
             [Incorporates "where applicable" Together Connection
             Conditions]
----------------------------------------------------------------------------------------------------------------------------------
W14          Credit Agreement Regulated by the Consumer Credit Act   TFWT/0703            From July 2003
             1974 - Together Fixed with Tracker - Original, First
             Copy, Second Copy and Terms and Conditions
             Northern Rock plc
             [New version of Together Credit Agreement for Fixed
             Rate with Follow on BOE Tracker - Product first
             introduced 25.7.03. Runs alongside existing Together
             (Variable & Fixed Rate versions) Credit Agreement]
----------------------------------------------------------------------------------------------------------------------------------


                                      70

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
X            Conditions for Together products
             (including Together Connection Options - eg Savings
             Account Applications/ Agreements etc)
----------------------------------------------------------------------------------------------------------------------------------
X1           Together Variable - Credit Card Application             [  ]                 From [   ]
             (with Terms and Conditions on reverse)                                       [In conjunction with Together Variable
             Northern Rock plc                                                            Mortgages.
----------------------------------------------------------------------------------------------------------------------------------
X2           Together Variable - Credit Card Application             CV4/1000             From Oct 2000
             (with Terms and Conditions on reverse)                                       [In conjunction with Together Variable
             Northern Rock plc                                                            Mortgages.
                                                                                          [REQUEST BETTER COPY]
----------------------------------------------------------------------------------------------------------------------------------
X3           Northern Rock Credit Card Application Form              MAR 151/M9C          From Mar 1999
             (with Terms and Conditions)                             22.3.99
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
X4           Together Connection Conditions                          MAR422 1.5.01        From Jan 2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
X5           Northern Rock Mortgage Credit Card                      [CCL/80A/2]          From Mar 2001
             (with Terms and Conditions on reverse)                  (CCL/ATA/2 15.3.2001
             Northern Rock plc                                       on Conditions)
----------------------------------------------------------------------------------------------------------------------------------
X6           together connections Save Direct Terms and Conditions   MAR 435/11676        From May 2001
                                                                     1.5.2001
----------------------------------------------------------------------------------------------------------------------------------
X7           together connections Current Account Terms and          MAR 436/11333        From May 2001
             Conditions                                              1.5.2001
----------------------------------------------------------------------------------------------------------------------------------
X8           Northern Rock Credit Card Application Form              MAR 341 9.7.2001     From Jul 2001
             (with Terms and Conditions on reverse)
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
X9           Options for Your together connection Mortgage           MAR 472/12369        From Mar 2002
             [leaflet]                                               15.3.2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
X10          Together Connection Conditions                          MAR 422 7.8.02       From Aug 2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
X10(a)       Together Connection Conditions                          MAR 631              From Nov 2002
             Northern Rock plc                                       27.11.02
----------------------------------------------------------------------------------------------------------------------------------
X11          Sample Special Conditions for Together Connections                           From 30 Aug 2002
             Mortgage (incorporating Doc X4 by reference)                                 (including New Mortgage Product
             Northern Rock plc                                                            Statement of Requirements memo)
----------------------------------------------------------------------------------------------------------------------------------
X12          Sample Special Conditions for Together Mortgage (5 Year                      From 30 Aug 2002
             Flexible Tracker Rate)                                                       (including New Mortgage Product
             Northern Rock plc                                                            Statement of Requirements memo)
----------------------------------------------------------------------------------------------------------------------------------
X13          Together Connection Savings Options Form                MAR 635/1.03         From Jan 2003
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
X14          Covering Letter to Borrower enclosing Together
             Connections Options Docs X9 and X13
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
X15          Sample Covering Letter to Borrower regarding            31 Oct 2002          Mr P Livingstone and Miss C M Bell (App
             Completion of a Together Connections Loan                                    No 10374507)
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------


                                      71

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
X16          Sample Special Conditions for Together Variable loans                        from 9 Jan 2003
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
X17          Sample Special Conditions for Together Connections                           from 9 Jan 2003
             mortgage loans - 5 year discounted tracker
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
X18          Sample Special Conditions for Together Fixed mortgage                        from 9 Jan 2003
             loans - 2, 3, 5 and 7 year fixed
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
X19          Sample Special Conditions for Together Exclusives Fixed                      from 9 Jan 2003
             mortgage loans - 2, 3, 5 and 7 year fixed
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
X20          Sample Special Conditions for Together Exclusives                            from 9 Jan 2003
             mortgage loans
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
X21          Connections Terms And Conditions                        MAR 633/14478        Valid until further notice
             Save Direct                                                                  1.1.2004
----------------------------------------------------------------------------------------------------------------------------------
X22          Connections Terms And Conditions                        MAR 634/14478        Valid until further notice
             Current Account                                                              1.1.2004
----------------------------------------------------------------------------------------------------------------------------------
Y            Mortgage Deeds
----------------------------------------------------------------------------------------------------------------------------------
Y1           Mortgage Deed (HMLR filing ref MD 542Q)                                      From Feb 1999
             Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------------------------
Y2           Mortgage Deed (HMLR filing ref MD 542T)                 SOL 1                From Oct 1999 ?
             Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------------------------
Y3           Mortgage Deed (HMLR filing ref MD542Q)                                       From Feb 1999
             Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------------------------
Y4           Mortgage Deed (HMLR filing ref MD542T)                  SOL 1                From Oct 1999
             Northern Rock plc [Together Flexible]
----------------------------------------------------------------------------------------------------------------------------------
Y5           Mortgage Deed (HMLR filing ref MD542T)                  SOL 1 08/00.         From Aug 2000
             Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------------------------
Y6           Mortgage Deed (HMLR filing ref MD542Z)                  SOL 1 02/01.         From Feb 2001
             Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------------------------
Z            Supplementary Instructions to Solicitors
----------------------------------------------------------------------------------------------------------------------------------
Z1           [Together Mortgage - Reminder of documents to be sent
             with Report on Title]
----------------------------------------------------------------------------------------------------------------------------------
Z2           [Notice - Unsecured funds not available for purchase    UE1/0700             From Jul 2000
             of property]
----------------------------------------------------------------------------------------------------------------------------------
Z3           "Together" Flexible Loan Drawdown Loan Agreement -
             Addendum to Instructions to Solicitors/Licensed
             Conveyancers
             (with Certificate of Solicitor/Licensed Conveyancer on
             reverse)
----------------------------------------------------------------------------------------------------------------------------------
Z4           "Together" Flexible Loan Drawdown Loan Agreement -      TFDA/0700            From Jul 2000
             Addendum to Instructions to Solicitors/Licensed
             Conveyancers
             (with Certificate of Solicitor/Licensed Conveyancer on
             reverse)
----------------------------------------------------------------------------------------------------------------------------------


                                      72

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
Z5           "Together" Loan Drawdown Loan Agreement - Addendum to   TFDA/0501            From May 2001
             Instructions to Solicitors/Licensed Conveyancers
             (with Certificate of Solicitor/Licensed Conveyancer on
             reverse)
----------------------------------------------------------------------------------------------------------------------------------
Z6           Loan Drawdown Loan Agreement - Addendum to              A2S/0502             From May 2002
             Instructions to Solicitors/Licensed Conveyancers
             (refers to Together Connections Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
Z7           Drawdown Loan Agreement - Addendum to Instructions to   A2S/0702             From Jul 2002
             Solicitors/Licensed Conveyancers
             (refers to Together Connections Mortgages)
----------------------------------------------------------------------------------------------------------------------------------


                                      73





                                                 Part 5 Personal Loans

----------------------------------------------------------------------------------------------------------------------------------
SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
AA           Personal Loans
----------------------------------------------------------------------------------------------------------------------------------
AA1          Personal Loans - An Introduction                        DEV 376              From 1 Apr 1996
             Northern Rock Building Society                          01.4.1996
----------------------------------------------------------------------------------------------------------------------------------
AA2          Secured Personal Loans - An Introduction                DEV 456              From 1 Jul 1997
             Northern Rock Building Society                          01.7.1997
----------------------------------------------------------------------------------------------------------------------------------
AA3          NOT USED
----------------------------------------------------------------------------------------------------------------------------------
AA4          Secured Personal Loans - An Introduction                MAR 3                From 1 Oct 1997
             Northern Rock plc                                       01.10.1997
----------------------------------------------------------------------------------------------------------------------------------
AA5          Secured Personal Loans - An Introduction                MAR 3                From 15 Dec 1997
             Northern Rock plc                                       15.12.1997
----------------------------------------------------------------------------------------------------------------------------------
AA6          Secured Personal Loans - An Introduction                MAR 3                From 12 Feb 1998
             Northern Rock plc                                       12.2.1998
----------------------------------------------------------------------------------------------------------------------------------
AA7          Secured Personal Loans - An Introduction                MAR 3/8208           From 1 Jun 1998
             Northern Rock plc                                       01.06.1998
----------------------------------------------------------------------------------------------------------------------------------
AA8          Secured Personal Loans - An Introduction                MAR 3/9195           From 20 Aug 1999
             Northern Rock plc                                       20.8.1999
----------------------------------------------------------------------------------------------------------------------------------
AA9          Give me the Facts - Secured Loans Explained             MAR 3/9668           From 4 Mar 2000
             Northern Rock plc                                       04.3.2000
----------------------------------------------------------------------------------------------------------------------------------
AA10         Give me the Facts - Secured Loans Explained             MAR 3/11279          From 10 May 2001
             Northern Rock plc                                       10.5.2001
----------------------------------------------------------------------------------------------------------------------------------
AA11         Secured Loans Explained                                 MAR 3/12506          From 4 May 2002
             Northern Rock plc                                       04.5.2002
----------------------------------------------------------------------------------------------------------------------------------
AA12         We can fix it - A Secured Personal Loan                 MAR 124/8813         From 1 Jun 1998
             Northern Rock plc                                       01.6.1998
----------------------------------------------------------------------------------------------------------------------------------
AA13         We can fix it - A Secured Personal Loan                 MAR 125/8664         From 22 Jan 1999
             Northern Rock plc                                       22.1.1999
----------------------------------------------------------------------------------------------------------------------------------
AA14         We can fix it - A Secured Personal Loan                 MAR 125/9459         From 1 Nov 1999
             Northern Rock plc                                       01.11.1999
----------------------------------------------------------------------------------------------------------------------------------
AA15         We can fix it - A Secured Personal Loan                 MAR 125/9714         From 17 Jan 2000
             Northern Rock plc                                       17.1.2000
----------------------------------------------------------------------------------------------------------------------------------
AA16         Let Me Plan Ahead - Secured Loans with a Fixed Rate     MAR 125/11038        From 21 Feb 2001
             Northern Rock plc                                       21.2.2001
----------------------------------------------------------------------------------------------------------------------------------
AA17         Let Me Plan Ahead - Secured Loans with a Fixed Rate     MAR 125/11216        From 6 Apr 2001
             Northern Rock plc                                       06.4.2001
----------------------------------------------------------------------------------------------------------------------------------
AA18         Let Me Plan Ahead - Secured Loans with a Fixed Rate     MAR 125/11815        From 19 Sept 2001
             Northern Rock plc                                       19.9.2001
----------------------------------------------------------------------------------------------------------------------------------
AA19         I Want to Plan Ahead - Secured Loans with a Fixed Rate  MAR 125/12507        From May 2002
             Northern Rock plc                                       May 2002
----------------------------------------------------------------------------------------------------------------------------------
AA20         Secured Personal Loans - A guide to costs               DEV 220              From 14 Jul 1995
             Northern Rock Building Society                          14.7.1995
----------------------------------------------------------------------------------------------------------------------------------
AA21         Secured Personal Loans - A guide to costs               DEV 220              From 16 Oct 1995
             Northern Rock Building Society                          16.10.1995
----------------------------------------------------------------------------------------------------------------------------------


                                      74

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
AA22         Secured Personal Loans - A guide to costs               DEV 220              From 28 Nov 1995
             Northern Rock Building Society                          28.11.1995
----------------------------------------------------------------------------------------------------------------------------------
AA23         Secured Personal Loans - A guide to costs               DEV 220              From 15 Feb 1995
             Northern Rock Building Society                          15.2.1996
----------------------------------------------------------------------------------------------------------------------------------
AA24         Secured Personal Loans - A guide to costs               DEV 376              From 1 Apr 1996
             Northern Rock Building Society                          01.4.1996
----------------------------------------------------------------------------------------------------------------------------------
AA25         Secured Personal Loans - A guide to costs               DEV 377              From 22 Apr 1996
             Northern Rock Building Society                          22.4.1996
----------------------------------------------------------------------------------------------------------------------------------
AA26         Secured Personal Loans - A guide to costs               DEV 377              From 25 Aug 1996
             Northern Rock Building Society                          25.8.1996
----------------------------------------------------------------------------------------------------------------------------------
AA27         Secured Personal Loans - A guide to costs               DEV 377              From 23 Oct 1996
             Northern Rock Building Society                          23.10.1996
----------------------------------------------------------------------------------------------------------------------------------
AA28         Secured Personal Loans - A guide to costs               DEV 377              From 3 Jan 1997
             Northern Rock Building Society                          03.1.1997
----------------------------------------------------------------------------------------------------------------------------------
AA29         Secured Personal Loans - A guide to costs               DEV 377              From 1 Mar 1997
             Northern Rock Building Society                          01.3.1997
----------------------------------------------------------------------------------------------------------------------------------
AA30         Secured Personal Loans - A guide to costs               DEV 377              From 7 Apr 1997
             Northern Rock Building Society                          07.4.1997
----------------------------------------------------------------------------------------------------------------------------------
AA31         Secured Personal Loans - A guide to costs               DEV 377              From 1 May 1997
             Northern Rock Building Society                          01.5.1997
----------------------------------------------------------------------------------------------------------------------------------
AA32         Secured Personal Loans - A guide to costs               DEV 457              From 23 Jul 1997
             Northern Rock Building Society                          23.7.1997
----------------------------------------------------------------------------------------------------------------------------------
AA33         Secured Personal Loans - A guide to costs               DEV 457              From 18 Aug 1997
             Northern Rock plc                                       18.8.1997
----------------------------------------------------------------------------------------------------------------------------------
AA34         Secured Personal Loans - A guide to costs               MAR 4                From 1 Oct 1997
             Northern Rock plc                                       01.10.1997
----------------------------------------------------------------------------------------------------------------------------------
AA35         Secured Personal Loans - A guide to costs               MAR 4                From 1 Dec 1997
             Northern Rock plc                                       01.12.1997
----------------------------------------------------------------------------------------------------------------------------------
AA36         Secured Personal Loans - A guide to costs               MAR 4/8208           From 1 Jun 1998
             Northern Rock plc                                       01.6.1998
----------------------------------------------------------------------------------------------------------------------------------
AA37         Secured Personal Loans - A guide to costs               MAR 4/8267           From 3 Jul 1998
             Northern Rock plc                                       03.7.1998
----------------------------------------------------------------------------------------------------------------------------------
AA38         Secured Personal Loans - A guide to costs               MAR 4/8748           From 1 Jan 1999
             Northern Rock plc                                       01.2.1999
----------------------------------------------------------------------------------------------------------------------------------
AA39         Secured Personal Loans - A guide to costs               MAR 4/9155           From 24 Jul 1999
             Northern Rock plc                                       24.7.1999
----------------------------------------------------------------------------------------------------------------------------------
AA40         Secured Personal Loans - A guide to costs               MAR 4/9358           From 1 Oct 1999
             Northern Rock plc                                       01.10.1999
----------------------------------------------------------------------------------------------------------------------------------
AA41         Secured Personal Loans - A guide to costs               MAR 4/9680           From 5 Feb 2000
             Northern Rock plc                                       05.2.2000
----------------------------------------------------------------------------------------------------------------------------------
AA42         Give me the figures - Secured Loan Costs in Black and   MAR 4/9668           From 4 Mar 2000
             White                                                   04.3.2000
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
AA43         Give me the figures - Secured Loan Costs in Black and   MAR 4/11007          From 3 Mar 2001
             White                                                   03.3.2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
AA44         Give me the figures - Secured Loan Costs in Black and   MAR 4/11138          From 1 May 2001
             White                                                   01.5.2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------


                                      75

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
AA45         Give me the figures - Secured Loan Costs in Black and   MAR 4/11313          From 10 May 2001
             White                                                   10.5.2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
AA46         Give me the figures - Secured Loan Costs in Black and   MAR 4/11619          From 1 Sept 2001
             White                                                   01.9.2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
AA47         Give me the figures - Secured Loan Costs in Black and   MAR 4/11814          From 6 Oct 2001
             White                                                   06.10.2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
AA48         Give me the figures - Secured Loan Costs in Black and   MAR 4/12015          From 8 Nov 2001
             White                                                   08.11.2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
AA49         Give me the figures - Secured Loan Costs in Black and   MAR 4/12449          From 1 Dec 2001
             White                                                   01.12.2001
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
AA50         Secured Loans - Costs in Black and White                MAR4/13517           Valid until further notice
             Northern Rock plc                                       8.2.03               8.2.03
----------------------------------------------------------------------------------------------------------------------------------
AA51         Secured Personal Loans - A guide to costs.              Dev. 220             Valid until further notice
                                                                                          1 Jan 95
----------------------------------------------------------------------------------------------------------------------------------
AA52         Flexible borrowing on your mortgage - Secured Personal  Dev. 182             Valid until further notice
             Loans. The Flexible Plan                                                     1 Jan 95
----------------------------------------------------------------------------------------------------------------------------------
AA53         Borrowing a fixed amount on your mortgage - Secured     Dev. 181             Valid until further notice
             Personal Loans. The Fixed Sum Plan                                           1 Jan 95
----------------------------------------------------------------------------------------------------------------------------------
AA54         Secured Personal Loans - A guide to costs               Dev. 220             Valid until further notice
                                                                                          12 Jun 95
----------------------------------------------------------------------------------------------------------------------------------
AA55         Secured Personal Loans - The Flexible Plan              Dev. 182             Valid until further notice
                                                                                          12 Jun 95
----------------------------------------------------------------------------------------------------------------------------------
AA56         Secured Personal Loans - The Fixed Sum Plan - Hard to   Dev. 181             Valid until further notice
             Beat                                                                         12 Jun 95
----------------------------------------------------------------------------------------------------------------------------------
AA57         Secured Personal Loans - The Fixed Sum Plan - Hard to   Dev. 181             Valid until further notice
             Beat                                                                         28 Nov 95
----------------------------------------------------------------------------------------------------------------------------------
AA58         Deed of Variation of Mortgage and Receipt for Further   SEC40/10.97          Oct 1997
             Advance
----------------------------------------------------------------------------------------------------------------------------------
AA59         Deed of Variation of Security and Receipt for Further   ADV152./10.97        Oct 1997
             Advance
----------------------------------------------------------------------------------------------------------------------------------
AA60         Receipt for Further Advance                             ADV60./10.97         Oct 1997
----------------------------------------------------------------------------------------------------------------------------------
AA61         Report on Title (Scotland)                              ADV268./10.97        Oct 1997
----------------------------------------------------------------------------------------------------------------------------------


                                      76

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
AA62         Standard Security                                       SEC53/10.97          Oct 1997
----------------------------------------------------------------------------------------------------------------------------------
AA58         Secured Personal Loans - A guide to costs -             MAR 4/8748           Valid until further notice
             Hard to Beat                                                                 1 Feb 99
----------------------------------------------------------------------------------------------------------------------------------
AA59         Mortgage Deed (Flexible Plan) - 3 Copies                MD1/0900             Sep 2000
----------------------------------------------------------------------------------------------------------------------------------
AA60         Mortgage Deed (Flexible Plan) - 3 Copies                MD3/0900             Sep 2000
----------------------------------------------------------------------------------------------------------------------------------
AA61         Changes in Ownership of Mortgaged Property              ADV54.11/00          Nov 2000
----------------------------------------------------------------------------------------------------------------------------------
AA62         Pay Safe - Payment Protection                           MAR8/11165           Valid until further notice

                                                                                          1 May 2001
----------------------------------------------------------------------------------------------------------------------------------
AA63         Re-Advance/Further Advance Receipt                      SEC37/07.01          Jul 2001
----------------------------------------------------------------------------------------------------------------------------------
AA64         The Mortgage Code - You and your mortgage               03/02                Mar 2002
----------------------------------------------------------------------------------------------------------------------------------
AA65         I want to plan ahead - Secured Loans with a Fixed Rate  MAR125/12507         Valid until further notice

                                                                                          4 May 2002
----------------------------------------------------------------------------------------------------------------------------------
AA66         Tell a Friend about our Mortgages and (GBP)50 could     MAR507/12836         Valid until further notice
             be yours
                                                                                          Jul  2002
----------------------------------------------------------------------------------------------------------------------------------
AA67         Insurance - I need you to be there sometimes            MAR389/12950         Valid until further notice

                                                                                          Sep 2002
----------------------------------------------------------------------------------------------------------------------------------
AA68         Loan Agreement (Flexible Plan) - 3 Copies               ACR2Z/0103           Jan 2003
                                                                     (ACR2A/1000,
                                                                     ACR2B/1000,
                                                                     ACR2C/1000)
----------------------------------------------------------------------------------------------------------------------------------
AA69         Credit Agreement Regulated by the Consumer Credit Act   ACR1Z/0103           Jan 2003
             1974 (Flexible Plan) - 3 Copies                         (ACR1A/1000,
                                                                     ACR1B/1000,
                                                                     ACR1C/1000)
----------------------------------------------------------------------------------------------------------------------------------
AA70         Credit Agreement Regulated by Consumer Credit Act 1974  ACR3Z/0103           Jan 2003
             - 3 Copies
----------------------------------------------------------------------------------------------------------------------------------
AA71         Secured Loans Explained                                 MAR3/13518           Valid until further notice

                                                                                          7 Feb 2003
----------------------------------------------------------------------------------------------------------------------------------
AA72         Credit Agreement Regulated by the Consumer Credit Act   MD1/0900             19 Feb 2003
             1974 (Omiga Flexible Plan) + Mortgage Deed
----------------------------------------------------------------------------------------------------------------------------------
AA73         Credit Agreement Regulated by the Consumer Credit Act   SEC 54/04.98         19 Feb 2003
             1974 (Omiga PSL Base) + Mortgage Deed
----------------------------------------------------------------------------------------------------------------------------------
AA74         Credit Agreement Regulated by the Consumer Credit Act   SEC54/04.98          19 Feb 2003
             1974 (Omiga PSL Fixed) + Mortgage Deed
----------------------------------------------------------------------------------------------------------------------------------
AA75         Secured Loans - Costs in Black and White                MAR 4/14011          Valid until further notice
                                                                                          14 Jul 03
----------------------------------------------------------------------------------------------------------------------------------
AA76         Pro-forma Letter from A Gadomski to Customer re.        (PLN)/PERS01/AG/*
             Personal Secured Loan

----------------------------------------------------------------------------------------------------------------------------------
AA77         Pro-forma Letter from A Gadomski to                     (PLN)/PERS02/AG/*
             Customer re. Loan Documents for
             Signature
----------------------------------------------------------------------------------------------------------------------------------
AA76         Pro-forma Letter from A Gadomski to Customer re.        (PLN)/PERS01/AG/*
             Personal Secured Loan
----------------------------------------------------------------------------------------------------------------------------------
AA77         Pro-forma Letter from A Gadomski to Customer re. Loan   (PLN)/PERS02/AG/*
             Documents for Signature
----------------------------------------------------------------------------------------------------------------------------------


                                      77

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
AA78         Pro-forma Letter from A Gadomski to Customer re.        (PLN)/PERS03/AG/*
             Personal Secured Loan
----------------------------------------------------------------------------------------------------------------------------------
AA79         Pro-forma Letter from A Gadomski  re. Further Advance   (PLN)/PERS04/AG/*
----------------------------------------------------------------------------------------------------------------------------------
AA80         Form attached to (PLN)/PERS04/AG/*                      (PLN)/PERS05/AG/*
----------------------------------------------------------------------------------------------------------------------------------
AA81         Pro-forma Letter from A Gadomski re. Personal Secured   (PLN)/PERS06/AG/*
             Loan
----------------------------------------------------------------------------------------------------------------------------------
AA82         Pro-forma Letter from A Gadomski  re. Personal Secured  (PLN)/PERS06RA/AG/*
             Loan
----------------------------------------------------------------------------------------------------------------------------------
AA83         Pro-forma Letter from A Gadomski re. Personal Secured   (PLN)/PERS07/AG/*
             Loan
----------------------------------------------------------------------------------------------------------------------------------
AA84         Pro-forma Letter from A Gadomski  re. Postponement of   (PLN)/PERS08/AG/*
             Second Charge
----------------------------------------------------------------------------------------------------------------------------------
AA85         Pro-forma Deed of Postponement                          (PLN)/PERS09
----------------------------------------------------------------------------------------------------------------------------------
AA86         Pro-forma Deed of Postponement                          (PLN)/PERS10
----------------------------------------------------------------------------------------------------------------------------------
AA87         Pro-forma Deed of Postponement                          (PLN)/PERS10A
----------------------------------------------------------------------------------------------------------------------------------
AA88         Pro-forma Letter from A Gadomski re. Repayment of Loan  (PLN)/PERS11/AG/*
----------------------------------------------------------------------------------------------------------------------------------
AA89         Pro-forma Letter from A Gadomski  re. Repayment of Loan (PLN)/PERS11A/AG/*
----------------------------------------------------------------------------------------------------------------------------------
AA90         Pro-forma Letter from A Gadomski re. Application for    (PLN)/PERS12/AG/*
             Personal Secured Loan
----------------------------------------------------------------------------------------------------------------------------------
AA91         Mortgage Deed (Relating to a Regulated Agreement under  MD2/0900 and
             the Consumer Credit Act 1974) - Original + 2 Copies     MD2B/0900
----------------------------------------------------------------------------------------------------------------------------------
AA92         Credit Agreement regulated by the Consumer Credit Act   CA127Z/0900
             1974 - Original + 2 Copies
----------------------------------------------------------------------------------------------------------------------------------
AA93         Credit Agreement Regulated by the Consumer Credit Act   CA126Z/0103
             1974 - Original + 2 Copies
----------------------------------------------------------------------------------------------------------------------------------
AA94         Credit Agreement Regulated by the Consumer Credit Act   CA138Z/0900
             1974 - Original + 2 Copies
----------------------------------------------------------------------------------------------------------------------------------
AA95         Credit Agreement Regulated by the Consumer Credit Act   CA125Z/0102
             1974 - Original + 2 Copies
----------------------------------------------------------------------------------------------------------------------------------
AA96         Re-Advance/Further Advance Receipt (Omiga Further
             Advance)
----------------------------------------------------------------------------------------------------------------------------------


                                      78

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
AA97         Deed of Variation of Mortgage and Receipt for Further
             Advance (Omiga Further Advance)
----------------------------------------------------------------------------------------------------------------------------------
AA98         English Flexible Plan Paragraphs
----------------------------------------------------------------------------------------------------------------------------------
AA99         English PSL Paragraphs
----------------------------------------------------------------------------------------------------------------------------------
AA100        Further Advance Paragraphs
----------------------------------------------------------------------------------------------------------------------------------
AA101        Pro-forma Letter from A Gadomski to Customer re. Offer  (PLN)/PERS13/AG/*
             of Further Advance
----------------------------------------------------------------------------------------------------------------------------------
AA102        Pro-forma Letter from A Gadomski to Customer re.        (PLN)/PERS14/AG/*
             Further Advance Application
----------------------------------------------------------------------------------------------------------------------------------
AA103        Pro-forma Letter from A Gadomski to Customer re.        (PLN)/PERS15/AG/*
             Further Advance Application
----------------------------------------------------------------------------------------------------------------------------------
AA104        Pro-forma Letter from A Gadomski  re. Further Advance   (PLN)/PERS16/AG/*
----------------------------------------------------------------------------------------------------------------------------------
AA105        Pro-forma Letter from A Gadomski to Customer re. Offer  (PLN)/PERS17/AG/*
             of Further Advance
----------------------------------------------------------------------------------------------------------------------------------
AA106        Pro-forma Letter from A Gadomski to Customer re.        (PLN)/PERS18/AG/*
             Further Advance Application
----------------------------------------------------------------------------------------------------------------------------------
AA107        Pro-forma Letter from A Gadomski re. Postponement of    (PLN)/PERS19/AG/*
             Second Charge
----------------------------------------------------------------------------------------------------------------------------------
AA108        Deed of Postponement                                    (PLN)/PERS20
----------------------------------------------------------------------------------------------------------------------------------
AA109        Deed of Postponement                                    (PLN)/PERS21
----------------------------------------------------------------------------------------------------------------------------------
AA110        Deed of Postponement                                    (PLN)/PERS21A
----------------------------------------------------------------------------------------------------------------------------------
AA111        Deed of Postponement                                    (PLN)/PERS21A
----------------------------------------------------------------------------------------------------------------------------------
AA112        Pro-forma Letter from A Gadomski to Customer re.        (PLN)/PERS22/AG/*
             Further Advance
----------------------------------------------------------------------------------------------------------------------------------
AA113        Pro-forma Letter from A Gadomski re. Additional Advance (PLN)/PERS22A/AG/*
----------------------------------------------------------------------------------------------------------------------------------
AA114        Pro-forma Letter from A Gadomski to Customer re.        (PLN)/PERS24AG/*
             Personal Secured Loan, Further Advance
----------------------------------------------------------------------------------------------------------------------------------
AA115        Pro-forma Letter from A Gadomski re. Repayment of Loan  (PLN)/PERS25AG/*
----------------------------------------------------------------------------------------------------------------------------------
AA116        Pro-forma Letter from A Gadomski re. Personal Secured   (PLN)/PERS26AG/*
             Loan
----------------------------------------------------------------------------------------------------------------------------------
AA117        Pro-forma Letter from A Gadomski to Customer re.        (PLN)/PERS28AG/*
             Additional Advance Application
----------------------------------------------------------------------------------------------------------------------------------


                                      79

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
AA118        Pro-forma Letter from A Gadomski re. Postponement of    (PLN)/PERS30AG/*
             Second Charge
----------------------------------------------------------------------------------------------------------------------------------
AA119        Pro-forma Letter from A Gadomski to Customer re.        (PLN)/PERS31AG/*
             Redemption Figure Request
----------------------------------------------------------------------------------------------------------------------------------
AA120        Pro-forma Letter from A Gadomski to Customer re.        (PLN)/PERS37AG/*
             Application for Personal Secured Loan
----------------------------------------------------------------------------------------------------------------------------------
AA121        Pro-forma Letter from A Gadomski re. Personal Secured   (PLN)/PERS39AG/*
             Loan
----------------------------------------------------------------------------------------------------------------------------------
AA122        Form acknowledging receipt of advance                   (PLN)/PERS40
----------------------------------------------------------------------------------------------------------------------------------
AA123        Form re. Certificate of Consent                         (PLN)/PERS41
----------------------------------------------------------------------------------------------------------------------------------
AA124        Pro-forma Letter from A Gadomski to Customer re.        (PLN)/PERS50/AG/*
             Release and Discharge
----------------------------------------------------------------------------------------------------------------------------------
AA125        Pro-forma Letter from A Gadomski to Customer re.        (PLN)/PERS51/AG/*
             Release and Discharge
----------------------------------------------------------------------------------------------------------------------------------
AA126        Application for a Further Advance Loan                  (PLN)/PERS38/AG/*
----------------------------------------------------------------------------------------------------------------------------------
AA127        Pro-forma Letter from A Gadomski to Customer re.        (PLN)/PERS52/AG/*
             Personal Secured Loan
----------------------------------------------------------------------------------------------------------------------------------
AA128        Pro-forma Letter from A Gadomski to Customer re.        (PLN)/PERS53/AG/*
             Personal Secured Loan
----------------------------------------------------------------------------------------------------------------------------------
AA129        Deed of Postponement                                    (PLN)/PERS21B
----------------------------------------------------------------------------------------------------------------------------------
AA130        Deed of Postponement                                    (PLN)/PERS10B
----------------------------------------------------------------------------------------------------------------------------------
AA131        Pro-forma Letter from A Gadomski to Customer re.        (PLN)/FLEX01/AG/*
             Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------------------------
AA132        Pro-forma Letter from A Gadomski to Customer re.        (PLN)/FLEX02/AG/*
             Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------------------------
AA133        Pro-forma Letter from A Gadomski to Customer re.        (PLN)/FLEX03/AG/*
             Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------------------------
AA134        Application for Flexible Plan Loan                      (PLN)/FLEX04/SO/*
----------------------------------------------------------------------------------------------------------------------------------
AA135        Pro-forma Letter from A Gadomski re. Postponement of    (PLN)/FLEX05/AG/*
             Second Charge
----------------------------------------------------------------------------------------------------------------------------------
AA136        Deed of Postponement                                    (PLN)/FLEX06
----------------------------------------------------------------------------------------------------------------------------------
AA137        Deed of Postponement                                    (PLN)/FLEX07
----------------------------------------------------------------------------------------------------------------------------------


                                      80

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
AA138        Deed of Postponement                                    (PLN)/FLEX07A
----------------------------------------------------------------------------------------------------------------------------------
AA139        Pro-forma Letter from A Gadomski re. Repayment of Loan  (PLN)/FLEX08/AG/*
----------------------------------------------------------------------------------------------------------------------------------
AA140        Pro-forma Letter from A Gadomski re. Repayment of Loan  (PLN)/FLEX08A/AG/*
----------------------------------------------------------------------------------------------------------------------------------
AA141        Pro-forma Letter from A Gadomski re. Application from   (PLN)/FLEX09/AG/*
             Borrower
----------------------------------------------------------------------------------------------------------------------------------
AA142        Pro-forma Letter from A Gadomski re. Flexible Plan Loan (PLN)/FLEX10/AG/*
----------------------------------------------------------------------------------------------------------------------------------
AA143        Pro-forma Letter from A Gadomski re. Personal Secured   (PLN)/FLEX11/AG/*
             Loan
----------------------------------------------------------------------------------------------------------------------------------
AA144        Extract from Title Deeds                                (PLN)/FLEX12/SO/*
----------------------------------------------------------------------------------------------------------------------------------
AA145        Pro-forma Letter from A Gadomski to Customer re.        (PLN)/FLEX13/AG/*
             Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------------------------
AA146        Pro-forma Letter from A Gadomski re. Flexible Plan Loan (PLN)/FLEX14/AG/*
----------------------------------------------------------------------------------------------------------------------------------
AA147        Pro-forma Letter from A Gadomski re. Flexible Plan Loan (PLN)/FLEX14RA/AG/*
----------------------------------------------------------------------------------------------------------------------------------
AA148        Pro-forma Letter from A Gadomski re. Flexible Plan Loan (PLN)/FLEX15/AG/*
----------------------------------------------------------------------------------------------------------------------------------
AA149        Pro-forma Letter from A Gadomski re. Flexible Plan Loan (PLN)/FLEX15RA/AG/*
----------------------------------------------------------------------------------------------------------------------------------
AA150        Pro-forma Letter from A Gadomski re. Flexible Plan Loan (PLN)/FLEX16/AG/*
----------------------------------------------------------------------------------------------------------------------------------
AA151        Pro-forma Letter from A Gadomski to Customer re.        (PLN)/FLEX24/AG/*
             Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------------------------
AA152        Pro-forma Letter from A Gadomski  re. Title Deeds       (PLN)/FLEX25/AG/*
----------------------------------------------------------------------------------------------------------------------------------
AA153        Pro-forma Letter from A Gadomski  re. Title Deeds       (PLN)/FLEX25A/AG/*
----------------------------------------------------------------------------------------------------------------------------------
AA154        Pro-forma Letter from A Gadomski to Customer  re.       (PLN)/FLEX26/AG/*
             Proposed Further Advance
----------------------------------------------------------------------------------------------------------------------------------
AA155        Pro-forma Letter from A Gadomski to Customer  re.       (PLN)/FLEX27/AG/*
             Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------------------------


                                      81

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
AA156        Pro-forma Letter from A Gadomski  re. Further Advance   (PLN)/FLEX26B/AG/*
             Loan
----------------------------------------------------------------------------------------------------------------------------------
AA157        Pro-forma Letter from A Gadomski  re. Further Advance   (PLN)/FLEX26A/AG/*
             Loan
----------------------------------------------------------------------------------------------------------------------------------
AA158        Pro-forma Letter from A Gadomski  re. Further Advance   (PLN)/FLEX25B/AG/*
             Loan
----------------------------------------------------------------------------------------------------------------------------------
AA159        Pro-forma Letter from A Gadomski  re. Property          (PLN)/FLEX25C/AG/*
----------------------------------------------------------------------------------------------------------------------------------
AA160        Pro-forma Letter from A Gadomski to Customer  re.       (PLN)/FLEX28/AG/*
             Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------------------------
AA161        Pro-forma Letter from A Gadomski to Customer  re.       (PLN)/FLEX29/AG/*
             Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------------------------
AA162        Deed of Postponement                                    (PLN)/FLEX07B
----------------------------------------------------------------------------------------------------------------------------------
AA163        Pro-forma Letter from A Gadomski to Customer  re.       (PLN)/FLEX26/AG/*
             Proposed Further Advance
----------------------------------------------------------------------------------------------------------------------------------
AA164        Certificate of Consent
----------------------------------------------------------------------------------------------------------------------------------
AA165        Loan Agreement (Flexible Plan - Scotland) - 3 Copies    ACR4Z/0103
----------------------------------------------------------------------------------------------------------------------------------
AA166        Omiga/BMA Branch Pack - For Your Reference
----------------------------------------------------------------------------------------------------------------------------------
AA167        Secured Personal Loan Application Form                  ADV031               6.2004
----------------------------------------------------------------------------------------------------------------------------------



                                             Part 5 Non-material documents

----------------------------------------------------------------------------------------------------------------------------------
SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
BB
----------------------------------------------------------------------------------------------------------------------------------
BB1          Instructions to Solicitors - Fixed Sum Plan (Scotland)  ADV 269 5.98         From May 1998
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
BB2          Instructions to Solicitors - Fixed Sum Plan (Scotland)  ADV 269a 5.98        From May 1998
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
BB3          Deed of Variation of Security and Receipt for Further   SOL009 09/00         From Sep 2000.  Not used by further
             Advance (Scotland)                                                           advance dept.  Used by product transfer
             Northern Rock plc                                                            dept. where borrower is switching
                                                                                          product and increasing borrowing at same
                                                                                          time (only used on older forms of
                                                                                          mortgage conditions switching from annua
                                                                                          rest mortgage to a daily rest version.
----------------------------------------------------------------------------------------------------------------------------------


                                      82

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
BB4          Help Me Buy to Let - Mortgages for Landlords            MAR 466/11665        From 3 Sep 2001
             Northern Rock plc                                       03.9.2001
----------------------------------------------------------------------------------------------------------------------------------
BB5          Help Me Buy to Let - Mortgages for Landlords            MAR 466/11794        From 19 Sep 2001
             Northern Rock plc                                       19.9.2001
----------------------------------------------------------------------------------------------------------------------------------
BB6          Help Me Buy to Let - Mortgages for Landlords            MAR 466/11856        From 4 Oct 2001
             Northern Rock plc                                       04.10.2001
----------------------------------------------------------------------------------------------------------------------------------
BB7          Help Me Buy to Let - Mortgages for Landlords            MAR 466/11974        From 8 Nov 2001
             Northern Rock plc                                       08.11.2001
----------------------------------------------------------------------------------------------------------------------------------
BB8          Help Me Buy to Let - Mortgages for Landlords            MAR 466/12222        From 7 Jan 2002
             Northern Rock plc                                       07.1.2002
----------------------------------------------------------------------------------------------------------------------------------
BB9          I want to buy to let - Mortgages for Landlords          MAR 466/12470        From 20 Mar 2002
             Northern Rock plc                                       20.3.2002
----------------------------------------------------------------------------------------------------------------------------------
BB10         I want to buy to let - Mortgages for Landlords          MAR 466/12645        From 10 May 2002
             Northern Rock plc                                       10.5.2002
----------------------------------------------------------------------------------------------------------------------------------
BB11         I want to buy to let - Mortgages for Landlords          MAR 466/12861        From 26 Jul 2002
             Northern Rock plc                                       26.7.2002
----------------------------------------------------------------------------------------------------------------------------------
BB12         I want to buy to let - Mortgages for Landlords          MAR 466/12861        From 6 Aug 2002
             Northern Rock plc                                       06.8.2002
----------------------------------------------------------------------------------------------------------------------------------
BB13         I want to buy to let - Mortgages for Landlords          MAR 466/13148        From 21 Oct 2002
             Northern Rock plc                                       21.10.2002
----------------------------------------------------------------------------------------------------------------------------------
BB14         I want to buy to let - Mortgages for Landlords          MAR 466/13232        From 8 Nov 2002
             Northern Rock plc                                       08.11.2002
----------------------------------------------------------------------------------------------------------------------------------
BB15         Sample Special Conditions for Bradford & Bingley                             From 9 Jan 2003
             Together Exclusives (Variable)
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
BB16         Sample Special Conditions for Bradford & Bingley                             From 9 Jan 2003
             Together Exclusives Fixed mortgage loans - 2, 3, 5 and
             7 year fixed
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
BB17         Sample Special Conditions for Buy to Let 2 year Fixed                        From 9 Jan 2003
             Rate
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
BB18         Sample Special Conditions for Buy to Let 1.5% 5 year                         From 9 Jan 2003
             Tracker
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
BB19         Sample Wording - Buy to Let - Help With Costs
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
BB20         Sample Special Conditions for HERM Cashplus Fixed and                        From 9 Jan 2003
             Capped/ Exclusive HERM Cashplus Fixed and Capped/SIFA
             HERM Cashplus Fixed and Capped
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
BB21         Sample Special Conditions for HERM Standard Fixed and                        From 9 Jan 2003
             Capped/ HERM Standard Fixed and Capped Exclusives/ SIFA
             HERM Standard Fixed and Capped
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
BB22         Sample Special Conditions for Legal & General Together                       From 9 Jan 2003
             Exclusives (Variable)
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------


                                      83

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
BB23         Sample Special Conditions for Legal & General Together                       From 9 Jan 2003
             Exclusives Fixed mortgage loans - 2, 3, 5 and 7 year
             fixed
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
BB24         I want to buy to let                                    MAR 466/13372        From 10 Jan 2003
             Northern Rock plc                                       10.01.2003
----------------------------------------------------------------------------------------------------------------------------------
BB25         Confirmation of Identity                                Jan 2002             From Jan 2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
BB26         Confirmation of Identity                                Sept 2002            From Sept 2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
BB27         Confirmation of Identity                                28 Jan 2003          From 28 Jan 2003
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
BB28         I need you to be there sometimes [insurance]            MAR 389/12958        From Sept 2002
             Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------



                                   Part 6 Documents Used Only in the Origination of
                                                 Connections Mortgages

----------------------------------------------------------------------------------------------------------------------------------
SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
CC           Brochures
----------------------------------------------------------------------------------------------------------------------------------
CC1          Connections - Current Account Terms and Conditions -    MAR 634/13347        Valid until further notice - 27.11.2002
             Small but important                                     27.11.2002
----------------------------------------------------------------------------------------------------------------------------------
CC2          Connections - Save Direct Terms and Conditions - Small  MAR 633/13347        Valid until further notice - 27.11.2002
             but important                                           27.11.2002
----------------------------------------------------------------------------------------------------------------------------------
CC3          Mortgages - Options for your Connections Mortgage       MAR 632/13363        Valid until further notice - 27.11.2002
                                                                     27.11.2002
----------------------------------------------------------------------------------------------------------------------------------
CC4          Mortgages - I Want to Shrink my Mortgage                MAR 625/13245        Valid until further notice - 27.11.2002
                                                                     27.11.2002
----------------------------------------------------------------------------------------------------------------------------------
CC5          Connections - What's it going to Cost?                  MAR 630/13833        Valid until further notice - 18.6.2003
                                                                     18.6.2003
----------------------------------------------------------------------------------------------------------------------------------
CC6          Connections - What's it going to Cost?                  MAR 630/13833        Valid until further notice - 14.7.2003
                                                                     14.7.2003
----------------------------------------------------------------------------------------------------------------------------------
CC7          Connections - What's it going to Cost?                  MAR 630/13833        Valid until further notice - 25.7.2003
                                                                     25/7/2003
----------------------------------------------------------------------------------------------------------------------------------
CC8          Connections - What's it going to cost?                  MAR 630/13833        Valid until further notice
                                                                                          9 Sep 2003

----------------------------------------------------------------------------------------------------------------------------------
CC9          Connections - What's it going to cost?                  MAR 630/13833        Valid until further notice
                                                                                          14 Oct 2003
----------------------------------------------------------------------------------------------------------------------------------
CC10         Connections - What's it going to cost?                  MAR 630/13833        Valid until further notice
                                                                                          17 Nov 2003
----------------------------------------------------------------------------------------------------------------------------------
CC11         Mortgages - I Want to Shrink my Mortgage                MAR 625/14519        Valid until further notice
                                                                                          1 Dec 2003
----------------------------------------------------------------------------------------------------------------------------------
CC12         Connections - What's it going to cost?                  MAR 630/13833        Valid until further notice
                                                                                          17 Dec 2003
----------------------------------------------------------------------------------------------------------------------------------


                                      84

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
CC13         Mortgages - I Want to Shrink my Mortgage                MAR 625A/14813       Valid until further notice
                                                                                          20 Jan 2004
----------------------------------------------------------------------------------------------------------------------------------
CC14         Connections - What's it going to cost?                  MAR 630/13833        Valid until further notice
                                                                                          20 Jan 2004
----------------------------------------------------------------------------------------------------------------------------------
CC15         Connections - What's it going to cost?                  MAR 630/13833        Valid until further notice
                                                                                          16 Feb 2004
----------------------------------------------------------------------------------------------------------------------------------
CC16         Mortgages - I Want to Shrink my Mortgage                MAR 625/15007        Valid until further notice
                                                                                          9 Mar 2004
----------------------------------------------------------------------------------------------------------------------------------
CC17         Connections - What's it going to cost?                  MAR 630/13833        Valid until further notice
                                                                                          25 Mar 2004
----------------------------------------------------------------------------------------------------------------------------------
CC18         Connections - What's it going to cost?                  MAR 630/13833        Valid until further notice
                                                                                          22.6.2004
----------------------------------------------------------------------------------------------------------------------------------
CC19         Connections - What's it going to cost?                  MAR 630/13833        Valid until further notice
                                                                                          9.7.2004
----------------------------------------------------------------------------------------------------------------------------------
CC20         Connections - What's it going to cost?                  MAR 630              Valid until further notice
                                                                                          16.8.04
----------------------------------------------------------------------------------------------------------------------------------
CC21         Connections - What's it going to cost?                  MAR 630              Valid until further notice
                                                                                          16.8.2004
----------------------------------------------------------------------------------------------------------------------------------
DD           Mortgage Application Forms
----------------------------------------------------------------------------------------------------------------------------------
DD1
----------------------------------------------------------------------------------------------------------------------------------
EE           Connections Credit/Loan Agreements
----------------------------------------------------------------------------------------------------------------------------------
EE1
----------------------------------------------------------------------------------------------------------------------------------
FF           Conditions for Connections products
             (eg Savings Account Applications/ Agreements etc)
----------------------------------------------------------------------------------------------------------------------------------
FF1          Connections Conditions                                  MAR 631              27.11.02
----------------------------------------------------------------------------------------------------------------------------------
FF2
----------------------------------------------------------------------------------------------------------------------------------
GG           Mortgage Deeds
----------------------------------------------------------------------------------------------------------------------------------
GG1
----------------------------------------------------------------------------------------------------------------------------------
HH           Supplementary Instructions to Solicitors
----------------------------------------------------------------------------------------------------------------------------------
HH1
----------------------------------------------------------------------------------------------------------------------------------
HH2
----------------------------------------------------------------------------------------------------------------------------------
II           Miscellaneous Mortgage Documents
----------------------------------------------------------------------------------------------------------------------------------
II1          Connections Savings Options Form                        MAR 635/1.03         Jan 2003
----------------------------------------------------------------------------------------------------------------------------------
II2          Memo re New Mortgage Product Statement of Requirements                       11 Aug 2003
             - Connections 7 Year Flexible Discount Tracker
----------------------------------------------------------------------------------------------------------------------------------
II3          Pro forma of Covering Letter to customers enclosing     Ref: CUSTADMIN/JW    2 Sep 2003
             Connections Pack
----------------------------------------------------------------------------------------------------------------------------------


                                      85



                       Part 7 Documents used in the Origination of Scottish Mortgages/Loans Only

----------------------------------------------------------------------------------------------------------------------------------
SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
JJ
----------------------------------------------------------------------------------------------------------------------------------
JJ1          Affidavit (re: Matrimonial Home/Occupancy               ADV 77/1/87                        Jan 1987
             Rights)
----------------------------------------------------------------------------------------------------------------------------------
JJ2          Re-advance/Further Advance Receipt                      SEC 37/11/93                       Nov 1993
----------------------------------------------------------------------------------------------------------------------------------
JJ3          Additional Advance Cheque Request                       ADV 133. 01/94                     Jan 1994
----------------------------------------------------------------------------------------------------------------------------------
JJ4          Standard Security                                       ADV 58. 01/94                      Jan 1994
----------------------------------------------------------------------------------------------------------------------------------
JJ5          Report on Title (Scotland) - Regulated Loan             ADV 136. 01/94                     Jan 1994
----------------------------------------------------------------------------------------------------------------------------------
JJ6          Deed of Variation of Security and Receipt for           ADV152. 01/94                      Jan 1994
             Further Advance
----------------------------------------------------------------------------------------------------------------------------------
JJ7          Report on Title (Scotland)                              ADV 62./01.94                      Jan 1994
----------------------------------------------------------------------------------------------------------------------------------
JJ8          Assignation of Life Assurance Policy                    ADV 59. 01/94                      Jan 1994
----------------------------------------------------------------------------------------------------------------------------------
JJ9          Scottish Mortgage Conditions 1994                       SEC 33/02.94                       Feb 1994
----------------------------------------------------------------------------------------------------------------------------------
JJ10         Flexible Plan Application Form                          ADV 156/9.94                       Sep 1994
----------------------------------------------------------------------------------------------------------------------------------
JJ11         Report and Valuation for Mortgage Purposes on           ADV 7/11.94                        Nov 1994
             Behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
JJ12         Deed of Postponement (relating to a Flexible            FLEX06- 1995?                         1995?
             Plan Loan regulated by the Consumer Credit Act
             1974)
----------------------------------------------------------------------------------------------------------------------------------
JJ13         Deed of Postponement (relating to a Flexible
             Plan Loan regulated by the Consumer Credit Act          FLEX07- 1995?                         1995?
             1974)FLEX07- 1995?
----------------------------------------------------------------------------------------------------------------------------------
JJ14         Deed of Postponement (relating to a Personal
             Secured Loan regulated by the Consumer Credit           PERS09- 1995?                         1995?
             Act 1974)
----------------------------------------------------------------------------------------------------------------------------------
JJ15         Deed of Postponement (relating to a Personal            PERS10- 1995?                         1995?
             Secured Loan regulated by the Consumer Credit
             Act 1974)
----------------------------------------------------------------------------------------------------------------------------------
JJ16         Deed of Postponement                                    PERS20- 1995?                         1995?
----------------------------------------------------------------------------------------------------------------------------------
JJ17         Deed of Postponement                                    PERS21- 1995?                         1995?
----------------------------------------------------------------------------------------------------------------------------------
JJ18         Fixed Sum Plan Application Form                         ADV 31/4.95                        Apr 1995
----------------------------------------------------------------------------------------------------------------------------------
JJ19         Credit Agreement Regulated by the Consumer              Flexible Plan (Scotland)
             Credit Act 1974                                         ADVCR3 07/95                       Jul 1995
----------------------------------------------------------------------------------------------------------------------------------
JJ20         Loan Agreement - Flexible Plan (Scotland)               ADVCR4 07/95                       Jul 1995
----------------------------------------------------------------------------------------------------------------------------------
JJ21         Credit Agreement Regulated by the Consumer              ADV 138 09/95                      Sep 1995
             Credit Act 1974 (Personal Secured Loan)
----------------------------------------------------------------------------------------------------------------------------------
JJ22         Assignation of Life Assurance Policy                    ADV 59. 09/95                      Sep 1995
----------------------------------------------------------------------------------------------------------------------------------
JJ23         Credit Agreement Regulated by the Consumer              ADV 138 09/95                      Sep 1995
             Credit Act 1974 (Personal Secured Loan)
----------------------------------------------------------------------------------------------------------------------------------
JJ24         Receipt for Further Advance                             ADV 60. 09.95                      Sep 1995
----------------------------------------------------------------------------------------------------------------------------------
JJ25         Deed of Variation of Security and Receipt for           ADV152. 09/95                      Sep 1995
             Further Advance
----------------------------------------------------------------------------------------------------------------------------------
JJ26         Consent by Non-Entitled Spouse                          ADV 64. /09.95                     Sep 1995
----------------------------------------------------------------------------------------------------------------------------------
JJ27         Postponed Standard Security                             SEC 53. 09/95                      Sep 1995
----------------------------------------------------------------------------------------------------------------------------------
JJ28         Standard Security                                       ADV 58. 09/95                      Sep 1995
----------------------------------------------------------------------------------------------------------------------------------


                                      86

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
JJ29         Deed of Postponement (relating to a Flexible            (PLN)/FLEX07 -                     Oct 1995
             Plan Loan regulated by the Consumer Credit Act          01/10/1995
             1974)
----------------------------------------------------------------------------------------------------------------------------------
JJ30         Scottish Mortgage Conditions 1995                       SEC33/0296                         Feb 1996
----------------------------------------------------------------------------------------------------------------------------------
JJ31         Report on Title (Scotland) 1995                         ADV62/0596                         May 1996
----------------------------------------------------------------------------------------------------------------------------------
JJ32         Credit Agreement Regulated by the Consumer              ADR3A-C/0796                      July 1996
             Credit Act 1974 - Flexible Plan (Scotland)
----------------------------------------------------------------------------------------------------------------------------------
JJ33         Report on Title (Scotland)                              ADV62/0197                         Jan 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ34         Guarantors Confirmation (Existing Borrowers)            ADV266.7/97                       July 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ35         Fixed Sum Plan Application Form                         ADV31/07.97                       July 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ36         Flexible Plan Application Form                          ADV 156.07/97                     July 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ37         Deed of Postponement (relating to a Personal            (PLN)/PERS09-01/10/1997            Oct 1997
             Secured Loan regulated by the Consumer Credit
             Act 1974)
----------------------------------------------------------------------------------------------------------------------------------
JJ38         Deed of Postponement (relating to a Personal            (PLN)/PERS10-01/10/97              Oct 1997
             Secured Loan regulated by the Consumer Credit
             Act 1974)
----------------------------------------------------------------------------------------------------------------------------------
JJ39         Deed of Postponement                                    (PLN)/PERS21-01/10/1997            Oct 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ40         Flexible Plan Application Form                          ADV156.10/97                       Oct 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ41         Fixed Sum Plan Application Form                         ADV31.10/97                        Oct 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ42         Guarantors Confirmation (Existing Borrowers)            ADV266.10/97                       Oct 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ43         Assignation of Life Assurance Policy                    ADV59/10.97                        Oct 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ44         Re-advance/Further Advance Receipt                      SEC37/1097                         Oct 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ45         Standard Security                                       ADV58/1097                         Oct 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ46         Receipt for Further Advance                             ADV60.10/97                        Oct 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ47         Report on Title (Scotland)                              ADV268.10/97                       Oct 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ48         Report on Title (Scotland) - Regulated Loan             ADV136.10/97                       Oct 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ49         Credit Agreement Regulated by the Consumer              ADV138.10.97                       Oct 1997
             Credit Act 1974 (Personal Secured Loan)
----------------------------------------------------------------------------------------------------------------------------------
JJ50         Postponed Standard Security                             SEC53.10/97                        Oct 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ51         Schedule of Documents of Title (Scotland)               SEC7.10/97                         Oct 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ52         Scottish Mortgage Conditions 1997                       SEC33.10/97                        Oct 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ53         Consent by Non-Entitled Spouse                          ADV64.10/97                        Oct 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ54         Affidavit (re: Matrimonial Home/Occupancy               ADV77/10.97                        Oct 1997
             Rights)
----------------------------------------------------------------------------------------------------------------------------------
JJ55         Report and Valuation for Mortgage Purposes on           ADV 7/10.97                        Oct 1997
             Behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
JJ56         Additional Advance Funds Request (Scotland)             ADV 133./10.97                     Oct 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ57         Instructions to Solicitors - For Flexible Plan          ADV 270. (Flexible Plan over
             Loans Over (GBP)15,000                                  (GBP)15K - Scotland) 10/97         Oct 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ58         Instructions to Solicitors (Attaching Report on         ADV 136./10.97                     Oct 1997
             Title (Scotland) - Regulated Loan) -
----------------------------------------------------------------------------------------------------------------------------------


                                      87

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
JJ59         Deed of Variation of Security and Receipt for           ADV152. 10/97                      Oct 1997
             Further Advance
----------------------------------------------------------------------------------------------------------------------------------
JJ60         Instructions to Solicitors - (Flexi - Under             ADV 137 10/97                      Oct 1997
             (GBP)15K - Scotland)
----------------------------------------------------------------------------------------------------------------------------------
JJ61         Credit Agreement Regulated by the Consumer              ADR3A-C/1097                       Oct 1997
             Credit Act 1974 - Flexible Plan (Scotland)
----------------------------------------------------------------------------------------------------------------------------------
JJ62         Loan Agreement - Flexible Plan (Scotland)               ACR4A-C/1097                       Oct 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ63         Additional Advance Funds Request (Scotland)             ADV 133./11.97                     Nov 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ64         Flexible Plan Application Form                          ADV156.15/12/97                    Dec 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ65         Fixed Sum Plan Application Form                         ADV31.15/12/97                     Dec 1997
----------------------------------------------------------------------------------------------------------------------------------
JJ66         Additional Advance Funds Request (Scotland)             ADV 133./1.98                      Jan 1998
----------------------------------------------------------------------------------------------------------------------------------
JJ67         Report on Title (Scotland)                              ADV 62./02.98                      Feb 1998
----------------------------------------------------------------------------------------------------------------------------------
JJ78         Loan Agreement - Flexible Plan (Scotland)               ACR4A-C/0298                       Feb 1998
----------------------------------------------------------------------------------------------------------------------------------
JJ69         Instructions to Solicitors - For Flexible Plan          ADV 270.04.98                      Apr 1998
             Loans Over (GBP)25,000 - (Flexible Plan over
             (GBP)25K - Scotland)
----------------------------------------------------------------------------------------------------------------------------------
JJ70         Report on Title (Scotland) - Regulated Loan             ADV 136. /05.98                    May 1998
----------------------------------------------------------------------------------------------------------------------------------
JJ71         Instructions to Solicitors - (Fixed Sum Plan -          ADV 269.5/98                       May 1998
             Scotland)
----------------------------------------------------------------------------------------------------------------------------------
JJ72         Secured Personal Loan Application Form                  ADV 31. 5/98                       May 1998
-------------------------------------------------------------------- -------------------------------------------------------------
JJ73         Instructions to Panel Solicitors -  (Fixed Sum         -ADV 269a.05/98                     May 1998
             Plan - Scotland)
-------------------------------------------------------------------- -------------------------------------------------------------
JJ74         Credit Agreement Regulated by the Consumer             -MAR 127 01/06/98                   Jun 1998
             Credit Act 1974 (Personal Secured Loan)
-------------------------------------------------------------------- -------------------------------------------------------------
JJ75         Credit Agreement Regulated by the Consumer             -ACR3A-C/0798                       Jul 1998
             Credit Act 1974 - Flexible Plan (Scotland)
-------------------------------------------------------------------- -------------------------------------------------------------
JJ76         Instructions to Solicitors - ADV (Flexi - Under        -137/ 01.07.98                      Jul 1998
             25K - Scotland)
-------------------------------------------------------------------- -------------------------------------------------------------
JJ77         Report and Valuation for Mortgage Purposes on          -ADV 7/12.98                        Dec 1998
             Behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
JJ78         Secured Personal Loan Application Form                  ADV 31. 1/99                       Jan 1999
----------------------------------------------------------------------------------------------------------------------------------
JJ79         Deed of Postponement                                   (PLN)/PERS20 - 01/10/1999           Oct 1999
----------------------------------------------------------------------------------------------------------------------------------
JJ80         Report on Title (Scotland)                              ADV 62./11.99                      Nov 1999
----------------------------------------------------------------------------------------------------------------------------------
JJ81         Deed of Postponement (relating to a Personal
             Secured Loan regulated by the Consumer Credit           (PLN)/PERS10A - 2000?                 2000?
             Act 1974)
----------------------------------------------------------------------------------------------------------------------------------
JJ82         Deed of Postponement                                    (PLN)/PERS21A - 2000?                 2000?
----------------------------------------------------------------------------------------------------------------------------------
JJ83         Deed of Postponement (relating to a Flexible            (PLN)/FLEX07A - 2000?                 2000?
             Plan Loan regulated by the Consumer Credit Act
             1974)
----------------------------------------------------------------------------------------------------------------------------------
JJ84         Secured Personal Loan Application Form                  ADV 031 (8.5.2000)                 May 2000
----------------------------------------------------------------------------------------------------------------------------------
JJ85         Consent by Non-Entitled Spouse                          ADV 64. /06.00                     Jun 2000
----------------------------------------------------------------------------------------------------------------------------------


                                      88

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
JJ86         Affidavit (re: Matrimonial Home/Occupancy Rights)       ADV77 /07.00                       Jul 2000
----------------------------------------------------------------------------------------------------------------------------------
JJ87         Report on Title (Scotland)                              ROT/0800                           Aug 2000
----------------------------------------------------------------------------------------------------------------------------------
JJ88         Credit Agreement Regulated by the Consumer              CA138B/0900                        Sep 2000
             Credit Act 1974
----------------------------------------------------------------------------------------------------------------------------------
JJ89         Credit Agreement Regulated by the Consumer              CA127 09/00                        Sep 2000
             Credit Act 1974
----------------------------------------------------------------------------------------------------------------------------------
JJ90         Credit Agreement Regulated by the Consumer              ACR3A-C/1000                       Oct 2000
             Credit Act 1974 - Flexible Plan (Scotland)
----------------------------------------------------------------------------------------------------------------------------------
JJ91         Loan Agreement - Flexible Plan (Scotland)               ACR4A-C/1000                       Oct 2000
----------------------------------------------------------------------------------------------------------------------------------
JJ92         Scottish Mortgage Conditions 1997                       SEC33/11.00                        Nov 2000
----------------------------------------------------------------------------------------------------------------------------------
JJ93         Schedule of Documents of Title (Scotland)               SOGO1/0201                         Feb 2001
----------------------------------------------------------------------------------------------------------------------------------
JJ94         Deed of Variation of Security and Receipt for           ADV281/05.01                       May 2001
             Further Advance
----------------------------------------------------------------------------------------------------------------------------------
JJ95         Deed of Guarantee (Scotland)                            ADV277/06.01                       Jun 2001
----------------------------------------------------------------------------------------------------------------------------------
JJ96         Standard Security                                       ADV278 06/01                       Jun 2001
----------------------------------------------------------------------------------------------------------------------------------
JJ97         Deed of Variation of Security and Receipt for           ADV279 06/01                       Jun 2001
             Further Advance (with Guarantor)
----------------------------------------------------------------------------------------------------------------------------------
JJ98         Receipt for Further Advance                             ADV280 Jul 01                      Jul 2001
----------------------------------------------------------------------------------------------------------------------------------
JJ99         Scottish Mortgage Conditions 2001                       SEC 72/07.2001                     Jul 2001
----------------------------------------------------------------------------------------------------------------------------------
JJ100        Scottish Mortgage Conditions 2001                       SEC 72/01.2001                     Jul 2001
----------------------------------------------------------------------------------------------------------------------------------
JJ101        Secured Personal Loan Application Form                  ADV 031(1.8.2001)                1 Aug 2001
----------------------------------------------------------------------------------------------------------------------------------
JJ102        Report on Title (Scotland)                              ROT/0502                           May 2002
----------------------------------------------------------------------------------------------------------------------------------
JJ103        Additional Advance Funds Request                        AAFR/0802                          Aug 2002
----------------------------------------------------------------------------------------------------------------------------------
JJ104        Report on Title (Scotland)                              ROT/1102                           Nov 2002
----------------------------------------------------------------------------------------------------------------------------------
JJ105        CML Lenders' Handbook for Scotland (Part 2 -                                               Jan 2003
             Name of Mortgage Lender) - Date Last Amended
             (1-Jan-2003)
----------------------------------------------------------------------------------------------------------------------------------
JJ106        Credit Agreement Regulated by the Consumer              CA127 01/03                        Jan 2003
             Credit Act 1974
----------------------------------------------------------------------------------------------------------------------------------
JJ107        Credit Agreement Regulated by the Consumer              01/03                              Jan 2003
             Credit Act 1974
----------------------------------------------------------------------------------------------------------------------------------
JJ108        Report and Valuation for Mortgage Purposes on           ADV 7/07.03                        Jul 2003
             Behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------------------------
JJ109        Secured Personal Loan Application Form                  ADV 031 (08.2003)                  Aug 2003
----------------------------------------------------------------------------------------------------------------------------------


                                      89

----------------------------------------------------------------------------------------------------------------------------------

SABW         Document                                                Reference            Usage period and notes
----------------------------------------------------------------------------------------------------------------------------------
JJ110        Offer of Loan                                                                              Oct 2003
----------------------------------------------------------------------------------------------------------------------------------
JJ111        Together - Standard Security                            SOL002
----------------------------------------------------------------------------------------------------------------------------------
JJ112        Schedule of Documents of Title (Scotland) (Pre          SEC 7
             01/10/97)
----------------------------------------------------------------------------------------------------------------------------------
JJ113        Consent by Non-Entitled Spouse (Pre 09/95)              ADV 64
----------------------------------------------------------------------------------------------------------------------------------
JJ114        Standard Security (Scottish Mortgage Conditions
             2001 apply)
----------------------------------------------------------------------------------------------------------------------------------
JJ115        Report on Title (Scotland)                              ROT/0804




SIGNATORIES

SIDLEY AUSTIN BROWN & WOOD



By:



ALLEN & OVERY LLP



By:


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